UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06040

Nuveen Municipal Market Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report October 31, 2014

NPP
Nuveen Performance Plus Municipal Fund, Inc.

NMA
Nuveen Municipal Advantage Fund, Inc.

NMO
Nuveen Municipal Market Opportunity Fund, Inc.

NAD
Nuveen Dividend Advantage Municipal Fund

NXZ
Nuveen Dividend Advantage Municipal Fund 2

NZF
Nuveen Dividend Advantage Municipal Fund 3

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $840 billion in assets under management as of October 1, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s existing leadership and key investment teams have remained in place following the transaction.

NFAL and your fund’s sub-adviser(s) continue to manage your fund according to the same objectives and policies as before, and there have been no changes to your fund’s operations.

Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	10

Common Share Information	12

Risk Considerations	14

Performance Overview and Holding Summaries	15

Shareholder Meeting Report	27

Report of Independent Registered Public Accounting Firm	31

Portfolios of Investments	32

Statement of Assets and Liabilities	101

Statement of Operations	103

Statement of Changes in Net Assets	104

Statement of Cash Flows	106

Financial Highlights	108

Notes to Financial Statements	117

Additional Fund Information	131

Glossary of Terms Used in this Report	132

Reinvest Automatically, Easily and Conveniently	134

Board Members & Officers	135

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

Over the past year, global financial markets were generally strong as stocks of many countries rose due to strengthening economies and abundant central bank support. A low and stable interest rate environment allowed the bond market to generate modest but positive returns.

More recently, markets have been less certain as economic growth is strengthening in some parts of the world, but in other areas recovery has been slow or uneven at best. Despite increasing market volatility, geopolitical turmoil and concerns over rising rates, better-than-expected earnings results and economic data have supported U.S. stocks. Europe continues to face challenges as disappointing growth and inflation measures led the European Central Bank to further cut interest rates. Japan is suffering from the burden of the recent consumption tax as the government’s structural reforms continue to steadily progress. Flare-ups in hotspots, such as the ongoing Russia-Ukraine conflict and Middle East, have not yet been able to derail the markets, though that remains a possibility. With all the challenges facing the markets, accommodative monetary policy around the world has helped lessen the impact of these events.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
December 22, 2014

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Performance Plus Municipal Fund, Inc. (NPP)
Nuveen Municipal Advantage Fund, Inc. (NMA)
Nuveen Municipal Market Opportunity Fund, Inc. (NMO)
Nuveen Dividend Advantage Municipal Fund (NAD)
Nuveen Dividend Advantage Municipal Fund 2 (NXZ)
Nuveen Dividend Advantage Municipal Fund 3 (NZF)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Thomas C. Spalding, CFA, and Paul L. Brennan, CFA, review U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these six national Funds. Tom has managed NXZ since its inception in 2001 and NPP, NMA, NMO and NAD since 2003. Paul assumed portfolio management responsibility for NZF in 2006.

What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended October 31, 2014?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer-run goal. However, if economic data shows faster progress toward the Fed’s employment and inflation objectives than currently anticipated, the Fed indicated that the first increase in the fed funds rate since 2006 could occur sooner than expected.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch) Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

In the third quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at a 3.9% annual rate, compared with -2.1% in the first quarter of 2014 and 4.6% in the second quarter. Third-quarter growth was attributed in part to expanded business investment in equipment and a major increase in military spending. The Consumer Price Index (CPI) rose 1.7% year-over-year as of October 2014, while the core CPI (which excludes food and energy) increased 1.8% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of October 2014, the national unemployment rate was 5.8%, the lowest level since July 2008, down from the 7.2% reported in October 2013, marking the ninth consecutive month in which the economy saw the addition of more than 200,000 new jobs. The housing market continued to post gains, although price growth has shown signs of deceleration in recent months. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.9% for the twelve months ended September 2014 (most recent data available at the time this report was prepared), putting home prices at fall 2004 levels, although they continued to be down 15%-17% from their mid-2006 peaks.

During the first two months of this reporting period, the financial markets remained unsettled in the aftermath of widespread uncertainty about the future of the Fed’s quantitative easing program. Also contributing to investor concern was Congress’s failure to reach an agreement on the Fiscal 2014 federal budget, which triggered sequestration, or automatic spending cuts and a 16-day federal government shutdown in October 2013. This sequence of events sparked increased volatility in the financial markets, with the Treasury market trading off, the municipal market following suit and spreads widening as investor concern grew, prompting selling by bondholders across the fixed income markets.

As we turned the page to calendar year 2014, the market environment stabilized, as the Fed’s policies continued to be accommodative and some degree of political consensus was reached. The Treasury market rallied and municipal bonds rebounded, with flows into municipal bond funds increasing, while supply continued to drop. This supply/demand dynamic served as a key driver of municipal market performance for the period. The resultant rally in municipal bonds generally produced positive total returns for the reporting period as a whole. Overall, municipal credit fundamentals continued to improve, as state governments made good progress in dealing with budget issues. Due to strong growth in personal income tax and sales tax collections, year-over-year totals for state tax revenues had increased for 16 consecutive quarters as of the second quarter of 2014, while on the expense side, many states made headway in cutting and controlling costs, with the majority implementing some type of pension reform. The current level of municipal issuance reflects the more conservative approach to state budgeting. For the twelve months ended October 31, 2014, municipal bond issuance nationwide totaled $319.7 billion, down 4.6% from the issuance for the twelve-month reporting period ended October 31, 2013.

What key strategies were used to manage these Funds during the twelve-month reporting period ended October 31, 2014?

During this reporting period, we saw the municipal market environment shift from the volatility of late 2013 to a rally driven by strong demand and tight supply and reinforced by an environment of improving fundamentals in 2014. For the reporting period as a whole, municipal bond prices generally rose, as interest rates declined and the yield curve flattened. We continued to take a bottom-up approach to identifying sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep the Funds fully invested.

During the first two months of this reporting period, we primarily focused on strategies that enabled us to take advantage of the higher coupons and attractive prices resulting from a pattern of outflows, predominately from high yield funds. This presented opportunities to add lower rated credits and bonds with longer maturities to the Funds in the secondary market. Among our purchases in NPP, NMA, NMO, NAD and NXZ were tobacco credits and zero coupon bonds, which provided long maturities, good call protection and additional income to support the Funds’ dividends.

Municipal supply nationally remained tight throughout this reporting period, although issuance improved during the second half of this twelve-month period compared with the first half. Much of this increase was attributable to refunding activity as bond issuers, prompted by low interest rates, sought to lower debt service costs by retiring older bonds from the proceeds of lower cost new bond issues. During the third quarter of 2014, for example, we saw current refunding activity increase by more than 64% nationwide

6	Nuveen Investments

and estimates are that these refundings accounted for 35% of issuance during the first nine months of 2014. These refunding bonds do not represent an actual net increase in issuance because they mostly replaced outstanding issues that were called soon thereafter. As a result, it remained challenging to source attractive bonds that would enhance the Funds’ holdings. Much of our investment activity focus during this reporting period was on reinvesting the cash generated by current calls into credit sensitive sectors and longer maturity bonds that could help us offset the decline in rates and maintain investment performance potential. These Funds were well positioned coming into the reporting period, so we could be selective in looking for opportunities to purchase bonds that added value.

In general, NPP, NMA, NMO, NAD and NXZ continued to find value in sectors that represent some of our larger exposures, including transportation (e.g., tollroads, highways, bridges) and health care. Among our additions in the transportation sector were tollroad revenue bonds issued for Route 460 in Virginia and a new issue from the Foothill/Eastern Transportation Corridor Agency (F/ETCA) in California, which we purchased at attractive prices in December 2013. In one of the largest fixed rate municipal transactions of 2013, F/ETCA refinanced $2.3 billion in outstanding debt originally issued in 1999. Traffic and revenues on the tollroads in F/ETCA’s 36-mile network, which links major population centers in Southern California, have increased and the bonds have performed well for the Funds since purchase. In October 2014, we also participated in the tender offer and new issuance of tollroad bonds for the San Joaquin Hills Transportation Corridor Agency in Orange County, California, the largest tollroad network in the western U.S. The agency took advantage of the decline in interest rates to restructure its debt by making a tender offer for existing bonds at terms favorable to shareholders and then issuing new bonds at lower interest rates, thereby reducing debt service costs, improving cash flow and increasing financial flexibility. In our view, the agency’s debt restructuring resulted in an improved credit outlook for these bonds and we added some of the new San Joaquin credits to our portfolios.

NZF also found value in the transportation sector, especially in tollroad issues, where we saw increased activity after several years of low issuance and deferred maintenance. We added new offerings, including the Foothill/Eastern and San Joaquin issues mentioned above as well as bonds issued to finance the Downtown Crossing bridge across the Ohio River from Indiana to Louisville, Kentucky and credits issued for the Dulles Tollroad in Virginia and suburban Washington, D.C. We also purchased health care bonds, including those issued for Catholic Health Initiatives, a national nonprofit health system that operates hospitals and long-term care facilities in 17 states, for facilities in Colorado and Tennessee. In addition, we added to our holdings in higher education, water and sewer, and utilities.

Also during this reporting period, S&P upgraded its credit rating on National Public Finance Guarantee Corp. (NPFG), the insurance subsidiary of MBIA, to AA- from A, citing NPFG’s strong operating performance and competitive position in the financial guarantee market. As a result, the ratings on the Funds’ holdings of bonds backed by insurance from NPFG, and not already rated at least AA-due to higher underlying borrower ratings were similarly upgraded to AA- as of mid-March 2014. This action produced an increase in the percentage of our portfolios held in the AA credit quality category (and a corresponding decrease in the A category), improving the overall credit rating of the Funds. S&P also upgraded its rating on Assured Guaranty Municipal (AGM) as well as AGM’s municipal-only insurer Municipal Assurance Corp. to AA from AA-.

Cash for purchases was generated primarily by proceeds from called and matured bonds, which we worked to redeploy to keep the Funds fully invested and support their income streams. As previously mentioned, the decline in municipal yields and the flattening of the municipal yield curve relative to the Treasury curve helped to make refunding deals more attractive. The increase in this activity provided ample cash for purchases and drove much of our trading. In addition, NPP, NMA, NMO, NAD and NXZ continued to trim holdings of Puerto Rico paper.

As of October 31, 2014, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

Nuveen Investments	7

How did the Funds perform during the twelve-month reporting period ended October 31, 2014?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and ten-year periods ended October 31, 2014. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average.

For the twelve months ended October 31, 2014, the total returns on common share NAV for all six of these Funds outperformed the return for the national S&P Municipal Bond Index. For the same period, all of these Funds underperformed the average return for the Lipper General & Insured Leveraged Municipal Debt Funds Classification Average.

Key management factors that influenced the Funds’ returns included duration and yield curve positioning, credit exposure and sector allocation. Keeping the Funds fully invested throughout the reporting period also was beneficial for performance. In addition, the use of regulatory leverage was an important positive factor affecting the Funds’ performance. Leverage is discussed in more detail later in the Fund Leverage section of this report.

Given the combination of declining interest rates and a flattening yield curve during this reporting period, municipal bonds with longer maturities generally outperformed those with shorter maturities. Overall, credits with maturities of 15 years or more, especially those at the longest end of the municipal yield curve, outperformed the general municipal market, while bonds at the shortest end of the curve produced the weakest results. Consistent with our long term strategy, these Funds tended to have longer durations than the municipal market in general, with overweightings in the longer parts of the yield curve that performed well and underweightings in the underperforming shorter end of the curve. This was especially true in NMO and NPP, where greater sensitivity to changes in interest rates benefited their performance. The positioning of NXZ, which had the shortest duration among these Funds, was slightly less advantageous and it received less benefit from duration. Overall, duration and yield curve positioning was the major driver of performance and differences in positioning accounted for much of the differences in performance.

During this reporting period, lower rated bonds, bonds rated A or lower, generally outperformed higher quality bonds, as the municipal market rally continued and investors became more willing to accept risk in their search for yield in the current low rate environment. While their longer average durations provided an advantage for lower rated bonds, these bonds also generally had stronger duration-adjusted results. Because these Funds typically tended to be overweighted in the lower quality categories relative to the market, credit exposure was positive for their performance.

Among the municipal market sectors, health care, industrial development revenue (IDR) and transportation (especially tollroads) bonds generally were the top performers, with water and sewer, education and housing credits also outperforming the general municipal market. The outperformance of the health care sector can be attributed in part to the recent scarcity of these bonds, with issuance in this sector declining 31% during the first nine months of 2014, while the performance of tollroad bonds was boosted by improved traffic and revenue from increased rates. Each of these Funds had strong exposures to the health care and transportation sectors, which benefited their performance. Bonds backed by prepaid gas contracts also performed well for NPP, NMA, NMO, NAD and NXZ. During this reporting period, lower rated tobacco credits backed by the 1998 master tobacco settlement agreement experienced some volatility, but finished the reporting period ahead of the national municipal market as a whole. The performance of these bonds was helped by their longer effective durations, lower credit quality and the broader demand for higher yields. In addition, several tobacco bond issues were strengthened following the favorable resolution of a dispute over payments by tobacco companies. All of these Funds were overweighted in tobacco bonds.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the poorest performing market segments. The underperformance of these bonds relative to the market can be attributed primarily to their shorter effective maturities and higher credit quality. As of October 31, 2014, all of these Funds had holdings of pre-refunded bonds. In addition, general obligation (GO) credits generally trailed the revenue sectors as well as the municipal market as a whole, although by a substantially smaller margin than the pre-refunded category. Some of the GOs’ underperformance can be attributed to their higher quality.

8	Nuveen Investments

We continued to monitor two situations in the broader municipal market for any impact on the Funds’ holdings and performance: the ongoing economic problems of Puerto Rico and the City of Detroit’s bankruptcy case. In terms of Puerto Rico holdings, shareholders should note that all of the Funds in this report had limited exposure to Puerto Rico debt during this reporting period. These territorial bonds were originally added to our portfolios to keep assets fully invested and working for the Funds as well as to enhance diversity, duration and credit. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). However, Puerto Rico’s continued economic weakening, escalating debt service obligations and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Following the latest rating reduction by Moody’s in July 2014, Puerto Rico general obligation debt was rated B2/BB+/BB (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks. In late June 2014, Puerto Rico approved new legislation creating a judicial framework and formal process that would allow several of the commonwealth’s public corporations to restructure their public debt. As of October 2014, the Nuveen complex held $69.8 million in bonds backed by public corporations in Puerto Rico that could be restructured under this legislation, representing less than 0.1% of our municipal assets under management. In light of the evolving economic situation in Puerto Rico, Nuveen’s credit analysis of the commonwealth had previously considered the possibility of a default and restructuring of public corporations and we adjusted our portfolios to prepare for such an outcome, although no such default or restructuring has occurred to date. The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totaled 0.35% of assets under management as of October 31, 2014. As of October 31, 2014, these Funds’ limited exposure to Puerto Rico generally was invested in bonds that were insured (which we believe adds value), pre-refunded (and therefore backed by securities such as U.S. Treasuries) or unrelated to the government of Puerto Rico. Overall, the small size of our exposures meant that our Puerto Rico holdings had a negligible impact on performance.

The second situation that we continued to monitor was the City of Detroit’s filing for Chapter 9 in federal bankruptcy court in July 2013. Burdened by decades of population loss, changes in the auto manufacturing industry and significant tax base deterioration, Detroit had been under severe financial stress for an extended period prior to the filing. Before Detroit could exit bankruptcy, issues surrounding the city’s complex debt portfolio, numerous union contracts, significant legal questions and more than 100,000 creditors had to be resolved. By October 2014, all of the major creditors had reached agreement on the city’s plan to restructure its $18.5 billion of debt and emerge from bankruptcy and on November 7, 2014 (subsequent to the close of this reporting period). The U.S. Bankruptcy Court approved the city’s bankruptcy exit plan, thereby erasing approximately $7 billion in debt. The settlement plan also provided for $1.7 billion to be reinvested in the city for improved public safety, blight removal and upgraded basic services. All of these Funds had exposure to Detroit-related bonds, including Detroit water and sewer credits. In August 2014, Detroit announced a tender offer for the city’s water and sewer bonds, aimed at replacing some of the $5.2 billion of existing debt with lower cost bonds. (Not all of the Detroit water and sewer bonds were eligible for the tender offer.) Approximately $1.5 billion in existing water and sewer bonds were returned to the city by investors under the tender offer, which enabled Detroit to issue $1.8 billion in new water and sewer bonds, resulting in savings of $250 million over the life of the bonds. The city also raised about $150 million to finance sewer system improvements. As part of the deal, Detroit water and sewer bonds were permanently removed from the city’s bankruptcy case. Some of the Funds in this report participated in the tender offer for existing Detroit water and sewer bonds and purchased the new water and sewer bonds. In general, Detroit water and sewer credits rallied following these positive developments.

Nuveen Investments	9

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage made a positive contribution to the performance of these Funds over this reporting period.

As of October 31, 2014, the Funds’ percentages of leverage are as shown in the accompanying table.

	NPP	NMA	NMO	NAD	NXZ	NZF
Effective Leverage*	37.24%	34.89%	35.99%	34.66%	33.67%	34.56%
Regulatory Leverage*	35.32%	30.73%	33.44%	30.13%	29.59%	28.67%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

10	Nuveen Investments

THE FUNDS’ REGULATORY LEVERAGE

As of October 31, 2014, the Funds have issued and outstanding Institutional MuniFund Term Preferred (iMTP) Shares, Variable Rate MuniFund Term Preferred (VMTP) Shares and/or Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table.

	iMTP Shares		VMTP Shares		VRDP Shares
	Series	Shares Issued at Liquidation Value	Series	Shares Issued at Liquidation Value	Series	Shares Issued at Liquidation Value	Total
NPP	—	—	2015	$535,000,000	—	—	$535,000,000
NMA	—	—	—	—	1	$268,800,000	$268,800,000
NMO	—	—	—	—	1	$350,900,000	$350,900,000
NAD	—	—	2016	$265,000,000	—	—	$265,000,000
NXZ	—	—	—	—	2	$196,000,000	$196,000,000
NZF	2017	$150,000,000	2017	$81,000,000	—	—	$231,000,000

During the current reporting period, NAD refinanced all of its outstanding MuniFund Term Preferred (MTP) and VMTP shares with the issuance of new VMTP Shares, and NZF refinanced all of its outstanding MTP and VMTP shares with the issuance of new iMTP and VMTP Shares. During the current reporting period NMA and NZF also redeemed a portion of their VRDP Shares and VMTP Shares, respectively. Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies for further details on iMTP, MTP, VMTP and VRDP Shares and each Fund’s respective transactions.

Nuveen Investments	11

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of October 31, 2014. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.

During the current reporting period, each Fund’s monthly distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NPP	NMA	NMO	NAD	NXZ	NZF
November 2013	$0.0770	$0.0670	$0.0645	$0.0730	$0.0670	$0.0580
December	0.0770	0.0670	0.0645	0.0730	0.0670	0.0580
January	0.0770	0.0670	0.0670	0.0740	0.0695	0.0595
February	0.0770	0.0670	0.0670	0.0740	0.0695	0.0595
March	0.0770	0.0670	0.0670	0.0740	0.0695	0.0595
April	0.0770	0.0670	0.0670	0.0740	0.0695	0.0595
May	0.0770	0.0670	0.0670	0.0740	0.0695	0.0595
June	0.0770	0.0670	0.0670	0.0740	0.0695	0.0595
July	0.0770	0.0670	0.0670	0.0740	0.0715	0.0625
August	0.0770	0.0670	0.0670	0.0740	0.0715	0.0625
September	0.0770	0.0670	0.0670	0.0740	0.0715	0.0625
October 2014	0.0770	0.0670	0.0670	0.0740	0.0715	0.0625

Ordinary Income Distribution*	$0.0006	$0.0009	$0.0042	$0.0183	$0.0002	$0.0002

Market Yield**	6.32%	5.85%	5.91%	6.27%	6.08%	5.43%
Taxable-Equivalent Yield**	8.78%	8.13%	8.21%	8.71%	8.44%	7.54%

*	Distribution paid in December 2013.
**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of October 31, 2014, all the Funds in this report had positive UNII balances for both tax and financial reporting purposes.

12	Nuveen Investments

All monthly dividends paid by the Funds during the fiscal year ended October 31, 2014 were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, the Funds’ shareholders would have received a notice to that effect. The composition and per share amounts of each Fund’s monthly dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively (for reporting purposes) and in Note 6 — Income Tax Information within the accompany Notes to Financial Statements (for income tax purposes), later in this report.

COMMON SHARE REPURCHASES

During August 2014, the Funds’ Board of Directors/Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of October 31, 2014, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their common shares as shown in the accompanying table.

	NPP	NMA	NMO	NAD	NXZ	NZF
Common Shares Cumulatively Repurchased and Retired	0	0	0	0	0	30,000
Common Shares Authorized for Repurchase	6,005,000	4,370,000	4,585,000	3,930,000	2,950,000	4,040,000

During the current reporting period, NZF repurchased and retired its common shares at a weighted average price per common share and a weighted average discount per common share as shown in the accompanying table.

NZF
Common Shares Repurchased and Retired	30,000
Weighted Average Price per Common Share Repurchased and Retired	$13.72
Weighted Average Discount per Common Share Repurchased and Retired	14.14%

TENDER OFFER

During the current fiscal period, the Board of Directors/Trustees of NMA and NZF each approved a tender offer to purchase up to 10% of each Fund’s outstanding common shares for cash at a price per common share equal to 98% of the Fund’s per common share NAV determined on the date the tender offer expires.

Each Fund’s tender offer commenced on August 18, 2014 and expired on September 19, 2014. Each Fund’s tender offer was oversubscribed, and therefore each Fund purchased 10% of its respective outstanding common shares allocating such purchases pro-rata based on the number of shares properly tendered. Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies for further details on each Fund’s tender offer.

OTHER COMMON SHARE INFORMATION

As of October 31, 2014, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NPP	NMA	NMO	NAD	NXZ	NZF
NAV	$16.32	$15.41	$15.23	$15.64	$15.82	$15.82
Share Price	$14.61	$13.74	$13.60	$14.16	$14.12	$13.80
Premium/(Discount) to NAV	(10.48)%	(10.84)%	(10.70)%	(9.46)%	(10.75)%	(12.77)%
12-Month Average Premium/(Discount) to NAV	(8.37)%	(10.57)%	(10.80)%	(9.46)%	(10.28)%	(11.68)%

Nuveen Investments	13

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that a Fund could lose more than its original principal investment.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Derivatives Risk. The Funds may use derivative instruments which involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount investment.

Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease a Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

14	Nuveen Investments

NPP
Nuveen Performance Plus Municipal Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
NPP at Common Share NAV	16.91%	8.96%	6.32%
NPP at Common Share Price	14.24%	8.47%	6.13%
S&P Municipal Bond Index	7.94%	5.45%	4.74%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	17.38%	9.24%	6.28%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	15

NPP	Performance Overview and Holding Summaries as of October 31, 2014 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	154.5%
Corporate Bonds	0.0%
Floating Rate Obligations	(2.9)%
VMTP, at Liquidation Value Shares	(54.6)%
Other Assets Less Liabilities	3.0%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	14.8%
AA	50.6%
A	18.3%
BBB	8.4%
BB or Lower	6.5%
N/R (not rated)	1.4%

Portfolio Composition
(% of total investments)
Transportation	18.9%
Tax Obligation/Limited	18.5%
Health Care	16.9%
Tax Obligation/General	14.8%
U.S. Guaranteed	8.9%
Utilities	7.7%
Consumer Staples	6.1%
Other	8.2%

States and Territories
(% of total municipal bonds)
Illinois	17.0%
California	13.0%
Texas	9.4%
Colorado	6.5%
Florida	5.4%
Ohio	4.1%
New York	3.6%
Virginia	3.3%
Pennsylvania	2.8%
South Carolina	2.7%
Nevada	2.7%
New Jersey	2.6%
Massachusetts	2.6%
Indiana	2.4%
Michigan	2.3%
Other	19.6%

16	Nuveen Investments

NMA
Nuveen Municipal Advantage Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
NMA at Common Share NAV	15.93%	8.83%	6.08%
NMA at Common Share Price	16.64%	7.67%	5.31%
S&P Municipal Bond Index	7.94%	5.45%	4.74%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	17.38%	9.24%	6.28%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	17

NMA	Performance Overview and Holding Summaries as of October 31, 2014 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	144.8%
Corporate Bonds	0.0%
Floating Rate Obligations	(5.1)%
VRDP Shares, at Liquidation Value	(44.4)%
Other Assets Less Liabilities	4.7%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	10.0%
AA	53.8%
A	17.0%
BBB	10.3%
BB or Lower	7.9%
N/R (not rated)	1.0%

Portfolio Composition
(% of total investments)
Health Care	22.0%
Transportation	19.9%
Tax Obligation/General	17.7%
Tax Obligation/Limited	15.0%
Utilities	6.6%
Consumer Staples	5.7%
Other	13.1%

States and Territories
(% of total municipal bonds)
California	15.5%
Illinois	10.2%
Texas	9.6%
Colorado	9.1%
New York	5.9%
Ohio	5.2%
Louisiana	4.4%
Indiana	3.8%
Nevada	3.5%
Pennsylvania	3.0%
Michigan	3.0%
Florida	2.9%
Arizona	2.7%
Virginia	2.2%
Other	19.0%

18	Nuveen Investments

NMO
Nuveen Municipal Market Opportunity Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
NMO at Common Share NAV	17.25%	8.91%	5.93%
NMO at Common Share Price	18.70%	7.17%	5.78%
S&P Municipal Bond Index	7.94%	5.45%	4.74%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	17.38%	9.24%	6.28%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	19

NMO	Performance Overview and Holding Summaries as of October 31, 2014 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	149.4%
Common Stocks	0.4%
Corporate Bonds	0.0%
Floating Rate Obligations	(3.2)%
VRDP Shares, at Liquidation Value	(50.2)%
Other Assets Less Liabilities	3.6%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	14.4%
AA	49.7%
A	19.9%
BBB	7.3%
BB or Lower	7.7%
N/R (not rated)	0.7%
N/A (not applicable)	0.3%

Portfolio Composition
(% of total investments)
Transportation	21.1%
Health Care	18.7%
Tax Obligation/General	15.0%
Tax Obligation/Limited	13.7%
U.S. Guaranteed	9.0%
Consumer Staples	6.1%
Utilities	5.2%
Other	11.2%

States and Territories
(% of total municipal bonds)
California	16.3%
Illinois	11.5%
Texas	10.4%
Colorado	5.7%
Ohio	5.6%
New York	4.4%
Florida	4.4%
Pennsylvania	4.2%
Nevada	3.8%
Virginia	3.5%
North Carolina	2.8%
New Jersey	2.7%
Michigan	2.6%
Indiana	2.4%
Other	19.7%

20	Nuveen Investments

NAD
Nuveen Dividend Advantage Municipal Fund
Performance Overview and Holding Summaries as of October 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
NAD at Common Share NAV	15.19%	8.93%	6.22%
NAD at Common Share Price	17.10%	8.74%	5.70%
S&P Municipal Bond Index	7.94%	5.45%	4.74%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	17.38%	9.24%	6.28%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	21

NAD	Performance Overview and Holding Summaries as of October 31, 2014 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	144.8%
Corporate Bonds	0.0%
Investment Companies	0.1%
Floating Rate Obligations	(5.9)%
VMTP Shares, at Liquidation Value	(43.1)%
Other Assets Less Liabilities	4.1%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	10.3%
AA	54.9%
A	18.8%
BBB	8.4%
BB or Lower	5.4%
N/R (not rated)	2.1%
N/A (not applicable)	0.1%

Portfolio Composition
(% of total investments)
Health Care	20.3%
Transportation	19.7%
Tax Obligation/Limited	17.8%
Tax Obligation/General	16.9%
Consumer Staples	6.5%
U.S. Guaranteed	6.2%
Other	12.6%

States and Territories
(% of total municipal bonds)
Illinois	16.0%
California	10.8%
Colorado	7.2%
Texas	7.2%
Florida	6.5%
New York	6.3%
Washington	5.4%
Wisconsin	3.9%
Nevada	3.8%
Ohio	3.7%
New Jersey	3.6%
Virginia	2.4%
Arizona	2.3%
Indiana	2.2%
Other	18.7%

22	Nuveen Investments

NXZ
Nuveen Dividend Advantage Municipal Fund 2
Performance Overview and Holding Summaries as of October 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
NXZ at Common Share NAV	14.72%	8.47%	6.58%
NXZ at Common Share Price	15.56%	6.79%	5.70%
S&P Municipal Bond Index	7.94%	5.45%	4.74%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	17.38%	9.24%	6.28%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	23

NXZ	Performance Overview and Holding Summaries as of October 31, 2014 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	139.8%
Corporate Bonds	0.0%
Floating Rate Obligations	(4.2)%
VRDP Shares, at Liquidation Value	(42.0)%
Other Assets Less Liabilities	6.4%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	13.1%
AA	50.8%
A	17.0%
BBB	8.4%
BB or Lower	8.0%
N/R (not rated)	2.7%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	22.4%
Health Care	18.5%
Transportation	13.7%
Tax Obligation/General	11.9%
U.S. Guaranteed	9.5%
Consumer Staples	6.5%
Utilities	5.8%
Other	11.7%

States and Territories
(% of total municipal bonds)
Texas	18.1%
California	16.8%
Illinois	12.7%
Colorado	6.6%
New York	6.5%
Florida	4.0%
Michigan	3.5%
South Carolina	2.5%
Pennsylvania	2.4%
Indiana	2.4%
Ohio	2.3%
Georgia	2.1%
Massachusetts	1.7%
Other	18.4%

24	Nuveen Investments

NZF
Nuveen Dividend Advantage Municipal Fund 3
Performance Overview and Holding Summaries as of October 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
NZF at Common Share NAV	15.90%	8.57%	6.47%
NZF at Common Share Price	15.07%	7.22%	5.96%
S&P Municipal Bond Index	7.94%	5.45%	4.74%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	17.38%	9.24%	6.28%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	25

NZF	Performance Overview and Holding Summaries as of October 31, 2014 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	143.8%
Corporate Bonds	0.0%
Investment Companies	0.6%
Floating Rate Obligations	(6.4)%
iMTP Shares, at Liquidation Value	(26.1)%
VMTP Shares, at Liquidation Value	(14.1)%
Other Assets Less Liabilities	2.2%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	17.6%
AA	43.5%
A	20.1%
BBB	8.4%
BB or Lower	4.0%
N/R (not rated)	6.0%
N/A (not applicable)	0.4%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	20.5%
Health Care	16.2%
Transportation	14.9%
Tax Obligation/General	11.8%
U.S. Guaranteed	8.7%
Utilities	8.3%
Water and Sewer	6.8%
Other	12.8%

States and Territories
(% of total municipal bonds)
Texas	13.2%
Illinois	11.6%
California	9.3%
Indiana	8.5%
New York	5.0%
Michigan	4.4%
Nevada	4.2%
Massachusetts	3.2%
South Carolina	3.1%
Colorado	3.1%
New Jersey	3.0%
Georgia	2.9%
Louisiana	2.9%
Washington	2.7%
Missouri	2.2%
Ohio	2.2%
Other	18.5%

26	Nuveen Investments

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on August 5, 2014 for NPP, NMA, NMO, NAD, NXZ and NZF; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement and to elect Board Members.

	NPP		NMA		NMO
	Common and		Common and		Common and
	Preferred		Preferred		Preferred
	shares voting		shares voting		shares voting
	together	Preferred	together	Preferred	together	Preferred
	as a class	Shares	as a class	Shares	as a class	Shares
To approve a new investment management agreement
For	29,878,557	—	24,160,036	—	24,238,851	—
Against	899,344	—	735,554	—	1,242,461	—
Abstain	844,109	—	741,316	—	771,668	—
Broker Non-Votes	6,551,436	—	4,756,899	—	5,682,975	—
Total	38,173,446	—	30,393,805	—	31,935,955	—
To approve a new sub-advisory agreement
For	29,785,578	—	23,987,869	—	24,174,913	—
Against	964,435	—	856,026	—	1,316,566	—
Abstain	871,999	—	793,013	—	761,499	—
Broker Non-Votes	6,551,434	—	4,756,897	—	5,682,977	—
Total	38,173,446	—	30,393,805	—	31,935,955	—
Approval of the Board Members was reached as follows:
William Adams IV
For	37,001,421	—	29,362,016	—	30,309,433	—
Withhold	1,172,025	—	1,031,789	—	1,626,522	—
Total	38,173,446	—	30,393,805	—	31,935,955	—
Robert P. Bremner
For	36,987,809	—	29,338,220	—	30,365,752	—
Withhold	1,185,637	—	1,055,585	—	1,570,203	—
Total	38,173,446	—	30,393,805	—	31,935,955	—
Jack B. Evans
For	36,972,395	—	29,385,392	—	30,384,294	—
Withhold	1,201,051	—	1,008,413	—	1,551,661	—
Total	38,173,446	—	30,393,805	—	31,935,955	—
William C. Hunter
For	—	5,350	—	153	—	2,859
Withhold	—	—	—	974	—	550
Total	—	5,350	—	1,127	—	3,409

Nuveen Investments	27

Shareholder Meeting Report (continued)

	NPP		NMA		NMO
	Common and		Common and		Common and
	Preferred		Preferred		Preferred
	shares voting		shares voting		shares voting
	together	Preferred	together	Preferred	together	Preferred
	as a class	Shares	as a class	Shares	as a class	Shares
Approval of the Board Members was reached as follows:
David J. Kundert
For	37,003,468	—	29,345,370	—	30,357,874	—
Withhold	1,169,978	—	1,048,435	—	1,578,081	—
Total	38,173,446	—	30,393,805	—	31,935,955	—
John K. Nelson
For	37,013,020	—	29,384,695	—	30,370,051	—
Withhold	1,160,426	—	1,009,110	—	1,565,904	—
Total	38,173,446	—	30,393,805	—	31,935,955	—
William J. Schneider
For	—	5,350	—	153	—	2,859
Withhold	—	—	—	974	—	550
Total	—	5,350	—	1,127	—	3,409
Thomas S. Schreier, Jr.
For	37,002,318	—	29,371,524	—	30,355,025	—
Withhold	1,171,128	—	1,022,281	—	1,580,930	—
Total	38,173,446	—	30,393,805	—	31,935,955	—
Judith M. Stockdale
For	36,974,480	—	29,313,818	—	30,371,729	—
Withhold	1,198,966	—	1,079,987	—	1,564,226	—
Total	38,173,446	—	30,393,805	—	31,935,955	—
Carole E. Stone
For	36,996,976	—	29,344,715	—	30,363,411	—
Withhold	1,176,470	—	1,049,090	—	1,572,544	—
Total	38,173,446	—	30,393,805	—	31,935,955	—
Virginia L. Stringer
For	37,000,050	—	29,348,291	—	30,343,226	—
Withhold	1,173,396	—	1,045,514	—	1,592,729	—
Total	38,173,446	—	30,393,805	—	31,935,955	—
Terence J. Toth
For	37,021,552	—	29,354,684	—	30,359,615	—
Withhold	1,151,894	—	1,039,121	—	1,576,340	—
Total	38,173,446	—	30,393,805	—	31,935,955	—

28	Nuveen Investments

	NAD		NXZ		NZF
	Common and		Common and		Common and
	Preferred		Preferred		Preferred	Preferred
	shares voting		shares voting		shares voting	shares voting
	together	Preferred	together	Preferred	together	together
	as a class	Shares	as a class	Shares	as a class	as a class
To approve a new investment management agreement
For	19,027,034	—	15,004,248	—	21,624,211	—
Against	856,333	—	471,660	—	1,581,506	—
Abstain	484,943	—	525,614	—	549,565	—
Broker Non-Votes	5,656,883	—	3,656,559	—	4,676,258	—
Total	26,025,193	—	19,658,081	—	28,431,540	—
To approve a new sub-advisory agreement
For	19,023,953	—	14,964,311	—	21,600,235	—
Against	826,999	—	477,123	—	1,598,833	—
Abstain	517,358	—	560,088	—	556,214	—
Broker Non-Votes	5,656,883	—	3,656,559	—	4,676,258	—
Total	26,025,193	—	19,658,081	—	28,431,540	—
Approval of the Board Members was reached as follows:
William Adams IV
For	24,994,341	—	18,876,156	—	26,869,672	—
Withhold	1,030,852	—	781,925	—	1,561,868	—
Total	26,025,193	—	19,658,081	—	28,431,540	—
Robert P. Bremner
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Jack B. Evans
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
William C. Hunter
For	—	2,650	—	586	—	20,910
Withhold	—	—	—	1,274	—	—
Total	—	2,650	—	1,860	—	20,910

Nuveen Investments	29

Shareholder Meeting Report (continued)

	NAD		NXZ		NZF
	Common and		Common and		Common and
	Preferred		Preferred		Preferred	Preferred
	shares voting		shares voting		shares voting	shares voting
	together	Preferred	together	Preferred	together	together
	as a class	Shares	as a class	Shares	as a class	as a class
Approval of the Board Members was reached as follows:
David J. Kundert
For	24,972,749	—	18,868,191	—	26,896,173	—
Withhold	1,052,444	—	789,890	—	1,535,367	—
Total	26,025,193	—	19,658,081	—	28,431,540	—
John K. Nelson
For	24,969,529	—	18,867,073	—	26,898,576	—
Withhold	1,055,664	—	791,008	—	1,532,964	—
Total	26,025,193	—	19,658,081	—	28,431,540	—
William J. Schneider
For	—	2,650	—	586	—	20,910
Withhold	—	—	—	1,274	—	—
Total	—	2,650	—	1,860	—	20,910
Thomas S. Schreier, Jr.
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Judith M. Stockdale
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Carole E. Stone
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Virginia L. Stringer
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Terence J. Toth
For	24,990,065	—	18,871,668	—	26,884,129	—
Withhold	1,035,128	—	786,413	—	1,547,411	—
Total	26,025,193	—	19,658,081	—	28,431,540	—

30	Nuveen Investments

Report of Independent Registered Public Accounting Firm

To the Board of Directors/Trustees and Shareholders of
Nuveen Performance Plus Municipal Fund, Inc.
Nuveen Municipal Advantage Fund, Inc.
Nuveen Municipal Market Opportunity Fund, Inc.
Nuveen Dividend Advantage Municipal Fund
Nuveen Dividend Advantage Municipal Fund 2
Nuveen Dividend Advantage Municipal Fund 3:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2 and Nuveen Dividend Advantage Municipal Fund 3 (the “Funds”) as of October 31, 2014, and the related statements of operations, changes in net assets, cash flows, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights for the periods presented through October 31, 2013 were audited by other auditors whose report dated December 27, 2013 expressed an unqualified opinion on those statements and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2014, the results of their operations, the changes in their net assets, their cash flows and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Chicago, Illinois
December 26, 2014

Nuveen Investments	31

NPP
Nuveen Performance Plus Municipal Fund, Inc.
	Portfolio of Investments	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 154.5% (100.0% of Total Investments)
	MUNICIPAL BONDS – 154.5% (100.0% of Total Investments)
	Alaska – 1.5% (1.0% of Total Investments)
$2,000	Alaska Industrial Development and Export Authority, Revolving Fund Bonds, Refunding Series 2010A, 5.000%, 4/01/15	No Opt. Call	AA+	$2,040,940
3,945	CivicVentures, Alaska, Revenue Bonds, Anchorage Convention Center Series 2006, 5.000%, 9/01/34 – NPFG Insured	9/15 at 100.00	AA–	4,064,573
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
7,500	5.000%, 6/01/32	1/15 at 100.00	B2	6,001,650
3,545	5.000%, 6/01/46	1/15 at 100.00	B2	2,669,066
16,990	Total Alaska			14,776,229
	Arizona – 1.1% (0.7% of Total Investments)
2,500	Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Civic Plaza Expansion Project, Subordinate Series 2005A, 5.000%, 7/01/35 – FGIC Insured	No Opt. Call	AA	2,560,075
7,780	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	8,323,200
10,280	Total Arizona			10,883,275
	Arkansas – 0.5% (0.3% of Total Investments)
5,080	Independence County, Arkansas, Hydroelectric Power Revenue Bonds, Series 2003, 5.350%, 5/01/28 – ACA Insured	1/15 at 100.00	N/R	4,021,379
1,000	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005A, 5.000%, 2/01/35	2/15 at 100.00	Baa1	1,003,260
6,080	Total Arkansas			5,024,639
	California – 20.0% (13.0% of Total Investments)
3,500	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.450%, 10/01/25 – AMBAC Insured	10/17 at 100.00	BBB+	3,776,325
4,225	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series 2005B, 0.000%, 8/01/28 – AGM Insured	No Opt. Call	AA	2,621,993
15,870	Anaheim Public Financing Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/20 – AGM Insured	No Opt. Call	AA	14,092,401
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.000%, 4/01/38	4/23 at 100.00	A+	5,637,700
3,250	California Department of Water Resources, Power Supply Revenue Bonds, Refunding Series 2008H, 5.000%, 5/01/22 – AGM Insured	5/18 at 100.00	AA	3,725,638
	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006:
5,000	5.000%, 4/01/37	4/16 at 100.00	A+	5,154,100
7,000	5.250%, 4/01/39	4/16 at 100.00	A+	7,255,710
2,330	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	2,588,374
3,700	California Pollution Control Financing Authority, Revenue Bonds, Pacific Gas and Electric Company, Series 2004C, 4.750%, 12/01/23 – FGIC Insured (Alternative Minimum Tax)	6/17 at 100.00	A3	3,964,550
1,300	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A1	1,461,720
5,000	California State, General Obligation Bonds, Series 2005, 5.000%, 3/01/31	3/16 at 100.00	Aa3	5,252,200
16,000	California State, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 6/01/37	6/17 at 100.00	Aa3	17,242,240
10,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	Aa3	11,237,300

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$6,435	California State, General Obligation Refunding Bonds, Series 2002, 6.000%, 4/01/16 – AMBAC Insured	No Opt. Call	Aa3	$6,961,254
3,770	California Statewide Communities Development Authority, Revenue Bonds, Cottage Health System Obligated Group, Series 2010, 5.250%, 11/01/30	11/20 at 100.00	AA–	4,256,896
3,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008C, 5.625%, 7/01/35	7/18 at 100.00	A	3,345,930
5,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/32 – AGM Insured	8/18 at 100.00	Aa1	5,547,150
7,240	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/28 – AGM Insured	8/17 at 56.01	AA	3,826,702
910	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A, 0.000%, 1/15/42	1/31 at 100.00	BBB–	582,764
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
2,520	4.500%, 6/01/27	6/17 at 100.00	B	2,367,364
7,750	5.000%, 6/01/33	6/17 at 100.00	B	6,367,400
1,500	5.125%, 6/01/47	6/17 at 100.00	B	1,121,280
10,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	7,951,800
2,500	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	Aa2	1,229,175
5,000	Los Angeles Community College District, California, General Obligation Bonds, Series 2007C, 5.000%, 8/01/32 – FGIC Insured	8/17 at 100.00	Aa1	5,512,250
2,495	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2009A, 5.375%, 7/01/34	1/19 at 100.00	AA	2,854,155
2,490	Madera Unified School District, Madera County, California, General Obligation Bonds, Election 2002 Series 2005, 0.000%, 8/01/27 – NPFG Insured	No Opt. Call	AA–	1,577,266
1,855	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	1,204,433
3,300	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	4,493,115
1,000	Mt. Diablo Hospital District, California, Insured Hospital Revenue Bonds, Series 1993A, 5.125%, 12/01/23 – AMBAC Insured (ETM)	1/15 at 100.00	N/R (4)	1,160,850
2,000	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA	2,151,140
2,615	New Haven Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/28 – NPFG Insured	No Opt. Call	AA–	1,283,076
8,985	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.200%, 8/01/17 – NPFG Insured	No Opt. Call	AA–	9,939,027
2,325	Palmdale Community Redevelopment Agency, California, Restructured Single Family Mortgage Revenue Bonds, Series 1986D, 8.000%, 4/01/16 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	2,578,937
920	Palmdale, California, Certificates of Participation, Park Improvement and Avenue Construction, Series 2002, 5.000%, 9/01/32 – NPFG Insured	1/15 at 100.00	AA–	921,251
5,960	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 5.000%, 8/01/32 – NPFG Insured	8/17 at 100.00	AA–	6,248,822
9,320	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/33 – AGC Insured	No Opt. Call	AA	4,143,765
1,780	Rancho Mirage Joint Powers Financing Authority, California, Certificates of Participation, Eisenhower Medical Center, Series 1997B, 4.875%, 7/01/22 – NPFG Insured	7/15 at 102.00	A3	1,841,944
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 3504, 19.910%, 2/01/33 (IF)	8/19 at 100.00	Aa2	3,070,502
7,210	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured	No Opt. Call	AA–	5,483,421
Nuveen Investments	33

NPP	Nuveen Performance Plus Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$2,965	San Juan Unified School District, Sacramento County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/28 – NPFG Insured	No Opt. Call	Aa2	$1,820,273
4,005	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/26 – FGIC Insured	No Opt. Call	AA+	2,798,133
2,315	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 4.750%, 6/01/23	6/15 at 100.00	B+	2,273,492
2,630	Union Elementary School District, Santa Clara County, California, General Obligation Bonds, Series 2001B, 0.000%, 9/01/25 – FGIC Insured	No Opt. Call	AA+	1,903,489
2,515	Vacaville Unified School District, California, General Obligation Bonds, Series 2005, 5.000%, 8/01/30 – NPFG Insured	8/15 at 100.00	AA–	2,586,250
2,730	Vacaville Unified School District, California, General Obligation Bonds, Series 2005, 5.000%, 8/01/30 (Pre-refunded 8/01/15) – NPFG Insured	8/15 at 100.00	AA– (4)	2,829,372
209,045	Total California			196,242,929
	Colorado – 10.1% (6.5% of Total Investments)
5,240	Adams 12 Five Star Schools, Adams County, Colorado, General Obligation Bonds, Series 2005, 5.000%, 12/15/24 (Pre-refunded 12/15/15) – AGM Insured	12/15 at 100.00	AA (4)	5,522,908
6,350	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 4.500%, 9/01/38	9/16 at 100.00	A+	6,424,359
2,295	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	A+	2,482,616
14,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	15,249,920
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	A–	2,153,140
3,225	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	3,601,003
2,000	Denver School District 1, Colorado, General Obligation Bonds, Series 2012B, 3.000%, 12/01/14	No Opt. Call	AA+	2,004,900
13,620	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	AA–	11,508,764
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
16,450	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	7,866,226
33,120	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	14,890,752
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
9,310	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	AA–	5,621,750
18,500	0.000%, 3/01/36 – NPFG Insured	No Opt. Call	AA–	7,204,270
755	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/22 (Pre-refunded 12/15/14) – AGM Insured	12/14 at 100.00	AA (4)	759,485
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
5,000	6.500%, 1/15/30	7/20 at 100.00	Baa3	5,825,600
3,750	6.000%, 1/15/41	7/20 at 100.00	Baa3	4,210,238
40	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2	40,938
	University of Colorado, Enterprise System Revenue Bonds, Series 2005:
2,130	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	2,190,449
1,145	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	1,177,495
138,930	Total Colorado			98,734,813
	Connecticut – 0.8% (0.5% of Total Investments)
7,640	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	8,120,785

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	District of Columbia – 0.7% (0.5% of Total Investments)
$1,875	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24	11/14 at 100.00	A1	$1,874,794
5,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	A1	5,092,250
6,875	Total District of Columbia			6,967,044
	Florida – 8.3% (5.4% of Total Investments)
	Broward County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Venice Homes Apartments, Series 2001A:
1,545	5.700%, 1/01/32 – AGM Insured (Alternative Minimum Tax)	1/15 at 100.00	AA	1,552,246
1,805	5.800%, 1/01/36 – AGM Insured (Alternative Minimum Tax)	1/15 at 100.00	AA	1,813,700
5,600	Escambia County Health Facilities Authority, Florida, Revenue Bonds, Ascension Health Credit Group, Series 2003A, 5.250%, 11/15/14	No Opt. Call	AA+	5,611,144
2,795	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2006-2, 4.950%, 7/01/37 (Alternative Minimum Tax)	1/16 at 100.00	AA+	2,853,779
7,705	Jacksonville, Florida, Special Revenue Bonds, Series 2010B-1, 5.000%, 10/01/15 (ETM)	No Opt. Call	AA– (4)	8,046,794
10,000	JEA, Florida, Electric System Revenue Bonds, Series Three 2006A, 5.000%, 10/01/41 – AGM Insured	4/15 at 100.00	AA	10,165,200
3,775	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2005A, 5.000%, 10/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)	10/15 at 100.00	A	3,869,375
5,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/41	10/20 at 100.00	A	5,711,450
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/27	10/20 at 100.00	A	2,836,550
3,150	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program, Series 2005, 5.000%, 7/01/24 – NPFG Insured	7/15 at 100.00	AA	3,248,721
2,410	Miami-Dade County, Florida, General Obligation Bonds, Parks Program, Series 2005, 4.300%, 11/01/30 – NPFG Insured	11/15 at 100.00	AA	2,470,443
5,500	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2012, 5.000%, 7/01/31	No Opt. Call	AA	6,234,085
1,665	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2009, 5.125%, 10/01/26	10/19 at 100.00	A	1,867,214
2,400	Orange County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	AA	2,483,760
5,085	Orange County, Florida, Tourist Development Tax Revenue Bonds, Refunding Series 2007, 4.750%, 10/01/29 – FGIC Insured	No Opt. Call	AA–	5,512,343
	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007:
2,000	5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	2,161,520
4,700	5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	AA–	5,079,572
6,000	Saint John’s County, Florida, Sales Tax Revenue Bonds, Series 2006, 5.000%, 10/01/36 – BHAC Insured	10/16 at 100.00	AA+	6,402,900
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	3,675,177
76,935	Total Florida			81,595,973
	Georgia – 2.4% (1.6% of Total Investments)
9,200	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010C, 5.000%, 1/01/15	No Opt. Call	Aa3	9,275,532
5,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	AA–	5,926,550
2,000	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB	2,235,920
3,000	East Point Building Authority, Georgia, Revenue Bonds, Water & Sewer Project Series 2006A, 5.000%, 2/01/30 – SYNCORA GTY Insured	2/16 at 100.00	N/R	3,040,620

Nuveen Investments	35

NPP	Nuveen Performance Plus Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$2,500	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA	$2,841,775
21,700	Total Georgia			23,320,397
	Illinois – 26.2% (17.0% of Total Investments)
1,470	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A+	1,473,851
10,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/19 – FGIC Insured	No Opt. Call	AA–	8,862,300
10,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	AA–	8,118,100
1,890	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Series 2005A, 5.000%, 1/01/33 – FGIC Insured	1/16 at 100.00	AA–	1,980,493
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
32,170	0.000%, 1/01/21 – FGIC Insured	No Opt. Call	AA–	26,067,992
32,670	0.000%, 1/01/22 – FGIC Insured	No Opt. Call	AA–	25,227,445
3,350	Chicago, Illinois, General Obligation Bonds, Series 2005A, 5.000%, 1/01/17 – AGM Insured	1/15 at 100.00	AA	3,375,159
5,325	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	5,893,870
	DuPage County Forest Preserve District, Illinois, General Obligation Bonds, Series 2000:
8,000	0.000%, 11/01/18	No Opt. Call	AAA	7,643,120
15,285	0.000%, 11/01/19	No Opt. Call	AAA	14,191,205
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	1,700,085
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA	2,145,920
5,245	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond Trust 1137, 9.262%, 7/01/15 (IF)	No Opt. Call	AA+	6,095,057
3,000	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2009, 5.500%, 4/01/34	4/19 at 100.00	A+	3,334,890
2,000	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	2,511,660
870	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	A–	1,017,161
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (UB) (5)	2/21 at 100.00	AA–	2,827,350
	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A:
2,250	6.000%, 8/15/23	8/18 at 100.00	BBB+	2,502,540
3,055	5.500%, 8/15/30	8/18 at 100.00	BBB+	3,287,852
4,960	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	5,131,269
505	Illinois Health Facilities Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 1999, 5.250%, 8/15/15	1/15 at 100.00	BBB+	506,742
2,515	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/24	8/22 at 100.00	A–	2,764,664
2,235	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA–	2,500,719
28,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AAA	10,825,640
10,650	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)	No Opt. Call	Aaa	14,345,763
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A:
9,400	0.000%, 12/15/18 – NPFG Insured	No Opt. Call	AA–	8,717,560
16,570	0.000%, 12/15/20 – NPFG Insured	No Opt. Call	AA–	14,044,732
23,920	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	AA–	18,667,407
13,350	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	AA–	9,455,271
5,100	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1998A, 5.500%, 12/15/23 – FGIC Insured	No Opt. Call	AAA	6,014,379

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$5,180	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1998A, 5.500%, 12/15/23 – FGIC Insured (ETM)	No Opt. Call	AA– (4)	$6,351,768
2,685	Midlothian, Illinois, General Obligation Bonds, Series 2010A, 5.000%, 2/01/30 – AGM Insured	2/20 at 100.00	AA	2,877,139
17,865	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1999, 5.750%, 6/01/23 – AGM Insured	No Opt. Call	AA	22,383,771
4,810	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured	No Opt. Call	Aa3	3,774,696
290,325	Total Illinois			256,617,570
	Indiana – 3.7% (2.4% of Total Investments)
3,000	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36 (Pre-refunded 8/01/16)	8/16 at 100.00	N/R (4)	3,255,840
2,525	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	2,754,826
3,075	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	3,242,834
805	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/34 (Alternative Minimum Tax)	9/24 at 100.00	BBB	893,011
750	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Clarian Health Obligation Group, Series 2006B, 5.000%, 2/15/23	2/16 at 100.00	AA–	791,235
435	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Columbus Regional Hospital, Series 1993, 7.000%, 8/15/15 – AGM Insured	No Opt. Call	AA	452,474
4,320	Indiana Health Facility Financing Authority, Revenue Bonds, Ancilla Systems Inc. Obligated Group, Series 1997, 5.250%, 7/01/22 – NPFG Insured (ETM)	1/15 at 100.00	AA– (4)	4,338,274
3,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A	3,170,790
2,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	N/R (4)	2,048,580
3,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2011A, 5.000%, 1/01/31	No Opt. Call	A+	3,353,250
9,560	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	AA	6,797,638
2,395	Shelbyville Central Renovation School Building Corporation, Indiana, First Mortgage Bonds, Series 2005, 4.375%, 7/15/26 (Pre-refunded 7/15/15) – NPFG Insured	7/15 at 100.00	AA+ (4)	2,466,347
1,800	Sunman Dearborn High School Building Corporation, Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/25 (Pre-refunded 1/15/15) – NPFG Insured	1/15 at 100.00	AA+ (4)	1,818,018
1,580	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Series 2005Z, 0.000%, 1/15/28 – AGM Insured	No Opt. Call	AA	1,032,198
38,245	Total Indiana			36,415,315
	Iowa – 2.4% (1.6% of Total Investments)
1,500	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/21	7/16 at 100.00	BB+	1,560,330
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
3,000	5.000%, 12/01/19	No Opt. Call	BB–	3,211,980
2,220	5.250%, 12/01/25	12/23 at 100.00	BB–	2,397,933
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
5,200	5.375%, 6/01/38	6/15 at 100.00	B+	4,338,256
4,465	5.500%, 6/01/42	6/15 at 100.00	B+	3,776,720
5,400	5.625%, 6/01/46	6/15 at 100.00	B+	4,572,720
4,500	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	4,029,030
26,285	Total Iowa			23,886,969

Nuveen Investments	37

NPP	Nuveen Performance Plus Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas – 0.2% (0.2% of Total Investments)
$3,055	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	$2,149,070
	Louisiana – 0.0% (0.0% of Total Investments)
180	East Baton Rouge Mortgage Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1997B-1, 5.750%, 10/01/26	1/15 at 100.00	Aaa	180,340
	Maine – 0.1% (0.1% of Total Investments)
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	BBB–	1,178,268
	Maryland – 0.7% (0.4% of Total Investments)
3,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2013A, 5.000%, 7/01/43	7/22 at 100.00	A2	3,836,630
2,550	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008, 6.000%, 1/01/28	1/18 at 100.00	BBB	2,722,023
6,050	Total Maryland			6,558,653
	Massachusetts – 4.0% (2.6% of Total Investments)
6,250	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A+	6,861,188
1,250	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2013, 5.250%, 11/15/41	11/23 at 100.00	A–	1,397,688
	Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment, M/SRBC Project, Series 2002A:
4,000	5.125%, 8/01/28 – NPFG Insured	1/15 at 100.00	AA–	4,004,760
7,125	5.125%, 2/01/34 – NPFG Insured	1/15 at 100.00	AA–	7,132,054
4,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J, 5.000%, 7/01/39	7/19 at 100.00	AA	5,073,975
8,730	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2005F, 5.000%, 10/01/19 – AGC Insured	10/15 at 100.00	AA	9,052,050
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/38	7/18 at 100.00	A–	528,415
4,560	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	5,156,266
36,915	Total Massachusetts			39,206,396
	Michigan – 3.6% (2.3% of Total Investments)
1,060	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	1,139,797
1,250	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 4.500%, 11/01/23	11/20 at 100.00	AA	1,348,800
	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A:
5,565	5.000%, 7/01/30 – NPFG Insured	7/15 at 100.00	AA–	5,620,539
5,000	5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	AA–	5,000,800
3,305	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/33 – FGIC Insured	7/16 at 100.00	AA–	3,386,303
2,000	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2006A, 5.250%, 7/01/16 – NPFG Insured	No Opt. Call	AA–	2,142,020
2,000	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson Methodist Hospital, Series 2010, 5.250%, 5/15/36 – AGM Insured	5/20 at 100.00	A2	2,186,400
405	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1, 5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	AA	440,061

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$6,250	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/30 – FGIC Insured	10/16 at 50.02	AA–	$2,907,938
1,525	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	1,447,850
2,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2009W, 6.375%, 8/01/29	8/19 at 100.00	A1	2,937,975
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,471,655
4,930	Wayne County Airport Authority, Michigan, Revenue Bonds, Series 2007, 5.000%, 12/01/27 – NPFG Insured (Alternative Minimum Tax)	12/17 at 100.00	AA–	5,355,360
36,940	Total Michigan			35,385,498
	Minnesota – 2.0% (1.3% of Total Investments)
5,000	Maple Grove, Minnesota, Health Care Facilities Revenue Bonds, Maple Grove Hospital Corporation, Series 2007, 5.250%, 5/01/37	5/17 at 100.00	Baa1	5,190,700
13,490	St. Paul Housing and Redevelopment Authority, Minnesota, Sales Tax Revenue Refunding Bonds, Civic Center Project, Series 1996, 7.100%, 11/01/23 (Pre-refunded 11/01/15) – AGM Insured	11/15 at 103.00	AA (4)	14,743,761
18,490	Total Minnesota			19,934,461
	Mississippi – 1.2% (0.8% of Total Investments)
9,750	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/15 at 100.00	BBB	9,758,873
2,475	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24	1/15 at 100.00	A	2,484,554
12,225	Total Mississippi			12,243,427
	Missouri – 3.0% (1.9% of Total Investments)
2,585	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/44	10/22 at 100.00	AA+	2,886,049
10,370	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	11,339,180
6,000	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Series 2006, 5.000%, 1/01/34 – NPFG Insured	1/16 at 100.00	AA–	6,216,660
3,000	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Series 2007A, 5.000%, 1/01/32 – AMBAC Insured	1/17 at 100.00	AA+	3,226,620
5,130	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 5.000%, 12/15/31 – NPFG Insured	12/16 at 100.00	AA–	5,458,833
27,085	Total Missouri			29,127,342
	Nevada – 4.1% (2.7% of Total Investments)
3,540	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2010D, 5.000%, 7/01/24	No Opt. Call	AA–	4,114,436
24,195	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	27,204,130
5,130	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/31	7/17 at 100.00	A	5,462,168
2,500	Reno, Nevada, Health Facility Revenue Bonds, Catholic Healthcare West, Trust 2634, 18.804%, 7/01/31 – BHAC Insured (IF) (5)	7/17 at 100.00	AA+	3,147,500
35,365	Total Nevada			39,928,234
	New Hampshire – 0.6% (0.4% of Total Investments)
5,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	5,650,600
	New Jersey – 4.1% (2.6% of Total Investments)
940	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 1/01/39 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	1,032,853

Nuveen Investments	39

NPP	Nuveen Performance Plus Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$3,500	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/33 – NPFG Insured	1/15 at 100.00	AA–	$3,567,130
1,500	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	1,554,165
4,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2001C, 5.500%, 12/15/18 – AGM Insured	No Opt. Call	AA	5,189,940
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
1,815	0.000%, 12/15/26 – AMBAC Insured	No Opt. Call	AA+	1,229,663
10,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	AA–	4,872,200
38,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	16,286,800
2,000	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/38	5/23 at 100.00	AA–	2,276,440
5,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	3,742,850
67,255	Total New Jersey			39,752,041
	New York – 5.5% (3.6% of Total Investments)
970	Dormitory Authority of the State of New York, Insured Revenue Bonds, 853 Schools Program, Gateway-Longview Inc., Series 1998A, 5.500%, 7/01/18 – AMBAC Insured	1/15 at 100.00	N/R	972,571
8,115	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	9,027,207
2,565	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	2,743,344
4,410	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	4,852,147
13,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006B, 4.500%, 11/15/32 – AGM Insured (UB)	11/16 at 100.00	AA	14,031,664
4,400	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Series 2009EE-2, 5.250%, 6/15/40	No Opt. Call	AA+	4,986,564
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	5,675,100
6,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44 (WI/DD, Settling 11/20/14)	11/24 at 100.00	N/R	6,051,720
2,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.750%, 11/15/51	No Opt. Call	A+	2,330,760
2,650	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	3,079,380
49,710	Total New York			53,750,457
	North Carolina – 3.1% (2.0% of Total Investments)
5,550	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/39	1/18 at 100.00	AA–	5,882,223
12,390	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AA+ (4)	12,514,520
3,300	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/31	10/22 at 100.00	AA–	3,707,517
3,500	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/42	6/19 at 100.00	AA	3,945,095
4,055	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006, 5.000%, 11/01/39 – NPFG Insured	11/16 at 100.00	AA+	4,341,364
28,795	Total North Carolina			30,390,719
	North Dakota – 0.5% (0.3% of Total Investments)
3,910	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	4,687,855

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 6.4% (4.1% of Total Investments)
$10,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	$11,020,900
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
5,260	5.125%, 6/01/24	6/17 at 100.00	B–	4,405,355
6,360	5.875%, 6/01/30	6/17 at 100.00	B–	5,231,482
4,875	5.750%, 6/01/34	6/17 at 100.00	B–	3,859,196
4,290	6.000%, 6/01/42	6/17 at 100.00	B	3,399,525
14,830	5.875%, 6/01/47	6/17 at 100.00	B	11,788,515
11,460	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	9,672,355
2,305	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	2,756,158
6,280	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	1/15 at 100.00	A+	6,297,772
3,685	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	4,029,511
69,345	Total Ohio			62,460,769
	Pennsylvania – 4.4% (2.8% of Total Investments)
1,250	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.500%, 8/15/34	8/19 at 100.00	Aa3	1,430,663
	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water Revenue Bonds, Series 1998:
3,125	0.000%, 5/15/22 – AGM Insured	No Opt. Call	AA	2,560,656
3,125	0.000%, 5/15/23 – AGM Insured	No Opt. Call	AA	2,449,625
3,135	0.000%, 5/15/24 – AGM Insured	No Opt. Call	AA	2,352,128
3,155	0.000%, 5/15/26 – AGM Insured	No Opt. Call	AA	2,175,309
4,145	0.000%, 11/15/26 – AGM Insured	No Opt. Call	AA	2,803,802
2,800	0.000%, 5/15/28 – AGM Insured	No Opt. Call	AA	1,748,096
3,000	0.000%, 11/15/28 – AGM Insured	No Opt. Call	AA	1,840,650
630	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23	1/15 at 100.00	N/R	563,859
2,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 5.000%, 12/01/41	12/21 at 100.00	AA–	2,191,300
1,570	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	1,683,056
5,750	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	6,736,125
11,890	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	AA (4)	14,180,846
45,575	Total Pennsylvania			42,716,115
	Puerto Rico – 1.1% (0.7% of Total Investments)
625	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005SS, 5.000%, 7/01/25 – NPFG Insured	7/15 at 100.00	AA–	608,338
1,305	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005L, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	AA–	1,357,409
1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	B	915,670
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
25,000	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	BBB	3,000,000
64,335	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	BBB	4,944,788
92,265	Total Puerto Rico			10,826,205

Nuveen Investments	41

NPP	Nuveen Performance Plus Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Rhode Island – 0.2% (0.1% of Total Investments)
$1,830	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32	1/15 at 100.00	BBB+	$1,839,205
	South Carolina – 4.2% (2.7% of Total Investments)
2,000	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/17 (Pre-refunded 12/01/14)	12/14 at 100.00	AA– (4)	2,008,560
5,500	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/29 (Pre-refunded 12/01/14)	12/14 at 100.00	AA– (4)	5,523,540
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
26,955	0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	A–	14,254,343
15,420	0.000%, 1/01/32 – AMBAC Insured	No Opt. Call	A–	7,786,637
2,250	South Carolina Public Service Authority, Revenue Refunding Bonds, Santee Cooper Electric System, Series 2006C, 5.000%, 1/01/21 – AGM Insured	No Opt. Call	AA	2,459,970
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	AA–	3,942,362
4,800	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2010A, 5.250%, 10/01/40	10/19 at 100.00	A1	5,447,472
60,380	Total South Carolina			41,422,884
	Tennessee – 1.9% (1.2% of Total Investments)
2,260	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	2,555,857
3,240	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004, 5.000%, 10/01/22 – AGM Insured	10/19 at 100.00	AA	3,669,397
325	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25 (Pre-refunded 7/01/23) – NPFG Insured	7/23 at 100.00	AA- (4)	326,316
6,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding and Improvement Bonds, Meharry Medical College, Series 1996, 6.000%, 12/01/19 – AMBAC Insured	12/17 at 100.00	N/R	6,518,100
4,965	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	5,224,918
16,790	Total Tennessee			18,294,588
	Texas – 14.6% (9.4% of Total Investments)
5,000	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Series 2006, 5.000%, 5/01/35 – NPFG Insured	5/16 at 100.00	AA–	5,255,450
2,500	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa1	2,887,500
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2005:
4,000	5.000%, 1/01/35 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	AA– (4)	4,032,600
13,000	5.000%, 1/01/45 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	AA– (4)	13,105,950
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB	1,163,420
3,000	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, Schoolhouse Series 2005C, 5.000%, 2/15/30 (Pre-refunded 2/15/15)	2/15 at 100.00	AAA	3,042,360
3,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012E, 5.000%, 11/01/42 (Alternative Minimum Tax)	No Opt. Call	A+	3,224,220
160	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A, 5.250%, 9/01/44	9/24 at 100.00	BB+	166,726
	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B:
3,240	5.000%, 4/01/53	10/23 at 100.00	AA+	3,517,571
15,000	5.000%, 4/01/53 (UB)	10/23 at 100.00	AA+	16,285,050
9,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA+	9,743,400

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$3,020	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Junior Lien Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/14 at 100.00	AA–	$3,021,993
3,885	Houston Independent School District, Public Facility Corporation, Harris County, Texas, Lease Revenue Bonds, Cesar E. Chavez High School, Series 1998A, 0.000%, 9/15/19 – AMBAC Insured	No Opt. Call	Aa1	3,576,570
1,495	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	1,118,664
1,600	Houston, Texas, Senior Lien Airport System Revenue Bonds, Refunding Series 2009A, 5.500%, 7/01/39	7/18 at 100.00	AA–	1,813,088
1,275	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.375%, 8/15/35	2/16 at 100.00	BBB	1,304,797
	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008:
5,000	0.000%, 8/15/39	8/17 at 27.35	AAA	1,298,250
19,800	0.000%, 8/15/41	8/17 at 24.20	AAA	4,548,258
2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/28 (Alternative Minimum Tax)	11/22 at 100.00	BBB	2,148,520
8,735	North Texas Thruway Authority, Dallas North Tollway System Revenue Bonds, Series 2005A, 5.000%, 1/01/35 (Pre-refunded 1/01/15) – AGM Insured	1/15 at 100.00	AA (4)	8,806,190
7,630	Northwest Independent School District, Denton County, Texas, General Obligation Bonds, Series 2007, 5.000%, 2/15/32	No Opt. Call	Aaa	8,273,285
2,890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	Aa3	3,270,353
5,750	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007B, 5.000%, 11/15/47	11/17 at 100.00	AA	6,177,800
3,500	Texas A&M University, Permanent University Fund Bonds, Refunding Series 2006, 5.000%, 7/01/36	No Opt. Call	AAA	3,725,050
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
14,815	5.000%, 12/15/27	No Opt. Call	A3	16,473,391
3,250	5.000%, 12/15/30	No Opt. Call	A3	3,577,470
4,905	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	5,296,615
4,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/25 – AMBAC Insured	No Opt. Call	A–	2,790,680
2,710	Wood County Central Hospital District, Texas, Revenue Bonds, East Texas Medical Center Quitman Project, Series 2011, 6.000%, 11/01/41	11/21 at 100.00	Baa2	3,048,642
155,160	Total Texas			142,693,863
	Utah – 0.5% (0.3% of Total Investments)
3,000	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	3,295,860
760	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2002A-1, 5.300%, 7/01/18 (Alternative Minimum Tax)	1/15 at 100.00	AA–	761,877
335	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2000E-1, Class II, 6.150%, 1/01/27 (Alternative Minimum Tax)	1/15 at 100.00	AAA	335,643
70	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2000E-1, Class III, 6.000%, 1/01/15 (Alternative Minimum Tax)	12/14 at 100.00	AA–	70,364
50	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2001A-2, 5.650%, 7/01/27 (Alternative Minimum Tax)	1/15 at 100.00	AA	50,080
220	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2001B-1, 5.750%, 7/01/19 (Alternative Minimum Tax)	1/15 at 100.00	Aaa	220,616
4,435	Total Utah			4,734,440

Nuveen Investments	43

NPP	Nuveen Performance Plus Municipal Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia – 5.0% (3.3% of Total Investments)
$900	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	No Opt. Call	A–	$1,021,023
18,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	18,719,098
10,500	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA	12,157,320
	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A:
3,000	5.125%, 7/01/49	No Opt. Call	BBB–	3,232,440
7,150	5.000%, 7/01/52	No Opt. Call	BBB–	7,603,739
	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B:
60	0.000%, 7/01/30	No Opt. Call	BBB–	28,912
5,755	0.000%, 7/01/35	No Opt. Call	BBB–	2,087,454
4,030	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	4,389,154
49,395	Total Virginia			49,239,140
	Washington – 3.1% (2.0% of Total Investments)
12,235	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island Hydro-Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/26 – NPFG Insured	No Opt. Call	AA+	8,855,081
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	AA	4,540,320
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	2,296,460
10,000	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health Care Services, Series 2006A, 4.625%, 10/01/34 – NPFG Insured (UB) (5)	10/16 at 100.00	AA	10,232,700
4,065	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008D, 5.000%, 1/01/33 (Pre-refunded 1/01/18)	1/18 at 100.00	AA+ (4)	4,616,255
32,300	Total Washington			30,540,816
	Wisconsin – 2.7% (1.7% of Total Investments)
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2013A, 5.125%, 4/15/31	4/23 at 100.00	A	2,816,525
1,780	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A–	1,910,082
3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/23	8/16 at 100.00	A–	3,193,920
5,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.250%, 5/01/37	5/19 at 100.00	AA–	6,001,250
11,825	Wisconsin State, Transportation Revenue Bonds, Refunding Series 2007-I, 5.000%, 7/01/18 (Pre-refunded 7/01/15) – NPFG Insured	7/15 at 100.00	AA+ (4)	12,208,959
24,105	Total Wisconsin			26,130,736
$1,732,935	Total Municipal Bonds (cost $1,362,714,795)			1,513,608,060

44	Nuveen Investments

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$218	Las Vegas Monorail Company, Senior Interest Bonds, (6), (7)	5.500%	7/15/19	N/R	$39,272
59	Las Vegas Monorail Company, Senior Interest Bonds, (6), (7)	3.000%	7/15/55	N/R	7,867
$277	Total Corporate Bonds (cost $22,103)				47,139
	Total Long-Term Investments (cost $1,362,736,898)				1,513,655,199
	Floating Rate Obligations – (2.9)%				(28,050,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (54.6)% (8)				(535,000,000)
	Other Assets Less Liabilities – 3.0%				28,941,937
	Net Assets Applicable to Common Shares – 100%				$979,547,136

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(8)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.3%
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	45

NMA
Nuveen Municipal Advantage Fund, Inc.
	Portfolio of Investments	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS 144.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 144.8% (100.0% of Total Investments)
	Alaska – 1.7% (1.2% of Total Investments)
	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A:
$1,125	5.250%, 12/01/34 (Pre-refunded 12/01/14) – FGIC Insured (UB)	12/14 at 100.00	AA+ (4)	$1,129,804
1,280	5.250%, 12/01/41 (Pre-refunded 12/01/14) – FGIC Insured (UB)	12/14 at 100.00	AA+ (4)	1,285,466
1,690	Alaska Railroad Corporation, Capital Grant Receipts Bonds, Section 5307 and 5309 Formula Funds, Series 2006, 5.000%, 8/01/17 – FGIC Insured	8/16 at 100.00	AA–	1,820,891
2,495	CivicVentures, Alaska, Revenue Bonds, Anchorage Convention Center Series 2006, 5.000%, 9/01/34 – NPFG Insured	9/15 at 100.00	AA–	2,570,623
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
730	4.625%, 6/01/23	1/15 at 100.00	Ba1	729,964
3,595	5.000%, 6/01/46	1/15 at 100.00	B2	2,706,711
10,915	Total Alaska			10,243,459
	Arizona – 3.9% (2.7% of Total Investments)
3,465	Arizona Board of Regents, Certificates of Participation, Arizona State University, Refunding Series 2006, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	AA–	3,807,689
4,905	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	5,214,800
2,500	Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Civic Plaza Expansion Project, Subordinate Series 2005A, 5.000%, 7/01/35 – FGIC Insured	No Opt. Call	AA	2,560,075
10,700	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38	7/18 at 100.00	AA–	11,855,386
21,570	Total Arizona			23,437,950
	California – 22.4% (15.5% of Total Investments)
2,000	ABC Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2000B, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	1,600,220
3,500	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.450%, 10/01/25 – AMBAC Insured	10/17 at 100.00	BBB+	3,776,325
4,225	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series 2005B, 0.000%, 8/01/28 – AGM Insured	No Opt. Call	AA	2,621,993
	Calexico Unified School District, Imperial County, California, General Obligation Bonds, Series 2005B:
4,070	0.000%, 8/01/32 – FGIC Insured	No Opt. Call	AA–	1,567,968
6,410	0.000%, 8/01/34 – FGIC Insured	No Opt. Call	AA–	2,183,567
610	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Merced County Tobacco Funding Corporation, Series 2005A, 5.000%, 6/01/26	6/15 at 100.00	BBB	610,177
3,840	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/33	7/23 at 100.00	AA–	4,420,570
2,000	California State, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/28 – AMBAC Insured	2/17 at 100.00	Aa3	2,134,740
16,000	California State, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 6/01/37	6/17 at 100.00	Aa3	17,242,240
4,250	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 11/01/40	11/20 at 100.00	Aa3	4,896,170
2,455	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	2,971,728
9,955	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005, 0.000%, 9/01/31 – FGIC Insured	No Opt. Call	AA–	4,888,403

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Colton Joint Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2006C:
$3,800	0.000%, 2/01/33 – FGIC Insured	2/15 at 38.73	AA–	$1,455,818
3,795	0.000%, 2/01/37 – FGIC Insured	No Opt. Call	AA–	1,346,959
5,395	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1989, 7.750%, 5/01/22 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	6,674,262
2,510	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 1, Series 2004B, 0.000%, 10/01/28 – NPFG Insured	No Opt. Call	AA–	1,424,902
3,360	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2002A, 0.000%, 7/01/27 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	2,135,650
2,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A, 6.000%, 1/15/49	1/24 at 100.00	BBB–	2,327,480
2,315	Gateway Unified School District, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	AA–	1,047,121
3,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA	2,100,540
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
1,385	4.500%, 6/01/27	6/17 at 100.00	B	1,301,111
4,885	5.000%, 6/01/33	6/17 at 100.00	B	4,013,516
1,000	5.125%, 6/01/47	6/17 at 100.00	B	747,520
5,000	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2005, 0.000%, 8/01/31 – NPFG Insured	No Opt. Call	Aa2	2,601,000
2,500	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	Aa2	1,229,175
5,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2007A, 4.500%, 1/01/28 – NPFG Insured	7/17 at 100.00	Aa2	5,407,000
1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	753,176
2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	2,995,410
2,000	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA	2,151,140
	North Orange County Community College District, California, General Obligation Bonds, Series 2003B:
7,735	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	Aa1	5,650,031
4,180	0.000%, 8/01/26 – FGIC Insured	No Opt. Call	Aa1	2,929,260
5,000	Palmdale Community Redevelopment Agency, California, Single Family Restructured Mortgage Revenue Bonds, Series 1986A, 8.000%, 3/01/16 (ETM)	No Opt. Call	Aaa	5,515,100
6,000	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured	No Opt. Call	AA–	4,398,900
2,000	Pasadena, California, Certificates of Participation, Refunding Series 2008C, 5.000%, 2/01/33	2/18 at 100.00	AA+	2,187,260
9,315	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1989A, 7.600%, 1/01/23 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	13,205,410
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 3504, 19.910%, 2/01/33 (IF)	8/19 at 100.00	Aa2	3,070,502
7,205	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured	No Opt. Call	AA–	5,479,619
1,345	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 0.000%, 9/01/29 – NPFG Insured	No Opt. Call	Aa1	626,259

Nuveen Investments	47

NMA	Nuveen Municipal Advantage Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$5,905	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 0.000%, 9/01/29 (Pre-refunded 9/01/15) – NPFG Insured	9/15 at 47.82	Aa1 (4)	$2,819,224
1,800	Walnut Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2000 Series 2003D, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	Aa2	1,173,546
162,935	Total California			135,680,992
	Colorado – 13.1% (9.1% of Total Investments)
1,600	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	1,618,960
9,440	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 4.500%, 9/01/38	9/16 at 100.00	A+	9,550,542
3,335	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	A+	3,830,881
4,890	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	5,530,150
1,150	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	AA	1,265,932
7,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	8,169,600
1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	A–	1,614,855
	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006:
5,365	5.000%, 11/15/23 – FGIC Insured	11/16 at 100.00	AA–	5,838,354
3,300	5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	AA–	3,587,628
4,340	5.000%, 11/15/25 – FGIC Insured	11/16 at 100.00	AA–	4,713,674
1,055	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2005A, 5.000%, 11/15/25 – SYNCORA GTY Insured	11/15 at 100.00	A+	1,105,988
3,870	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	4,321,203
2,200	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 4.750%, 12/01/35 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	2,225,718
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
2,650	0.000%, 9/01/16 – NPFG Insured	No Opt. Call	AA–	2,589,421
8,845	0.000%, 9/01/26 – NPFG Insured	No Opt. Call	AA–	5,877,945
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
7,500	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	AA–	4,278,525
10,000	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	AA–	5,176,600
10,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	4,781,900
3,110	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/34	7/20 at 100.00	Baa3	3,508,795
91,650	Total Colorado			79,586,671
	Florida – 4.2% (2.9% of Total Investments)
3,000	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program, Series 2005, 5.000%, 7/01/24 – NPFG Insured	7/15 at 100.00	AA	3,094,020
2,225	Miami-Dade County, Florida, General Obligation Bonds, Parks Program, Series 2005, 4.300%, 11/01/30 – NPFG Insured	11/15 at 100.00	AA	2,280,803
590	South Broward Hospital District, Florida, Hospital Refunding Revenue Bonds, Memorial Health System, Series 2008, 5.000%, 5/01/28	5/18 at 100.00	AA–	650,286
14,730	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	15,574,618
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	3,675,177
23,845	Total Florida			25,274,904

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 0.9% (0.6% of Total Investments)
$2,900	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/26	12/14 at 100.00	BB–	$2,900,783
1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB	1,397,450
2,400	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 7.625%, 12/01/30 (5), (6)	12/20 at 100.00	N/R	1,154,445
6,550	Total Georgia			5,452,678
	Illinois – 14.8% (10.2% of Total Investments)
1,470	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A+	1,473,851
2,950	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Revenues, Refunding Series 2004A, 5.000%, 12/01/20 – NPFG Insured	12/14 at 100.00	AA–	2,961,358
7,345	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/28 – FGIC Insured	No Opt. Call	AA–	3,833,943
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
1,385	0.000%, 12/01/27 – NPFG Insured	No Opt. Call	AA–	763,246
4,260	0.000%, 12/01/31 – FGIC Insured	No Opt. Call	AA–	1,844,623
1,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	1,236,323
5,320	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Refunding Third Lien Series 2004A, 5.000%, 1/01/28 – NPFG Insured	1/15 at 100.00	AA–	5,358,570
17,310	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/37 – FGIC Insured	No Opt. Call	AA–	5,767,519
3,880	Chicago, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 1/01/34 – AGM Insured	1/15 at 100.00	AA	3,886,247
7,100	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	7,858,493
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	1,700,085
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA	2,145,920
8,395	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond Trust 1137, 9.262%, 7/01/15 (IF)	No Opt. Call	AA+	9,755,578
2,500	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB+	2,895,150
4,000	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 6.000%, 8/15/23	8/18 at 100.00	BBB+	4,448,960
7,565	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/21	No Opt. Call	A–	8,523,259
3,000	Illinois Toll Highway Authority, State Toll Highway Authority Revenue Bonds, Series 2006A-1, 5.000%, 1/01/20 – AGM Insured	7/16 at 100.00	AA	3,218,880
1,315	McHenry and Kane Counties Community Consolidated School District 158, Huntley, Illinois, General Obligation Bonds, Series 2003, 0.000%, 1/01/21 – FGIC Insured	No Opt. Call	A3	1,105,770
1,165	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.000%, 6/15/21 – FGIC Insured	No Opt. Call	A3	962,267
3,720	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 6/15/41 – NPFG Insured	No Opt. Call	AAA	1,060,498
6,075	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 6/15/24 – NPFG Insured	No Opt. Call	AA–	4,391,192
2,935	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	AA	3,396,206
2,410	Springfield, Illinois, Electric Revenue Bonds, Series 2006, 5.000%, 3/01/26 – NPFG Insured	3/16 at 100.00	AA–	2,524,379
11,350	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/24 – AGM Insured	No Opt. Call	Aa3	8,438,385
110,050	Total Illinois			89,550,702

Nuveen Investments	49

NMA	Nuveen Municipal Advantage Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 5.5% (3.8% of Total Investments)
$4,400	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point Community School Corporation, Series 2000, 0.000%, 1/15/24 – NPFG Insured	No Opt. Call	AA–	$3,421,220
4,465	Indiana Finance Authority Health System Revenue Bonds, Sisters of St. Francis Health Services, Inc. Obligated Group, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	4,955,614
1,260	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	1,374,685
2,460	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	2,594,267
6,730	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	Aa2	7,653,760
3,485	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-5, 5.000%, 11/15/36	11/16 at 100.00	AA+	3,665,976
2,435	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A	2,573,625
10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	AA	7,110,500
1,005	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 1999, 5.450%, 2/15/14 (5)	No Opt. Call	N/R	82,812
36,240	Total Indiana			33,432,459
	Iowa – 2.1% (1.5% of Total Investments)
7,055	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.500%, 12/01/22	12/18 at 100.00	BB–	7,487,472
6,300	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	6/15 at 100.00	B+	5,255,964
250	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	223,835
13,605	Total Iowa			12,967,271
	Kansas – 0.8% (0.5% of Total Investments)
3,310	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	3,359,551
1,990	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	1,399,885
5,300	Total Kansas			4,759,436
	Kentucky – 1.6% (1.1% of Total Investments)
6,015	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010B, 6.375%, 3/01/40	6/20 at 100.00	BBB+	6,960,859
1,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	A+	1,683,225
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	1,085,760
8,515	Total Kentucky			9,729,844
	Louisiana – 6.3% (4.4% of Total Investments)
9,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	9,476,010
28	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, Trust 660, 16.135%, 5/01/34 – NPFG Insured (IF)	5/16 at 100.00	Aa1	33,226
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
6,975	5.000%, 5/01/41 – NPFG Insured	5/16 at 100.00	Aa1	7,356,602
20,690	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	21,583,601
36,693	Total Louisiana			38,449,439

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maine – 0.2% (0.1% of Total Investments)
$1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	BBB–	$1,178,268
	Massachusetts – 2.9% (2.0% of Total Investments)
8,825	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A+	9,790,632
620	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/33	7/18 at 100.00	A–	658,527
1,750	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Healthcare, Series 1998A, 5.000%, 7/01/28 – AMBAC Insured	1/15 at 100.00	BBB+	1,754,515
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,543,340
2,280	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	2,578,133
15,775	Total Massachusetts			17,325,147
	Michigan – 4.3% (3.0% of Total Investments)
3,695	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	AA–	3,695,591
3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	AA–	3,490,020
2,835	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 – BHAC Insured	7/18 at 100.00	AA+	3,078,725
2,500	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 – BHAC Insured	7/18 at 100.00	AA+	2,801,075
4,000	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2006D, 5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	AA	4,131,240
1,500	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012A, 5.000%, 1/01/15	No Opt. Call	AAA	1,512,315
2,500	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2009-I, 5.000%, 10/15/23 – AGC Insured	No Opt. Call	AA	2,891,450
6,250	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/30 – FGIC Insured	10/16 at 50.02	AA–	2,907,938
1,525	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	1,447,850
27,805	Total Michigan			25,956,204
	Missouri – 2.8% (1.9% of Total Investments)
12,005	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/29 – AMBAC Insured	No Opt. Call	AA–	6,966,862
6,930	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	7,577,678
2,000	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Series 2007A, 5.000%, 1/01/32 – AMBAC Insured	1/17 at 100.00	AA+	2,151,080
20,935	Total Missouri			16,695,620
	Nevada – 5.1% (3.5% of Total Investments)
15,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	17,711,250
3,750	Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds, Catholic Healthcare West, Series 2008, 19.077%, 7/01/31 – BHAC Insured (IF) (7)	7/17 at 100.00	AA+	4,721,250
3,395	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2009D, 5.000%, 6/01/27	6/19 at 100.00	AA+	3,876,105
5,000	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	5/16 at 100.00	AA–	4,874,650
27,145	Total Nevada			31,183,255

Nuveen Investments	51

NMA	Nuveen Municipal Advantage Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Hampshire – 0.3% (0.2% of Total Investments)
$1,500	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	$1,695,180
	New Jersey – 2.6% (1.8% of Total Investments)
1,100	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 7/01/42 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	1,204,731
2,500	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/33 – NPFG Insured	1/15 at 100.00	AA–	2,547,950
15,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/30 – FGIC Insured	No Opt. Call	AA–	7,308,300
6,060	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	4,536,334
24,660	Total New Jersey			15,597,315
	New York – 8.6% (5.9% of Total Investments)
2,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	2,224,820
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/26	11/22 at 100.00	AA–	2,955,100
470	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	494,083
4,975	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/14 at 100.00	BB	4,975,299
3,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)	1/15 at 100.00	BB	3,016,470
3,800	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005D, 5.000%, 6/15/38	6/15 at 100.00	AAA	3,896,520
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Series 2004B, 5.000%, 6/15/36 – AGM Insured (UB)	12/14 at 100.00	AAA	10,054,900
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 4.750%, 11/01/27	5/17 at 100.00	AAA	5,447,450
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	5,675,100
5,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44 (WI/DD, Settling 11/20/14)	11/24 at 100.00	N/R	5,043,100
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
6,065	6.500%, 12/01/28	12/15 at 100.00	BBB	6,411,675
1,760	6.000%, 12/01/36	12/20 at 100.00	BBB	2,055,821
49,570	Total New York			52,250,338
	North Carolina – 2.0% (1.3% of Total Investments)
3,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2005, 5.250%, 1/01/20 – AMBAC Insured	1/16 at 100.00	A–	3,168,990
3,500	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/42	6/19 at 100.00	AA	3,945,095
2,380	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006, 5.000%, 11/01/39 – NPFG Insured	11/16 at 100.00	AA+	2,548,076
1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	2,154,505
10,780	Total North Carolina			11,816,666
52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Dakota – 0.7% (0.5% of Total Investments)
$1,500	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.000%, 11/01/28	11/21 at 100.00	A+	$1,786,395
2,350	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006, 5.125%, 7/01/25	7/16 at 100.00	BBB–	2,409,855
3,850	Total North Dakota			4,196,250
	Ohio – 7.5% (5.2% of Total Investments)
10,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	11,020,900
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
6,860	5.875%, 6/01/30	6/17 at 100.00	B–	5,642,762
9,135	5.750%, 6/01/34	6/17 at 100.00	B–	7,231,540
3,920	6.000%, 6/01/42	6/17 at 100.00	B	3,106,326
6,080	5.875%, 6/01/47	6/17 at 100.00	B	4,833,053
6,625	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	5,591,566
7,050	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	7,994,982
49,670	Total Ohio			45,421,129
	Oklahoma – 3.0% (2.1% of Total Investments)
1,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,176,650
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38	8/18 at 100.00	AA–	1,819,904
12,600	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/42	2/17 at 100.00	AA	13,291,740
2,000	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 – FGIC Insured	1/17 at 100.00	AA–	2,029,700
17,275	Total Oklahoma			18,317,994
	Oregon – 0.5% (0.3% of Total Investments)
3,000	Oregon State Facilities Authority, Revenue Bonds, Willamette University, Series 2007A, 5.000%, 10/01/36	10/17 at 100.00	A	3,132,540
	Pennsylvania – 4.3% (3.0% of Total Investments)
5,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.625%, 8/15/39	8/19 at 100.00	Aa3	5,736,150
1,250	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA	1,331,263
7,070	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.750%, 8/01/30	8/15 at 100.00	AA	7,309,390
1,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96A, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,516,935
1,750	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 0.000%, 12/01/34	12/20 at 100.00	AA–	1,842,470
5,140	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 5.000%, 12/01/34	No Opt. Call	AA–	5,682,630
2,600	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2004A, 5.500%, 12/01/31 – AMBAC Insured	12/14 at 100.00	A+	2,633,072
24,310	Total Pennsylvania			26,051,910

Nuveen Investments	53

NMA	Nuveen Municipal Advantage Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico – 0.7% (0.5% of Total Investments)
$215	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	Caa1	$205,804
3,975	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	4,123,705
4,190	Total Puerto Rico			4,329,509
	Rhode Island – 0.1% (0.1% of Total Investments)
650	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group, Series 1996, 5.500%, 5/15/16 – NPFG Insured	1/15 at 100.00	AA–	652,789
	South Carolina – 1.4% (0.9% of Total Investments)
1,220	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/23 – FGIC Insured	No Opt. Call	AA–	974,512
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	AA–	3,942,361
2,900	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2010A, 5.250%, 10/01/40	10/19 at 100.00	A1	3,291,181
7,575	Total South Carolina			8,208,054
	South Dakota – 0.5% (0.4% of Total Investments)
2,945	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/40	5/17 at 100.00	A+	3,073,932
	Tennessee – 0.2% (0.1% of Total Investments)
1,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding and Improvement Bonds, Meharry Medical College, Series 1996, 6.000%, 12/01/19 – AMBAC Insured	12/17 at 100.00	N/R	1,086,350
	Texas – 13.9% (9.6% of Total Investments)
5,555	Beaumont Independent School District, Jefferson County, Texas, General Obligation Bonds, Series 2008, 5.000%, 2/15/38	2/17 at 100.00	AAA	5,990,568
6,000	Brazos River Authority, Texas, Revenue Refunding Bonds, Houston Lighting and Power Company, Series 1998, 5.050%, 11/01/18 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A1	6,612,120
925	Brownsville, Texas, Utility System Priority Revenue Bonds, Series 2005A, 5.000%, 9/01/26 – AMBAC Insured	9/15 at 100.00	A+	958,605
2,000	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa1	2,310,000
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB	1,163,420
20	Denton Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 2004, 5.000%, 8/15/33	No Opt. Call	AAA	20,074
4,250	Ennis Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/26	8/16 at 60.73	Aaa	2,476,008
10,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.250%, 10/01/51	10/23 at 100.00	AA+	11,181,500
5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA+	5,413,000
2,550	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.375%, 8/15/35	2/16 at 100.00	BBB	2,609,594
6,080	Laredo Independent School District, Webb County, Texas, General Obligation Bonds, Series 2006, 5.000%, 8/01/29	8/16 at 100.00	AAA	6,474,349
9,345	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/34 – FGIC Insured	8/15 at 35.34	AA–	3,262,807
13,510	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 0.000%, 8/15/39	8/17 at 27.35	AAA	3,507,872
2,035	Marble Falls Independent School District, Burnet County, Texas, General Obligation Bonds, Series 2007, 5.000%, 8/15/34	8/16 at 100.00	Aaa	2,176,534

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$1,485	Marble Falls Independent School District, Burnet County, Texas, General Obligation Bonds, Series 2007, 5.000%, 8/15/34 (Pre-refunded 8/15/16)	8/16 at 100.00	Aaa	$1,608,522
	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Capital Appreciation Series 2008I:
2,555	0.000%, 1/01/42 – AGC Insured	1/25 at 100.00	AA	3,143,238
7,000	0.000%, 1/01/43	1/25 at 100.00	A2	8,657,600
8,235	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/29	No Opt. Call	A3	9,095,307
2,500	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	2,699,600
3,600	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/25 – AMBAC Insured	No Opt. Call	A–	2,511,612
3,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/21 (Pre-refunded 8/15/15)	8/15 at 74.57	AAA	2,233,830
96,645	Total Texas			84,106,160
	Utah – 0.5% (0.4% of Total Investments)
3,000	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	3,295,860
	Virgin Islands – 0.3% (0.2% of Total Investments)
1,480	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	Baa3	1,706,026
	Virginia – 3.1% (2.2% of Total Investments)
1,200	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	No Opt. Call	A–	1,361,364
	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A:
5,100	5.125%, 7/01/49	No Opt. Call	BBB–	5,495,148
5,250	5.000%, 7/01/52	No Opt. Call	BBB–	5,583,162
1,085	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B, 0.000%, 7/01/34	No Opt. Call	BBB–	422,401
2,855	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 5.200%, 6/01/46	6/17 at 100.00	B–	2,038,441
3,810	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	4,149,547
19,300	Total Virginia			19,050,063
	Washington – 1.2% (0.8% of Total Investments)
1,260	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Series 1999, 4.750%, 2/01/28 – FGIC Insured	2/15 at 100.00	AAA	1,273,973
2,485	Grant County Public Utility District 2, Washington, Revenue Bonds, Wanapum Hydroelectric Development, Series 2006B, 5.000%, 1/01/32 – NPFG Insured	1/17 at 100.00	AA	2,662,774
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	2,296,460
1,410	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%, 12/01/24 – NPFG Insured	No Opt. Call	AA+	1,111,277
7,155	Total Washington			7,344,484
	West Virginia – 0.2% (0.1% of Total Investments)
1,250	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	BBB	1,281,363
	Wisconsin – 0.6% (0.4% of Total Investments)
3,000	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/19 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	3,619,530
$953,383	Total Municipal Bonds (cost $803,376,296)			877,137,741

Nuveen Investments	55

NMA	Nuveen Municipal Advantage Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$224	Las Vegas Monorail Company, Senior Interest Bonds, (6), (8)	5.500%	7/15/19	N/R	$40,379
61	Las Vegas Monorail Company, Senior Interest Bonds, (6), (8)	3.000%	7/15/55	N/R	8,089
$285	Total Corporate Bonds (cost $22,726)				48,468
	Total Long-Term Investments (cost $803,399,022)				877,186,209
	Floating Rate Obligations – (5.1)%				(30,708,333)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (44.4)% (9)				(268,800,000)
	Other Assets Less Liabilities – 4.7%				28,187,188
	Net Assets Applicable to Common Shares – 100%				$605,865,064

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(8)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(9)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.6%.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

56	Nuveen Investments

NMO
Nuveen Municipal Market Opportunity Fund, Inc.
	Portfolio of Investments	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 149.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 149.4% (99.7% of Total Investments)
	Alabama – 0.7% (0.4% of Total Investments)
	Henry County Water Authority, Alabama, Water Revenue Bonds, Series 2006:
$1,720	5.000%, 1/01/36 (Pre-refunded 1/01/16) – RAAI Insured	1/16 at 100.00	N/R (4)	$1,814,170
2,215	5.000%, 1/01/41 (Pre-refunded 1/01/16) – RAAI Insured	1/16 at 100.00	N/R (4)	2,336,271
	Henry County Water Authority, Alabama, Water Revenue Bonds, Series 2006:
215	5.000%, 1/01/36 – RAAI Insured	1/16 at 100.00	N/R	216,987
270	5.000%, 1/01/41 – RAAI Insured	1/16 at 100.00	N/R	272,311
4,420	Total Alabama			4,639,739
	Alaska – 3.4% (2.2% of Total Investments)
	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A:
1,125	5.250%, 12/01/34 (Pre-refunded 12/01/14) – FGIC Insured (UB)	12/14 at 100.00	AA+ (4)	1,129,804
1,275	5.250%, 12/01/41 (Pre-refunded 12/01/14) – FGIC Insured (UB)	12/14 at 100.00	AA+ (4)	1,280,444
7,000	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005B-2, 5.250%, 12/01/30 – NPFG Insured	6/15 at 100.00	AA+	7,276,500
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
5,000	5.000%, 6/01/32	1/15 at 100.00	B2	4,001,100
13,025	5.000%, 6/01/46	1/15 at 100.00	B2	9,806,653
27,425	Total Alaska			23,494,501
	Arizona – 0.8% (0.5% of Total Investments)
2,500	Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Civic Plaza Expansion Project, Subordinate Series 2005A, 5.000%, 7/01/35 – FGIC Insured	No Opt. Call	AA	2,560,075
3,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	3,209,460
5,500	Total Arizona			5,769,535
	California – 24.3% (16.2% of Total Investments)
3,450	Antelope Valley Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/29 – NPFG Insured	No Opt. Call	A1	1,890,531
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2009F-1:
2,500	5.125%, 4/01/39 (Pre-refunded 4/01/19)	4/19 at 100.00	AA (4)	2,944,500
2,500	5.625%, 4/01/44 (Pre-refunded 4/01/19)	4/19 at 100.00	AA (4)	2,998,375
8,000	Beverly Hills Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2009, 0.000%, 8/01/33	No Opt. Call	Aa1	4,275,200
7,845	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36	12/18 at 100.00	B+	6,806,087
5,000	California Department of Water Resources, Central Valley Project Water System Revenue Bonds, Series 2009-AF, 5.000%, 12/01/29	12/18 at 100.00	AAA	5,736,000
1,350	California Educational Facilities Authority, Revenue Refunding Bonds, Loyola Marymount University, Series 2001A, 0.000%, 10/01/39 – NPFG Insured	No Opt. Call	A2	441,113
1,630	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A1	1,832,772
2,000	California State, General Obligation Bonds, Various Purpose Series 2004, 5.000%, 6/01/31 (Pre-refunded 12/01/14) – AMBAC Insured	12/14 at 100.00	AA+ (4)	2,008,160
	California State, General Obligation Bonds, Various Purpose Series 2010:
7,000	5.250%, 3/01/30	3/20 at 100.00	Aa3	8,162,560
4,250	5.250%, 11/01/40	11/20 at 100.00	Aa3	4,896,170

Nuveen Investments	57

NMO	Nuveen Municipal Market Opportunity Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$25,000	California State, Various Purpose General Obligation Bonds, Series 2005, 4.750%, 3/01/35 – NPFG Insured (UB)	3/16 at 100.00	AA–	$26,042,750
2,500	California Statewide Communities Development Authority, Revenue Bonds, Cottage Health System Obligated Group, Series 2010, 5.250%, 11/01/30	11/20 at 100.00	AA–	2,822,875
9,000	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.250%, 3/01/45	3/16 at 100.00	A+	9,290,430
1,550	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	1,758,320
10,445	Castaic Lake Water Agency, California, Certificates of Participation, Water System Improvement Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	AA	6,064,576
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
13,500	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA	9,452,430
3,485	5.000%, 6/01/45	6/15 at 100.00	A1	3,572,160
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
6,800	4.500%, 6/01/27	6/17 at 100.00	B	6,388,124
1,640	5.000%, 6/01/33	6/17 at 100.00	B	1,347,424
1,000	5.125%, 6/01/47	6/17 at 100.00	B	747,520
2,500	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	Aa2	1,229,175
1,500	Lincoln Unified School District, Placer County, California, Community Facilities District 1, Special Tax Bonds, Series 2005, 0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	N/R	848,505
3,500	Los Angeles County Sanitation Districts Financing Authority, California, Capital Projects Revenue Bonds, District 14, Subordinate Series 2005B, 5.000%, 10/01/34 – FGIC Insured	10/15 at 100.00	AA–	3,609,585
490	Los Angeles Department of Water and Power, California, Electric Plant Revenue Bonds, Second Series 1993, 4.750%, 10/15/20 (ETM)	1/15 at 100.00	N/R (4)	491,847
995	Los Angeles Department of Water and Power, California, Electric Plant Revenue Bonds, Series 1994, 5.375%, 2/15/34 (ETM)	1/15 at 100.00	Aa3 (4)	999,318
2,500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-2, 5.000%, 7/01/22 (Pre-refunded 7/01/15) – AGM Insured	7/15 at 100.00	AA (4)	2,580,850
1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	753,176
2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	2,995,410
14,100	New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2009, 0.000%, 8/01/34 – AGC Insured	No Opt. Call	AA	6,228,534
2,500	Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2002 Series 2005B, 0.000%, 8/01/29	No Opt. Call	AA	1,453,650
1,000	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation Bonds, Series 2005B, 0.000%, 8/01/29 – AGM Insured	No Opt. Call	AA	612,610
5,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/30	11/20 at 100.00	Ba1	5,290,950
	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A:
2,000	0.000%, 8/01/24 – NPFG Insured	No Opt. Call	AA–	1,466,300
4,795	5.000%, 8/01/32 – NPFG Insured	8/17 at 100.00	AA–	5,027,366
2,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/47	7/17 at 100.00	Baa2	2,053,900
2,500	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	AA–	2,525,800
3,205	San Diego Community College District, California, General Obligation Bonds, Series 2005, 5.000%, 5/01/25 (Pre-refunded 5/01/15) – AGM Insured	5/15 at 100.00	AA+ (4)	3,283,010

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$5,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 5.650%, 1/15/17 – NPFG Insured	1/15 at 101.00	AA–	$5,108,350
925	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 0.000%, 9/01/28 – NPFG Insured	No Opt. Call	Aa1	455,664
4,075	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 0.000%, 9/01/28 (Pre-refunded 9/01/15) – NPFG Insured	9/15 at 50.47	Aa1 (4)	2,053,393
7,345	Sanger Unified School District, Fresno County, California, General Obligation Bonds, Series 2006A, 5.000%, 8/01/27 (Pre-refunded 8/01/16) – AGM Insured	8/16 at 102.00	AA (4)	8,090,885
4,825	Santa Monica Community College District, Los Angeles County, California, General Obligation Bonds, Series 2005C, 0.000%, 8/01/25 (Pre-refunded 8/01/15) – NPFG Insured	8/15 at 61.27	AA (4)	2,951,983
194,560	Total California			169,588,338
	Colorado – 8.5% (5.7% of Total Investments)
1,085	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	1,097,857
11,200	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	12,199,936
3,250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.125%, 9/15/29	9/17 at 100.00	BBB+	3,365,993
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
6,200	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	AA–	5,069,430
9,945	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	AA–	5,403,616
16,060	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	7,220,576
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
3,800	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	AA–	2,068,226
13,300	0.000%, 9/01/31 – NPFG Insured	9/20 at 53.77	AA–	5,596,108
6,250	0.000%, 9/01/32 – NPFG Insured	9/20 at 50.83	AA–	2,461,500
10,000	0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	AA–	3,183,500
10,000	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.500%, 1/15/30	7/20 at 100.00	Baa3	11,651,200
91,090	Total Colorado			59,317,942
	District of Columbia – 1.5% (1.0% of Total Investments)
10,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	A1	10,184,500
	Florida – 6.5% (4.4% of Total Investments)
1,275	Alachua County Health Facilities Authority, Florida, Revenue Bonds, Shands Teaching Hospital and Clinics Inc., Series 1996A, 6.250%, 12/01/16 – NPFG Insured	No Opt. Call	AA–	1,333,931
2,080	Brevard County School Board, Florida, Certificates of Participation, Series 2007C, 5.000%, 7/01/21 – AMBAC Insured	7/17 at 100.00	Aa3	2,302,498
4,000	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.000%, 6/01/15 – AGM Insured	No Opt. Call	AA	4,113,120
2,015	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2008, Trust 1191, 8.735%, 1/01/27 (Alternative Minimum Tax) (IF)	1/17 at 100.00	AA+	2,127,961
5,000	Florida Hurricane Catastrophe Fund, Financial Corporation Revenue Bonds, Series 2010A, 5.000%, 7/01/15 (ETM)	No Opt. Call	AAA	5,162,350
3,235	Lee County, Florida, Transportation Facilities Revenue Bonds, Sanibel Bridges & Causeway Project, Series 2005B, 5.000%, 10/01/30 (Pre-refunded 10/01/15) – CIFG Insured	10/15 at 100.00	AA (4)	3,377,599
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/41	10/20 at 100.00	A	2,855,725
3,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/26	10/20 at 100.00	A	3,425,100

Nuveen Investments	59

NMO	Nuveen Municipal Market Opportunity Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$2,410	Miami-Dade County, Florida, General Obligation Bonds, Parks Program, Series 2005, 4.300%, 11/01/30 – NPFG Insured	11/15 at 100.00	AA	$2,470,443
2,425	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005B, 5.000%, 6/01/22 – NPFG Insured	6/15 at 100.00	AA–	2,488,414
2,400	Orange County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	AA	2,483,760
5,085	Orange County, Florida, Tourist Development Tax Revenue Bonds, Refunding Series 2007, 4.750%, 10/01/29 – FGIC Insured	No Opt. Call	AA–	5,512,343
4,000	Orlando, Florida, Tourist Development Tax Revenue Bonds, Senior Lien 6th Cent Contract Payments, Series 2008A, 5.250%, 11/01/23 – AGC Insured	11/17 at 100.00	AA	4,273,160
3,500	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/37	8/17 at 100.00	AA	3,713,255
42,925	Total Florida			45,639,659
	Georgia – 1.6% (1.0% of Total Investments)
10,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.250%, 2/15/45	2/41 at 100.00	AA–	11,028,100
	Guam – 0.0% (0.0% of Total Investments)
165	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	190,128
	Illinois – 17.1% (11.4% of Total Investments)
4,595	Bolingbrook, Illinois, General Obligation Refunding Bonds, Series 2002B, 0.000%, 1/01/32 – FGIC Insured	No Opt. Call	AA–	2,198,799
1,470	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A+	1,473,851
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
4,600	0.000%, 12/01/20 – FGIC Insured	No Opt. Call	AA–	3,734,326
1,000	5.500%, 12/01/26 – FGIC Insured	No Opt. Call	AA–	1,144,130
1,615	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Series 2003C-2, 5.250%, 1/01/30 – AGM Insured (Alternative Minimum Tax)	1/15 at 100.00	AA	1,617,471
2,405	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Series 2005A, 5.250%, 1/01/26 – NPFG Insured	1/16 at 100.00	AA–	2,528,569
9,000	Chicago, Illinois, General Obligation Bonds, Series 2005A, 5.000%, 1/01/17 – AGM Insured	1/15 at 100.00	AA	9,067,590
5,050	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2008A, 5.000%, 1/01/38 – AGC Insured	1/18 at 100.00	AA+	5,452,738
7,100	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	7,858,493
11,350	Illinois Finance Authority, Illinois, Northwestern University, Revenue Bonds, Series 2006, 5.000%, 12/01/42	12/15 at 100.00	AAA	11,812,853
3,040	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A	3,273,046
1,750	Illinois Finance Authority, Revenue Bonds, Hospital Sisters Services Inc., Series 2007, 5.000%, 3/15/26	No Opt. Call	AA–	1,902,425
3,000	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2009, 5.500%, 4/01/34	4/19 at 100.00	A+	3,334,890
5,390	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	6,138,671
1,970	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	2,133,668
2,000	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	2,511,660
3,200	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B, 5.000%, 5/15/24 – AGM Insured	5/18 at 100.00	AA	3,488,320
5,550	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	5,973,021
2,795	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA–	3,127,298

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Lake and McHenry Counties Community Unit School District 118, Wauconda, Illinois, General Obligation Bonds, Series 2005B:
$10,230	0.000%, 1/01/22 – AGM Insured	1/15 at 70.63	A1	$7,192,202
6,780	0.000%, 1/01/24 – AGM Insured	1/15 at 63.44	A1	4,278,248
2,330	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50	6/20 at 100.00	AAA	2,451,556
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
6,500	0.000%, 6/15/25 – NPFG Insured	6/22 at 101.00	AAA	6,578,585
3,700	0.000%, 6/15/30 – NPFG Insured	No Opt. Call	AAA	1,926,923
3,280	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	AAA	1,164,597
11,715	0.000%, 12/15/38 – NPFG Insured	No Opt. Call	AAA	3,883,523
2,080	Midlothian, Illinois, General Obligation Bonds, Series 2010A, 5.250%, 2/01/34	2/20 at 100.00	AA	2,249,458
3,000	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2007, 5.000%, 3/01/22 – NPFG Insured	3/17 at 100.00	AA–	3,242,550
2,685	Sterling, Whiteside County, Illinois, General Obligation Bonds, Recovery Zone Facility Series 2010A, 5.250%, 5/01/31 – AGM Insured	5/20 at 100.00	AA	2,975,571
2,000	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.250%, 10/01/38	10/23 at 100.00	A	2,354,340
3,330	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/22 – NPFG Insured	No Opt. Call	AA–	2,694,037
134,510	Total Illinois			119,763,409
	Indiana – 3.6% (2.4% of Total Investments)
4,030	Indiana Finance Authority Health System Revenue Bonds, Sisters of St. Francis Health Services, Inc. Obligated Group, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	4,472,816
5,000	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 4.000%, 5/01/35	5/23 at 100.00	A	4,979,200
2,050	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	2,161,889
6,250	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	Aa2	7,107,875
1,600	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.000%, 9/01/46 (Alternative Minimum Tax)	9/24 at 100.00	BBB	1,712,144
2,500	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	AA–	2,667,250
1,890	New Albany-Floyd County School Building Corporation, Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/26 (Pre-refunded 7/15/15) – AGM Insured	7/15 at 100.00	AA+ (4)	1,954,770
23,320	Total Indiana			25,055,944
	Iowa – 1.9% (1.3% of Total Investments)
970	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.000%, 7/01/19	7/16 at 100.00	BB+	1,004,396
7,255	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.500%, 12/01/22	12/18 at 100.00	BB–	7,699,732
5,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	4,476,700
13,225	Total Iowa			13,180,828
	Kansas – 1.4% (0.9% of Total Investments)
3,000	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2012A, 5.000%, 11/15/28	5/22 at 100.00	Aa2	3,422,730
3,750	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	3,806,138
600	Salina, Kansas, Hospital Revenue Bonds, Salina Regional Medical Center, Series 2006, 4.625%, 10/01/31	4/16 at 100.00	A1	609,984

Nuveen Investments	61

NMO	Nuveen Municipal Market Opportunity Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas (continued)
$2,660	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	$1,871,204
10,010	Total Kansas			9,710,056
	Kentucky – 0.1% (0.1% of Total Investments)
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA	1,084,700
	Maryland – 1.0% (0.7% of Total Investments)
4,410	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007D, 4.900%, 9/01/42 (Alternative Minimum Tax)	3/17 at 100.00	Aa2	4,475,709
2,500	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA	2,664,325
6,910	Total Maryland			7,140,034
	Massachusetts – 1.0% (0.7% of Total Investments)
1,500	Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment, M/SRBC Project, Series 2002A, 5.125%, 2/01/34 – NPFG Insured	1/15 at 100.00	AA–	1,501,485
2,280	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	2,578,133
120	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/30	8/15 at 100.00	AA+	124,034
	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A:
385	5.000%, 8/15/30 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA (4)	399,772
2,495	5.000%, 8/15/30 (Pre-refunded 8/15/15)	8/15 at 100.00	AA (4)	2,590,733
6,780	Total Massachusetts			7,194,157
	Michigan – 3.9% (2.6% of Total Investments)
3,000	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 4.500%, 11/01/23	11/20 at 100.00	AA	3,237,120
2,830	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	AA–	3,292,252
	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2006D:
4,000	5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	AA	4,131,240
5,000	4.625%, 7/01/32 – AGM Insured	7/16 at 100.00	AA	5,002,800
1,300	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-1, 5.000%, 7/01/44	7/22 at 100.00	BBB+	1,367,925
5,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A–	5,559,400
3,050	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	2,895,701
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,471,655
25,330	Total Michigan			26,958,093
	Minnesota – 0.5% (0.3% of Total Investments)
930	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2000A, 6.375%, 11/15/29	1/15 at 100.00	A	934,055
2,100	St. Paul Housing and Redevelopment Authority, Minnesota, Sales Tax Revenue Refunding Bonds, Civic Center Project, Series 1996, 7.100%, 11/01/23 (Pre-refunded 11/01/15) – AGM Insured	11/15 at 103.00	AA (4)	2,295,174
3,030	Total Minnesota			3,229,229

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Mississippi – 0.8% (0.6% of Total Investments)
$5,900	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/15 at 100.00	BBB	$5,905,369
	Missouri – 3.0% (2.0% of Total Investments)
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1:
8,150	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA–	5,256,913
5,000	0.000%, 4/15/31 – AMBAC Insured	No Opt. Call	AA–	2,656,700
6,930	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	7,577,678
5,000	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 5.000%, 12/15/31 – NPFG Insured	12/16 at 100.00	AA–	5,320,500
25,080	Total Missouri			20,811,791
	Nebraska – 1.7% (1.2% of Total Investments)
11,690	Omaha Convention Hotel Corporation, Nebraska, Convention Center Revenue Bonds, Series 2007, 5.000%, 2/01/35 – AMBAC Insured	2/17 at 100.00	A1	12,141,468
	Nevada – 5.6% (3.7% of Total Investments)
3,990	Clark County School District, Nevada, General Obligation Bonds, Refunding Series 2005A, 5.000%, 6/15/19 – FGIC Insured	6/15 at 101.00	AA–	4,145,610
15,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	17,711,250
11,665	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	13,115,776
3,760	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2005B, 0.000%, 6/01/37 – FGIC Insured	6/15 at 33.61	AA–	1,064,494
2,500	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Series 2008, 18.804%, 7/01/31 – BHAC Insured (IF) (5)	7/17 at 100.00	AA+	3,147,500
36,915	Total Nevada			39,184,630
	New Hampshire – 0.5% (0.3% of Total Investments)
3,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	3,390,360
	New Jersey – 4.0% (2.7% of Total Investments)
1,100	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 7/01/42 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	1,204,731
2,550	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/33 – NPFG Insured	1/15 at 100.00	AA–	2,598,909
18,400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2006B, 0.000%, 7/01/37	1/17 at 35.47	A–	5,912,104
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	A2	7,389,200
5,065	New Jersey Turnpike Authority, Revenue Bonds, Growth and Income Securities, Series 2004B, 0.000%, 1/01/35 – AMBAC Insured	1/17 at 100.00	A+	5,280,111
3,000	Rahway Valley Sewerage Authority, New Jersey, Sewer Revenue Bonds, Series 2005A, 0.000%, 9/01/25 – NPFG Insured	No Opt. Call	Aa2	2,120,910
910	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43	5/23 at 100.00	AA–	1,027,809
3,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	B2	2,251,350
54,025	Total New Jersey			27,785,124
	New York – 6.6% (4.4% of Total Investments)
7,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/45	No Opt. Call	BBB–	1,532,370
2,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	2,224,820
3,290	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35	6/16 at 100.00	A–	3,469,437
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/26	11/22 at 100.00	AA–	2,955,100

Nuveen Investments	63

NMO	Nuveen Municipal Market Opportunity Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$3,500	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochestor Project, Series 2010, 5.750%, 8/15/30	2/21 at 100.00	Aa2	$4,208,820
470	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	494,083
5	New York City, New York, General Obligation Bonds, Fiscal Series 1997H, 6.125%, 8/01/25	1/15 at 100.00	AA	5,024
	New York City, New York, General Obligation Bonds, Fiscal Series 2002G:
20	5.000%, 8/01/17	1/15 at 100.00	AA	20,080
80	5.750%, 8/01/18	1/15 at 100.00	AA	80,370
6,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44 (WI/DD, Settling 11/20/14)	11/24 at 100.00	N/R	6,051,720
2,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.750%, 11/15/51	No Opt. Call	A+	2,330,760
8,550	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 5.500%, 12/01/31	12/20 at 100.00	BBB	9,848,318
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
2,475	6.250%, 12/01/15 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	AA–	2,566,031
10,000	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	12/14 at 100.00	AA–	10,062,000
47,890	Total New York			45,848,933
	North Carolina – 4.1% (2.8% of Total Investments)
1,900	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AA+ (4)	1,919,095
17,000	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2005A, 5.000%, 10/01/41	10/15 at 100.00	AA+	17,573,070
3,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2005, 5.250%, 1/01/20 – AMBAC Insured	1/16 at 100.00	A–	3,168,990
4,000	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s Health System, Series 2007, 4.500%, 10/01/31 (UB)	10/17 at 100.00	AA–	4,113,800
1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	2,154,505
27,800	Total North Carolina			28,929,460
	North Dakota – 0.3% (0.2% of Total Investments)
1,500	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.000%, 11/01/28	11/21 at 100.00	A+	1,786,395
	Ohio – 8.3% (5.6% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
4,415	5.375%, 6/01/24	6/17 at 100.00	B–	3,773,368
1,340	5.125%, 6/01/24	6/17 at 100.00	B–	1,122,277
1,695	5.875%, 6/01/30	6/17 at 100.00	B–	1,394,239
6,215	5.750%, 6/01/34	6/17 at 100.00	B–	4,919,980
4,300	6.000%, 6/01/42	6/17 at 100.00	B	3,407,449
1,500	6.500%, 6/01/47	6/17 at 100.00	B	1,292,655
4,750	5.875%, 6/01/47	6/17 at 100.00	B	3,775,823
3,110	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	2,624,871
6,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.250%, 11/01/29	11/20 at 100.00	A–	6,704,820
10,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006, 4.250%, 12/01/32 – AGM Insured	12/16 at 100.00	AA+	10,456,100
5,500	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	6,237,220

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$7,500	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	$8,465,625
3,690	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	4,034,978
60,015	Total Ohio			58,209,405
	Oklahoma – 0.3% (0.2% of Total Investments)
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38	8/18 at 100.00	AA–	1,819,904
	Pennsylvania – 6.2% (4.2% of Total Investments)
3,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.625%, 8/15/39	8/19 at 100.00	Aa3	3,441,690
3,365	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%, 7/01/19	1/15 at 100.00	Ba1	3,367,894
6,975	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 0.000%, 12/01/34	12/20 at 100.00	AA–	7,343,559
3,115	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2013A, 5.000%, 12/01/36	12/22 at 100.00	AA–	3,468,085
10,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	11,715,000
11,890	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	AA (4)	14,180,846
38,345	Total Pennsylvania			43,517,074
	Puerto Rico – 0.8% (0.5% of Total Investments)
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%, 7/01/24 – NPFG Insured	No Opt. Call	AA–	1,001,430
4,300	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 4.500%, 12/01/23	1/15 at 100.00	AA–	4,303,784
5,300	Total Puerto Rico			5,305,214
	Rhode Island – 0.5% (0.3% of Total Investments)
3,310	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	1/15 at 100.00	BBB–	3,309,735
	South Carolina – 0.6% (0.4% of Total Investments)
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	AA–	3,942,362
	Tennessee – 0.3% (0.2% of Total Investments)
2,125	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	2,403,184
	Texas – 15.6% (10.4% of Total Investments)
5,080	Board of Regents of the University of Texas, Permanent University Fund Bonds, Refunding Series 2005B, 5.000%, 7/01/35	7/15 at 100.00	AAA	5,231,587
1,210	Cedar Hill Independent School District, Dallas County, Texas, General Obligation Bonds, Refunding School Building Series 2005, 5.000%, 8/15/34	8/15 at 100.00	AAA	1,249,289
1,635	Cedar Hill Independent School District, Dallas County, Texas, General Obligation Bonds, Refunding School Building Series 2005, 5.000%, 8/15/34 (Pre-refunded 8/15/15)	8/15 at 100.00	N/R (4)	1,697,768
1,000	Cedar Hill Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2002, 0.000%, 8/15/32 – FGIC Insured	No Opt. Call	AA–	532,880
15,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2005, 5.000%, 1/01/45 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	AA– (4)	15,122,250

Nuveen Investments	65

NMO	Nuveen Municipal Market Opportunity Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,005	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 5.750%, 1/01/31	1/21 at 100.00	BBB	$2,321,770
2,500	Comal Independent School District, Comal, Bexar, Guadalupe, Hays, and Kendall Counties, Texas, General Obligation Bonds, Series 2005A, 0.000%, 2/01/23	No Opt. Call	Aaa	2,081,150
20	Denton Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 2004, 5.000%, 8/15/33	No Opt. Call	AAA	20,074
	Ennis Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2006:
3,950	0.000%, 8/15/30	8/16 at 49.21	Aaa	1,848,521
4,000	0.000%, 8/15/31	8/16 at 46.64	Aaa	1,770,520
13,680	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53	10/23 at 100.00	AA+	14,851,966
3,070	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA+	3,323,582
2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2011A, 5.250%, 11/15/30	No Opt. Call	AA	2,372,380
1,715	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A2	779,605
2,400	Houston, Texas, Senior Lien Airport System Revenue Bonds, Refunding Series 2009A, 5.500%, 7/01/39	7/18 at 100.00	AA–	2,719,632
9,350	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/32 – FGIC Insured	8/15 at 39.49	AA–	3,647,809
2,035	Marble Falls Independent School District, Burnet County, Texas, General Obligation Bonds, Series 2007, 5.000%, 8/15/34	8/16 at 100.00	Aaa	2,176,534
1,490	Marble Falls Independent School District, Burnet County, Texas, General Obligation Bonds, Series 2007, 5.000%, 8/15/34 (Pre-refunded 8/15/16)	8/16 at 100.00	Aaa	1,613,938
1,845	Midlothian Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2005, 5.000%, 2/15/34	No Opt. Call	Aaa	1,866,808
3,405	Midlothian Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2005, 5.000%, 2/15/34 (Pre-refunded 2/15/15)	2/15 at 100.00	N/R (4)	3,453,181
4,000	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Capital Appreciation Series 2008I, 0.000%, 1/01/43	1/25 at 100.00	A2	4,947,200
2,125	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008D, 0.000%, 1/01/28 – AGC Insured	No Opt. Call	AA	1,286,178
3,295	Tarrant County Cultural Education Facilities Finance Corporation, Texas Health Resources Revenue Bonds, Tender Option Bond Trust 1760-3, 17.044%, 2/15/36 (IF)	2/17 at 100.00	AA	4,099,672
2,890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	Aa3	3,270,353
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
7,925	5.000%, 12/15/28	No Opt. Call	A3	8,782,485
1,600	5.000%, 12/15/32	No Opt. Call	A3	1,738,864
2,500	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement Series 2012A, 5.000%, 4/01/31	No Opt. Call	AAA	2,925,275
5,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	5,399,200
5,000	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/34 (Pre-refunded 8/15/15)	8/15 at 36.81	AAA	1,837,850
2,315	Wichita Falls Independent School District, Wichita County, Texas, General Obligation Bonds, Series 2007, 5.000%, 2/01/23	2/17 at 100.00	AAA	2,540,296
	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Series 2005:
3,000	0.000%, 8/15/23 (Pre-refunded 8/15/15)	8/15 at 67.10	AAA	2,009,940
2,000	0.000%, 8/15/24 (Pre-refunded 8/15/15)	8/15 at 63.56	AAA	1,269,200
119,040	Total Texas			108,787,757
	Utah – 0.9% (0.6% of Total Investments)
3,000	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	3,295,859

66	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah (continued)
$2,000	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 6/15/25 – NPFG Insured	No Opt. Call	AA–	$1,307,700
1,695	West Valley City Municipal Building Authority, Salt Lake County, Utah, Lease Revenue Bonds, Series 2006A., 4.500%, 8/01/23 – FGIC Insured	8/16 at 100.00	AA–	1,803,243
6,695	Total Utah			6,406,802
	Virginia – 5.3% (3.5% of Total Investments)
900	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	No Opt. Call	A–	1,021,023
21,500	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA	24,893,557
2,500	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.125%, 7/01/49	No Opt. Call	BBB–	2,693,700
19,450	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B, 0.000%, 7/01/44	No Opt. Call	BBB–	4,296,894
3,600	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	3,920,832
47,950	Total Virginia			36,826,006
	Washington – 2.8% (1.9% of Total Investments)
1,885	Cowlitz County, Washington, Special Sewerage Revenue Refunding Bonds, CSOB Wastewater Treatment Facilities, Series 2002, 5.500%, 11/01/16 – FGIC Insured	No Opt. Call	AA–	1,957,723
3,000	Spokane County School District 81, Spokane, Washington, General Obligation Bonds, Series 2005, 5.000%, 6/01/24 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	Aa1 (4)	3,085,320
8,000	Washington State Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Series 2008A, 5.250%, 8/15/34 – AGM Insured	5/18 at 100.00	AA	8,677,117
9,000	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003C, 0.000%, 6/01/28 – FGIC Insured	No Opt. Call	AA+	6,127,110
21,885	Total Washington			19,847,270
	West Virginia – 0.5% (0.3% of Total Investments)
3,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.375%, 6/01/38	6/23 at 100.00	A	3,409,080
	Wisconsin – 2.3% (1.5% of Total Investments)
1,830	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 4.750%, 5/01/25	5/16 at 100.00	BBB	1,858,511
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B:
1,000	5.000%, 2/15/27	2/22 at 100.00	A–	1,121,680
1,000	5.000%, 2/15/28	2/22 at 100.00	A–	1,118,220
10,070	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.750%, 5/01/33	5/19 at 100.00	AA–	11,902,536
13,900	Total Wisconsin			16,000,947
	Wyoming – 0.6% (0.4% of Total Investments)
4,080	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A1	4,583,064
$1,154,775	Total Municipal Bonds (cost $954,224,164)			1,043,320,226

Shares	Description (1)			Value
	COMMON STOCKS – 0.4% (0.3% of Total Investments)
	Airlines – 0.4% (0.3% of Total Investments)
68,589	American Airlines Group Inc., (6)			$2,836,155
	Total Common Stocks (cost $2,058,524)			2,836,155

Nuveen Investments	67

NMO	Nuveen Municipal Market Opportunity Fund, Inc.
	Portfolio of Investments (continued)	October 31, 2014

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$660	Las Vegas Monorail Company, Senior Interest Bonds, (7), (8)	5.500%	7/15/19	N/R	$118,853
178	Las Vegas Monorail Company, Senior Interest Bonds, (7), (8)	3.000%	7/15/55	N/R	23,809
$838	Total Corporate Bonds (cost $66,900)				142,662
	Total Long-Term Investments (cost $956,349,588)				1,046,299,043
	Floating Rate Obligations – (3.2)%				(22,550,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (50.2)% (9)				(350,900,000)
	Other Assets Less Liabilities – 3.6%				25,731,410
	Net Assets Applicable to Common Shares – 100%				$698,580,453

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(9)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.5%.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

68	Nuveen Investments

NAD
Nuveen Dividend Advantage Municipal Fund
	Portfolio of Investments	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 144.9% (100.0% of Total Investments)
	MUNICIPAL BONDS – 144.8% (99.9% of Total Investments)
	Alaska – 0.1% (0.1% of Total Investments)
$750	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A, 5.250%, 12/01/34 (Pre-refunded 12/01/14) – FGIC Insured (UB)	12/14 at 100.00	AA+ (4)	$753,203
	Arizona – 3.3% (2.3% of Total Investments)
2,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	2,139,640
	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2008A:
2,350	5.000%, 7/01/33	7/18 at 100.00	AA–	2,603,753
8,200	5.000%, 7/01/38	7/18 at 100.00	AA–	9,085,436
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
500	5.500%, 12/01/29	No Opt. Call	A–	608,500
5,000	5.000%, 12/01/37	No Opt. Call	A–	5,667,300
18,050	Total Arizona			20,104,629
	California – 15.7% (10.8% of Total Investments)
1,535	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Bonds, Series 1999A, 0.000%, 10/01/37 – NPFG Insured	No Opt. Call	AA–	573,829
7,150	Anaheim Public Financing Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/28 – AGM Insured	No Opt. Call	AA	4,376,515
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.000%, 4/01/38	4/23 at 100.00	A+	5,637,700
3,335	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42	11/16 at 100.00	AA–	3,570,151
4,300	California State, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/30	2/17 at 100.00	Aa3	4,590,680
65	California State, General Obligation Bonds, Series 1997, 5.000%, 10/01/18 – AMBAC Insured	1/15 at 100.00	Aa3	65,260
5,000	California State, General Obligation Bonds, Series 2005, 5.000%, 3/01/31	3/16 at 100.00	Aa3	5,252,200
4,250	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 11/01/40	11/20 at 100.00	Aa3	4,896,170
2,250	California Statewide Communities Development Authority, Revenue Bonds, Cottage Health System Obligated Group, Series 2010, 5.250%, 11/01/30	11/20 at 100.00	AA–	2,540,588
6,025	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	7,293,142
5,000	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2007A, 5.000%, 8/01/31 – AGM Insured	8/17 at 100.00	AA	5,495,100
2,000	Dublin Unified School District, Alameda County, California, General Obligation Bonds, Series 2007C, 0.000%, 8/01/31 – NPFG Insured	8/17 at 49.41	Aa2	883,320
3,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A, 6.000%, 1/15/49	1/24 at 100.00	BBB–	3,491,220
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
1,855	0.000%, 6/01/24 – AMBAC Insured	No Opt. Call	A1	1,394,923
3,500	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA	2,450,630
10,730	5.000%, 6/01/45 – AGC Insured	6/15 at 100.00	AA	10,995,138
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
5,030	4.500%, 6/01/27	6/17 at 100.00	B	4,725,333
12,805	5.000%, 6/01/33	6/17 at 100.00	B	10,520,588
1,000	5.125%, 6/01/47	6/17 at 100.00	B	747,520

Nuveen Investments	69

NAD	Nuveen Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$2,500	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	Aa2	$1,229,175
2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	2,995,410
2,000	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA	2,151,140
2,000	Riverside Unified School District, Riverside County, California, General Obligation Bonds, Election 2001 Series 2006B, 5.000%, 8/01/30 – AGC Insured	8/15 at 101.00	Aa2	2,076,500
7,660	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien Toll Road Revenue Bonds, Series 1993, 0.000%, 1/01/24 (ETM)	No Opt. Call	Aaa	6,365,307
575	Seaside Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2003, 5.375%, 8/01/18 – NPFG Insured	1/15 at 100.00	AA–	576,432
2,410	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/26 – FGIC Insured	No Opt. Call	AA–	1,625,641
103,175	Total California			96,519,612
	Colorado – 10.4% (7.2% of Total Investments)
1,125	Antelope Heights Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.000%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	1,145,273
3,475	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	A+	3,991,698
2,300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	A+	2,488,025
4,890	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	5,530,150
4,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	4,357,120
8,765	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/25 – NPFG Insured	No Opt. Call	AA–	6,100,440
25,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/31 – NPFG Insured	No Opt. Call	AA–	12,941,500
60,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 3/01/36 – NPFG Insured	No Opt. Call	AA–	23,365,200
12,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006A, 0.000%, 9/01/38 – NPFG Insured	9/26 at 54.77	AA–	3,937,500
122,055	Total Colorado			63,856,906
	Connecticut – 0.1% (0.1% of Total Investments)
3,936	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series 2013A, 6.050%, 7/01/31 (5)	No Opt. Call	N/R	788,596
	Florida – 9.4% (6.5% of Total Investments)
1,420	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A, 5.000%, 3/01/15 – NPFG Insured	No Opt. Call	AA–	1,443,047
5,000	Florida Hurricane Catastrophe Fund, Financial Corporation Revenue Bonds, Series 2010A, 5.000%, 7/01/15 (ETM)	No Opt. Call	AAA	5,162,350
15,000	Florida State Board of Education, Public Education Capital Outlay Bonds, Series 2005E, 4.500%, 6/01/35 (UB)	6/15 at 101.00	AAA	15,421,950
2,500	Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional Medical Center, Series 2007, 5.000%, 10/01/34 (Pre-refunded 10/01/17)	10/17 at 100.00	BBB+ (4)	2,816,375
1,665	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2009, 5.125%, 10/01/26	10/19 at 100.00	A	1,867,214

70	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007:
$22,000	5.000%, 8/15/37 (UB)	8/17 at 100.00	AA	$23,340,460
7,370	5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	7,792,596
54,955	Total Florida			57,843,992
	Georgia – 1.8% (1.2% of Total Investments)
5,000	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Senior Series 2007A, 5.250%, 7/15/38 – AMBAC Insured	7/17 at 100.00	Baa2	5,120,400
5,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.000%, 12/01/40 (5), (7)	12/20 at 100.00	N/R	2,405,094
3,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.250%, 2/15/37	2/20 at 100.00	AA–	3,337,800
13,000	Total Georgia			10,863,294
	Idaho – 0.0% (0.0% of Total Investments)
50	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 1999E, 5.750%, 1/01/21 (Alternative Minimum Tax)	1/15 at 100.00	AAA	50,577
90	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 2000D, 6.350%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Aa2	91,451
75	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 2000E, 5.950%, 7/01/20 (Alternative Minimum Tax)	1/15 at 100.00	Aaa	75,197
215	Total Idaho			217,225
	Illinois – 23.2% (16.0% of Total Investments)
2,205	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/29 – FGIC Insured	No Opt. Call	AA–	1,078,179
7,250	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 5.500%, 12/01/26 – FGIC Insured	No Opt. Call	AA–	8,294,943
	Chicago, Illinois, FHA/GNMA Multifamily Housing Revenue Bonds, Archer Court Apartments, Series 1999A:
385	5.500%, 12/20/19 (Alternative Minimum Tax)	4/15 at 100.00	AA–	385,897
1,210	5.600%, 12/20/29 (Alternative Minimum Tax)	4/15 at 100.00	AA–	1,211,779
1,925	5.650%, 12/20/40 (Alternative Minimum Tax)	4/15 at 100.00	AA–	1,927,098
5,320	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Refunding Third Lien Series 2004A, 5.000%, 1/01/28 – NPFG Insured	1/15 at 100.00	AA–	5,358,570
3,465	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Series 2005A, 5.000%, 1/01/33 – FGIC Insured	1/16 at 100.00	AA–	3,630,904
3,000	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/33 – FGIC Insured	No Opt. Call	AA–	1,216,680
22,750	Chicago, Illinois, General Obligation Refunding Bonds, Emergency Telephone System, Series 1999, 5.500%, 1/01/23 – FGIC Insured	No Opt. Call	AA–	25,396,508
3,935	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Lake County School District 116 – Round Lake, Series 1999, 0.000%, 1/01/15 – NPFG Insured	No Opt. Call	A3	3,929,806
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	1,700,085
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA	2,145,920
1,120	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A	1,205,859
1,225	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2007, 5.000%, 7/01/19	7/17 at 100.00	AA+	1,350,232
4,000	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 6.000%, 8/15/23	8/18 at 100.00	BBB+	4,448,960
Nuveen Investments	71

NAD	Nuveen Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$5,945	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	$6,150,281
1,295	Illinois Housing Development Authority, Housing Finance Bonds, Series 2005E, 4.800%, 1/01/36 – FGIC Insured	1/15 at 100.00	AA	1,297,072
2,000	Illinois Toll Highway Authority, State Toll Highway Authority Revenue Bonds, Series 2006A-1, 5.000%, 1/01/20 – AGM Insured	7/16 at 100.00	AA	2,145,920
2,000	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation Bonds, Series 2006, 0.000%, 12/01/21 – NPFG Insured	No Opt. Call	Aa3	1,677,740
11,345	Lake and McHenry Counties Community Unit School District 118, Wauconda, Illinois, General Obligation Bonds, Series 2005B, 0.000%, 1/01/25 – AGM Insured	1/15 at 60.14	A1	6,784,764
3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	1,666,530
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A:
12,250	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	AA–	9,560,023
13,000	0.000%, 12/15/23 – NPFG Insured	No Opt. Call	AA–	9,739,730
1,840	Oak Park, Illinois, General Obligation Bonds, Series 2005B, 0.000%, 11/01/27 – SYNCORA GTY Insured	11/15 at 54.13	AA	962,136
	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1999:
22,650	5.750%, 6/01/19 – AGM Insured	No Opt. Call	AA	27,092,345
3,500	5.750%, 6/01/23 – AGM Insured	No Opt. Call	AA	4,385,290
1,300	Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.250%, 12/01/34 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	AAA	1,305,551
4,930	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured	No Opt. Call	Aa3	3,868,867
2,475	Will County School District 122, New Lenox, Illinois, General Obligation Bonds, Series 2000B, 0.000%, 11/01/18 – AGM Insured	No Opt. Call	A2	2,307,715
148,820	Total Illinois			142,225,384
	Indiana – 3.2% (2.2% of Total Investments)
4,625	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	Aa2	5,259,828
2,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A	2,113,860
3,145	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, Tender Option Bond Trust 1847, 7.740%, 1/01/25 (Alternative Minimum Tax) (IF)	1/17 at 100.00	Aaa	3,302,659
8,675	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	AA–	9,255,358
18,445	Total Indiana			19,931,705
	Iowa – 1.5% (1.1% of Total Investments)
1,335	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB–	1,442,000
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
2,420	5.500%, 6/01/42	6/15 at 100.00	B+	2,046,957
7,000	5.625%, 6/01/46	6/15 at 100.00	B+	5,927,600
10,755	Total Iowa			9,416,557
	Kansas – 0.2% (0.1% of Total Investments)
1,990	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	1,399,885

72	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky – 0.3% (0.2% of Total Investments)
$2,670	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C, 0.000%, 7/01/43	7/31 at 100.00	Baa3	$1,819,151
	Louisiana – 2.8% (1.9% of Total Investments)
1,715	Louisiana Local Government Environmental Facilities and Community Development Authority, GNMA Collateralized Mortgage Revenue Refunding Bonds, Sharlo Apartments, Series 2002A, 6.500%, 6/20/37	6/36 at 101.00	Ba3	1,783,686
9,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	9,476,010
5,445	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	5,680,170
16,160	Total Louisiana			16,939,866
	Maine – 0.2% (0.1% of Total Investments)
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	BBB–	1,178,268
	Massachusetts – 3.0% (2.1% of Total Investments)
1,440	Boston Industrial Development Financing Authority, Massachusetts, Subordinate Revenue Bonds, Crosstown Center Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum Tax) (5)	1/15 at 100.00	N/R	288,216
4,365	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2005F, 5.000%, 10/01/19 – AGC Insured	10/15 at 100.00	AA	4,526,025
620	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/33	7/18 at 100.00	A–	658,527
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,543,340
2,760	Massachusetts Housing Finance Agency, Housing Bonds, Series 2009F, 5.700%, 6/01/40	12/18 at 100.00	AA–	2,900,015
2,280	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	2,578,133
160	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/30	8/15 at 100.00	AA+	165,379
	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A:
515	5.000%, 8/15/30 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA (4)	534,761
3,325	5.000%, 8/15/30 (Pre-refunded 8/15/15)	8/15 at 100.00	AA (4)	3,452,580
1,100	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior Series 1997A, 0.000%, 1/01/24 – NPFG Insured	No Opt. Call	AA–	883,927
18,865	Total Massachusetts			18,530,903
	Michigan – 2.9% (2.0% of Total Investments)
885	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	951,623
6,000	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	AA–	6,000,960
1,600	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 – BHAC Insured	7/18 at 100.00	AA+	1,792,688
4,000	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2006D, 5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	AA	4,131,240
405	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1, 5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	AA	440,061
2,500	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2009-I, 5.000%, 10/15/23 – AGC Insured	No Opt. Call	AA	2,891,450

Nuveen Investments	73

NAD	Nuveen Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	$1,471,655
16,540	Total Michigan			17,679,677
	Minnesota – 1.7% (1.2% of Total Investments)
6,375	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.625%, 11/15/28	11/18 at 100.00	A	7,547,873
3,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2005C, 5.000%, 1/01/25 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	AA– (4)	3,024,420
9,375	Total Minnesota			10,572,293
	Missouri – 2.2% (1.5% of Total Investments)
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1:
7,000	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA–	4,515,140
5,000	0.000%, 4/15/29 – AMBAC Insured	No Opt. Call	AA–	2,901,650
5,545	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	6,063,236
17,545	Total Missouri			13,480,026
	Nevada – 5.5% (3.8% of Total Investments)
10,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	11,807,500
9,675	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	10,878,280
3,750	Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds, Catholic Healthcare West, Series 2008, Trust 2633, 19.077%, 7/01/31 – BHAC Insured (IF) (6)	7/17 at 100.00	AA+	4,721,250
1,500	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB–	1,734,000
5,000	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	5/16 at 100.00	AA–	4,874,650
29,925	Total Nevada			34,015,680
	New Jersey – 5.2% (3.6% of Total Investments)
1,100	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 7/01/42 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	1,204,731
6,850	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 5.750%, 12/01/15 (ETM)	No Opt. Call	N/R (4)	7,265,042
4,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 1999A, 5.750%, 6/15/18	No Opt. Call	A2	4,585,880
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
20,000	0.000%, 12/15/28 – AMBAC Insured	No Opt. Call	A2	11,058,600
20,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	A2	7,033,800
570	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43	5/23 at 100.00	AA–	643,792
52,520	Total New Jersey			31,791,845
	New Mexico – 0.6% (0.4% of Total Investments)
3,730	University of New Mexico, FHA-Insured Hospital Mortgage Revenue Bonds, University of Mexico Hospital Project, Series 2004, 5.000%, 7/01/32 – AGM Insured	1/15 at 100.00	AA	3,799,863
	New York – 9.2% (6.3% of Total Investments)
7,500	Dormitory Authority of the State of New York, Secured Hospital Revenue Refunding Bonds, Wyckoff Heights Medical Center, Series 1998H, 5.300%, 8/15/21 – NPFG Insured	2/15 at 100.00	AA	7,531,800
1,100	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	1,223,651
6,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	6,589,560

74	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$4,755	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	$5,794,205
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Series 2004B, 5.000%, 6/15/36 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	AAA	5,027,450
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	5,675,100
5,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44 (WI/DD, Settling 11/20/14)	11/24 at 100.00	N/R	5,043,100
2,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.750%, 11/15/51	No Opt. Call	A+	2,330,760
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
5,000	6.500%, 12/01/28	12/15 at 100.00	BBB	5,285,800
1,670	6.000%, 12/01/36	12/20 at 100.00	BBB	1,950,694
10,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.900%, 12/01/17 – NPFG Insured (Alternative Minimum Tax)	12/14 at 100.00	AA–	10,020,100
53,025	Total New York			56,472,220
	North Carolina – 1.5% (1.1% of Total Investments)
1,500	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.250%, 1/15/24 – AGC Insured	1/18 at 100.00	AA–	1,666,350
3,830	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AA+ (4)	3,868,492
3,400	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/31	10/22 at 100.00	AA–	3,819,866
8,730	Total North Carolina			9,354,708
	North Dakota – 0.8% (0.5% of Total Investments)
3,910	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	4,687,855
	Ohio – 5.4% (3.7% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,820	5.375%, 6/01/24	6/17 at 100.00	B–	1,555,499
210	5.125%, 6/01/24	6/17 at 100.00	B–	175,879
6,315	5.875%, 6/01/30	6/17 at 100.00	B–	5,194,466
1,890	5.750%, 6/01/34	6/17 at 100.00	B–	1,496,181
1,000	6.500%, 6/01/47	6/17 at 100.00	B	861,770
3,930	5.875%, 6/01/47	6/17 at 100.00	B	3,123,996
6,135	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	5,178,001
6,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.250%, 11/01/29	11/20 at 100.00	A–	6,704,820
3,650	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	1/15 at 100.00	A+	3,660,330
1,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	1,134,040
	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1:
1,500	5.250%, 2/15/39	2/23 at 100.00	A+	1,725,195
1,845	5.000%, 2/15/48	2/23 at 100.00	A+	2,017,489
400	Warren County, Ohio, Limited Tax General Obligations, Series 1997, 5.500%, 12/01/17	12/14 at 100.00	Aa1	401,776
35,695	Total Ohio			33,229,442
	Oklahoma – 0.2% (0.1% of Total Investments)
1,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,176,650

Nuveen Investments	75

NAD	Nuveen Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania – 2.9% (2.0% of Total Investments)
$1,250	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA	$1,331,263
1,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96A, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,516,935
8,200	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	8,790,482
5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	5,857,500
15,950	Total Pennsylvania			17,496,180
	Puerto Rico – 0.7% (0.5% of Total Investments)
4,300	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 4.500%, 12/01/23	1/15 at 100.00	AA–	4,303,784
	Rhode Island – 2.8% (1.9% of Total Investments)
3,000	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2005A, 4.625%, 7/01/26 – NPFG Insured (Alternative Minimum Tax)	7/15 at 100.00	AA–	3,014,130
1,428	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity 57-B Bond Program, Series 2008, Trust 1177, 9.744%, 4/01/23 (Alternative Minimum Tax) (IF)	4/17 at 100.00	AA+	1,541,412
12,500	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32	1/15 at 100.00	BBB+	12,562,875
16,928	Total Rhode Island			17,118,417
	South Carolina – 0.3% (0.2% of Total Investments)
1,145	Florence County, South Carolina, Hospital Revenue Bonds, McLeod Regional Medical Center, Refunding Series 2010A, 5.000%, 11/01/37	11/20 at 100.00	AA–	1,266,244
1,250	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	AA	661,025
2,395	Total South Carolina			1,927,269
	Tennessee – 0.4% (0.3% of Total Investments)
2,310	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	2,430,929
	Texas – 10.4% (7.2% of Total Investments)
2,560	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax) (5)	1/15 at 100.00	C	204,800
2,000	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa1	2,310,000
1,215	Cedar Hill Independent School District, Dallas County, Texas, General Obligation Bonds, Refunding School Building Series 2005, 5.000%, 8/15/34	8/15 at 100.00	AAA	1,254,451
1,630	Cedar Hill Independent School District, Dallas County, Texas, General Obligation Bonds, Refunding School Building Series 2005, 5.000%, 8/15/34 (Pre-refunded 8/15/15)	8/15 at 100.00	N/R (4)	1,692,576
2,820	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2005, 5.000%, 1/01/45 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	AA– (4)	2,842,983
3,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012E, 5.000%, 11/01/42 (Alternative Minimum Tax)	No Opt. Call	A+	3,224,220
15	Denton Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 2004, 5.000%, 8/15/33	No Opt. Call	AAA	15,056
730	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/30 – NPFG Insured	No Opt. Call	AA–	334,523
2,305	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A, 0.000%, 11/15/20 – NPFG Insured	No Opt. Call	AA–	1,840,658

76	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$245	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Senior Lien Series 1998A, 5.000%, 11/15/28 – NPFG Insured	1/15 at 100.00	AA–	$245,169
4,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2009A, 5.125%, 11/15/32 – AGC Insured	No Opt. Call	AA	4,526,440
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
3,130	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A2	1,610,792
12,030	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A2	5,829,978
9,345	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/33 – FGIC Insured	8/15 at 37.33	AA–	3,445,408
1,845	Midlothian Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2005, 5.000%, 2/15/34	No Opt. Call	Aaa	1,866,808
3,405	Midlothian Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2005, 5.000%, 2/15/34 (Pre-refunded 2/15/15)	2/15 at 100.00	N/R (4)	3,453,181
2,225	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008A, 5.750%, 1/01/40 – BHAC Insured	1/18 at 100.00	AA+	2,512,270
1,000	San Antonio, Texas, Water System Revenue Bonds, Series 2005, 4.750%, 5/15/37 – NPFG Insured	5/15 at 100.00	AA+	1,020,890
3,295	Tarrant County Cultural Education Facilities Finance Corporation, Texas Health Resources Revenue Bonds, Tender Option Bond Trust 1760-3, 17.044%, 2/15/36 (IF)	2/17 at 100.00	AA	4,099,672
8,230	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/29	No Opt. Call	A3	9,089,788
5,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	5,399,200
7,000	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/35 (Pre-refunded 8/15/15)	8/15 at 34.92	AAA	2,441,040
	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Series 2005:
3,000	0.000%, 8/15/20 (Pre-refunded 8/15/15)	8/15 at 78.46	AAA	2,350,350
3,000	0.000%, 8/15/22 (Pre-refunded 8/15/15)	8/15 at 70.77	AAA	2,119,980
83,025	Total Texas			63,730,233
	Utah – 0.0% (0.0% of Total Investments)
35	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2000F-2, Class III, 6.000%, 1/01/15 (Alternative Minimum Tax)	12/14 at 100.00	AAA	35,113
	Virginia – 3.5% (2.4% of Total Investments)
1,500	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42	10/17 at 100.00	BBB	1,551,825
1,500	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	No Opt. Call	A–	1,701,705
2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B, 0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA	735,180
3,000	Prince William County Industrial Development Authority, Virginia, Health Care Facilities Revenue Refunding Bonds, Novant Health Obligated Group-Prince William Hospital, Series 2013B, 5.000%, 11/01/46	11/22 at 100.00	AA–	3,280,980
	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A:
2,500	5.125%, 7/01/49	No Opt. Call	BBB–	2,693,700
5,755	5.000%, 7/01/52	No Opt. Call	BBB–	6,120,212
	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B:
2,900	0.000%, 7/01/34	No Opt. Call	BBB–	1,128,999
1,085	0.000%, 7/01/35	No Opt. Call	BBB–	393,551
6,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B–	4,121,216
26,240	Total Virginia			21,727,368

Nuveen Investments	77

NAD	Nuveen Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 7.8% (5.4% of Total Investments)
$4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	AA	$4,540,320
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	2,296,460
4,800	Washington State, General Obligation Bonds, Series 2005A, 5.000%, 7/01/30 (Pre-refunded 7/01/15) – AGM Insured	7/15 at 100.00	AA+ (4)	4,955,856
3,350	Washington, General Obligation Compound Interest Bonds, Series 1999S-2, 0.000%, 1/01/18 – AGM Insured	No Opt. Call	AA+	3,266,351
	Washington, General Obligation Compound Interest Bonds, Series 1999S-3:
17,650	0.000%, 1/01/20	No Opt. Call	AA+	16,355,192
18,470	0.000%, 1/01/21	No Opt. Call	AA+	16,618,752
50,270	Total Washington			48,032,931
	Wisconsin – 5.6% (3.9% of Total Investments)
7,620	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 2006A, 5.000%, 11/15/36	11/16 at 100.00	AA+	8,028,199
950	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital Inc., Series 2003, 5.500%, 2/15/19 – AMBAC Insured	No Opt. Call	A2	1,011,836
4,330	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Series 2008B, 5.500%, 8/15/29	2/20 at 100.00	AA–	4,959,236
1,965	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 6.100%, 5/01/34	1/15 at 100.00	BBB	1,972,899
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/32	2/22 at 100.00	A–	1,373,863
3,000	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 100.00	AA+ (4)	3,095,580
	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
6,745	6.000%, 5/01/36	5/19 at 100.00	AA–	8,009,890
5,100	6.250%, 5/01/37	5/19 at 100.00	AA–	6,121,275
30,960	Total Wisconsin			34,572,778
$999,299	Total Municipal Bonds (cost $820,095,569)			890,024,437

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$262	Las Vegas Monorail Company, Senior Interest Bonds, (7), (8)	5.500%	7/15/19	N/R	$47,195
71	Las Vegas Monorail Company, Senior Interest Bonds, (7), (8)	3.000%	7/15/55	N/R	9,454
$333	Total Corporate Bonds (cost $26,564)				56,649

Shares	Description (1), (9)				Value
	INVESTMENT COMPANIES – 0.1% (0.1% of Total Investments)
8,812	BlackRock MuniHoldings Fund Inc.				$144,252
32,524	Invesco Quality Municipal Income Trust				401,997
	Total Investment Companies (cost $530,611)				546,249
	Total Long-Term Investments (cost $820,652,744)				890,627,335
	Floating Rate Obligations – (5.9)%				(36,210,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (43.1)% (10)				(265,000,000)
	Other Assets Less Liabilities – 4.1%				25,034,763
	Net Assets Applicable to Common Shares – 100%				$614,452,098

78	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(9)
A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(10)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.8%.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	79

NXZ
Nuveen Dividend Advantage Municipal Fund 2
	Portfolio of Investments	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 139.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 139.8% (100.0% of Total Investments)
	Alabama – 0.5% (0.3% of Total Investments)
$2,030	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39	11/16 at 100.00	AA+	$2,135,012
	Alaska – 1.1% (0.8% of Total Investments)
1,000	Alaska Municipal Bond Bank, General Obligation Bonds, Qualified 501 Series 2013B-2, 5.000%, 6/01/30	6/18 at 100.00	AA+	1,115,260
2,290	Anchorage, Alaska, Water Revenue Bonds, Refunding Series 2007, 5.000%, 5/01/37 – NPFG Insured	5/17 at 100.00	AA	2,480,780
2,285	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	1/15 at 100.00	B2	1,720,399
5,575	Total Alaska			5,316,439
	Arizona – 1.7% (1.2% of Total Investments)
4,500	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	4,814,190
2,905	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2008A, 5.000%, 1/01/33	No Opt. Call	Aa1	3,195,965
7,405	Total Arizona			8,010,155
	California – 23.5% (16.8% of Total Investments)
1,100	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/36	6/17 at 100.00	BB	894,487
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
3,280	5.450%, 6/01/28	12/18 at 100.00	B2	3,056,730
9,000	5.600%, 6/01/36	12/18 at 100.00	B+	7,808,130
4,080	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37 – BHAC Insured	4/16 at 100.00	AA+	4,287,917
4,345	California State, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/30	2/17 at 100.00	Aa3	4,638,722
4,000	California State, General Obligation Bonds, Various Purpose Series 2004, 5.000%, 6/01/31 (Pre-refunded 12/01/14) – AMBAC Insured	12/14 at 100.00	AA+ (4)	4,016,320
4,250	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 11/01/40	11/20 at 100.00	Aa3	4,896,170
3,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.250%, 10/01/32	10/21 at 100.00	Aa3	3,572,370
4,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2005, 0.000%, 8/01/22 – NPFG Insured	No Opt. Call	Aa1	3,305,320
4,505	Foothill-De Anza Community College District, Santa Clara County, California, Election of 1999 General Obligation Bonds, Series A, 0.000%, 8/01/30 – NPFG Insured	No Opt. Call	Aaa	2,612,359
20,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – FGIC Insured	6/15 at 100.00	A1	20,500,200
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
4,350	5.000%, 6/01/33	6/17 at 100.00	B	3,573,960
1,000	5.125%, 6/01/47	6/17 at 100.00	B	747,520
3,000	Los Angeles County Sanitation Districts Financing Authority, California, Capital Projects Revenue Bonds, District 14, Subordinate Series 2005B, 5.000%, 10/01/34 – FGIC Insured	10/15 at 100.00	AA–	3,093,930
5,255	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – FGIC Insured	7/16 at 100.00	Aa2 (4)	5,665,731

80	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	$753,176
3,285	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA	3,533,247
10,885	Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2002 Series 2005B, 0.000%, 8/01/25 – FGIC Insured	No Opt. Call	AA–	7,751,426
5,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA	5,178,700
1,750	Paramount Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2001B, 0.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	1,337,088
2,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/47	7/17 at 100.00	Baa2	2,053,900
3,200	Redlands Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2003, 0.000%, 7/01/27 – AGM Insured	No Opt. Call	AA	2,054,304
3,000	Riverside Unified School District, Riverside County, California, General Obligation Bonds, Election 2001 Series 2006B, 5.000%, 8/01/30 – AGC Insured	8/15 at 101.00	Aa2	3,114,750
2,755	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2007, 0.000%, 7/01/25 – AGM Insured	No Opt. Call	A1	1,873,125
4,150	San Joaquin Delta Community College District, California, General Obligation Bonds, Election 2004 Series 2008B, 0.000%, 8/01/29 – AGM Insured	8/18 at 53.32	AA	2,062,094
5,000	San Jose, California, Airport Revenue Bonds, Series 2007A, 6.000%, 3/01/47 – AMBAC Insured (Alternative Minimum Tax)	3/17 at 100.00	A2	5,399,250
1,930	San Mateo County Transit District, California, Sales Tax Revenue Bonds, Series 2005A, 5.000%, 6/01/29 – NPFG Insured	6/15 at 100.00	AA	1,976,320
119,280	Total California			109,757,246
	Colorado – 9.2% (6.6% of Total Investments)
4,445	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	5,026,895
4,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	4,357,120
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	A–	2,153,140
3,250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.125%, 9/15/29	9/17 at 100.00	BBB+	3,365,993
3,300	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006, 5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	AA–	3,587,628
	Denver, Colorado, Airport Revenue Bonds, Series 2006A:
5,365	5.000%, 11/15/23 – NPFG Insured (UB)	11/16 at 100.00	AA–	5,838,354
4,335	5.000%, 11/15/25 – NPFG Insured (UB)	11/16 at 100.00	AA–	4,708,244
10,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A, 0.000%, 9/01/41	No Opt. Call	BBB	2,899,500
8,135	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/28 – NPFG Insured	9/20 at 63.98	AA–	4,143,237
755	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/22 (Pre-refunded 12/15/14) – AGM Insured	12/14 at 100.00	AA (4)	759,485
960	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	Aa3	1,069,594
5,000	Thornton, Colorado, Water Enterprise Revenue Bonds, Series 2004, 5.000%, 12/01/34 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AA (4)	5,020,450
51,545	Total Colorado			42,929,640

Nuveen Investments	81

NXZ	Nuveen Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut – 0.8% (0.6% of Total Investments)
$3,650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	$3,879,695
	District of Columbia – 1.2% (0.8% of Total Investments)
350	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24	11/14 at 100.00	A1	349,962
5,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	A1	5,092,250
5,350	Total District of Columbia			5,442,212
	Florida – 5.6% (4.0% of Total Investments)
4,000	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.000%, 6/01/15 – AGM Insured	No Opt. Call	AA	4,113,120
2,000	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A, 5.000%, 3/01/15 – NPFG Insured	No Opt. Call	AA–	2,032,460
2,600	Miami-Dade County, Florida, General Obligation Bonds, Parks Program, Series 2005, 4.300%, 11/01/30 – NPFG Insured	11/15 at 100.00	AA	2,665,208
2,400	Orange County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	AA	2,483,760
5,085	Orange County, Florida, Tourist Development Tax Revenue Bonds, Refunding Series 2007, 4.750%, 10/01/29 – FGIC Insured	No Opt. Call	AA–	5,512,343
	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007:
2,000	5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	2,161,520
1,500	5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	AA–	1,621,140
5,000	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.250%, 10/01/27	10/17 at 100.00	BBB–	5,330,550
24,585	Total Florida			25,920,101
	Georgia – 3.0% (2.1% of Total Investments)
2,000	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB	2,235,920
2,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.125%, 12/01/45 (6), (7)	12/20 at 100.00	N/R	962,038
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
2,000	5.250%, 2/15/37	2/20 at 100.00	AA–	2,225,200
5,000	5.125%, 2/15/40	2/20 at 100.00	AA–	5,481,250
2,500	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA	2,841,775
13,500	Total Georgia			13,746,183
	Illinois – 17.7% (12.7% of Total Investments)
3,075	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities System Revenue Bonds, Series 2006A, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	3,217,188
3,365	Chicago, Illinois, FHA/GNMA Collateralized Multifamily Housing Revenue Bonds, Stone Terrace Apartments, Series 2001A, 5.750%, 12/20/42 (Alternative Minimum Tax)	12/14 at 100.00	AA	3,370,283
5,000	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/34 – FGIC Insured	No Opt. Call	AA–	1,933,150
3,000	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A, 4.625%, 1/01/31 – AGM Insured	1/16 at 100.00	AA	3,024,930
4,390	Chicago, Illinois, General Obligation Bonds, Refunding Project Series 2005B, 4.750%, 1/01/32 – AGM Insured	No Opt. Call	AA	4,460,196
3,360	Cook County Township High School District 225 Northfield, Illinois, General Obligation Bonds, Series 2007B, 0.000%, 12/01/24	12/16 at 69.01	AAA	2,253,586

82	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$7,100	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	$7,858,493
5,000	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa2	5,424,200
1,000	Illinois Finance Authority, Revenue Bonds, Hospital Sisters Services Inc., Series 2007, 5.000%, 3/15/26	No Opt. Call	AA–	1,087,100
10,270	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2007A, 5.000%, 5/15/32 – NPFG Insured	5/17 at 100.00	AA–	10,790,278
1,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2005, 5.250%, 8/15/20 – AGC Insured	8/15 at 100.00	AA	1,030,570
2,500	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB+	2,895,150
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (UB) (5)	2/21 at 100.00	AA–	2,827,350
6,920	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	7,158,948
1,555	Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Series 2006C2, 5.050%, 8/01/27 (Alternative Minimum Tax)	2/16 at 100.00	AA	1,582,928
2,925	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/22	No Opt. Call	A–	3,283,400
1,955	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA–	2,187,430
2,500	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation Bonds, Series 2006, 0.000%, 12/01/23 – NPFG Insured	No Opt. Call	Aa3	1,925,550
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
8,400	0.000%, 12/15/30 – NPFG Insured	No Opt. Call	AAA	4,284,252
10,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AAA	3,672,300
2,500	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 2002B, 5.550%, 6/15/21 – NPFG Insured	6/17 at 101.00	AAA	2,749,900
3,256	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2007, 4.700%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	3,267,787
1,890	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2003A, 5.500%, 7/01/22 – FGIC Insured	No Opt. Call	AA	2,324,076
93,461	Total Illinois			82,609,045
	Indiana – 3.4% (2.4% of Total Investments)
2,640	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	2,784,091
230	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/40 (Alternative Minimum Tax)	9/24 at 100.00	BBB	252,680
435	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Columbus Regional Hospital, Series 1993, 7.000%, 8/15/15 – AGM Insured	No Opt. Call	AA	452,474
2,305	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A	2,436,224
5,180	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	AA–	5,526,542
2,470	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	1,830,739
1,890	New Albany-Floyd County School Building Corporation, Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/26 (Pre-refunded 7/15/15) – AGM Insured	7/15 at 100.00	AA+ (4)	1,954,770
6,100	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 1999, 5.800%, 2/15/24 (6)	2/15 at 100.00	N/R	502,640
21,250	Total Indiana			15,740,160

Nuveen Investments	83

NXZ	Nuveen Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 1.5% (1.0% of Total Investments)
$1,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB–	$1,080,150
6,340	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	5,676,456
7,340	Total Iowa			6,756,606
	Kansas – 0.9% (0.6% of Total Investments)
2,000	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2012A, 5.000%, 11/15/28	5/22 at 100.00	Aa2	2,281,820
2,660	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	1,871,204
4,660	Total Kansas			4,153,024
	Kentucky – 0.2% (0.2% of Total Investments)
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA	1,084,700
	Louisiana – 2.3% (1.6% of Total Investments)
6,400	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A, 5.000%, 5/01/35 (Pre-refunded 5/01/15) – NPFG Insured	5/15 at 100.00	Aa1 (4)	6,555,456
3,960	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	4,131,032
10,360	Total Louisiana			10,686,488
	Massachusetts – 2.3% (1.7% of Total Investments)
2,500	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2002, 5.000%, 5/01/32 (Pre-refunded 1/13/15) – AMBAC Insured	1/15 at 100.00	A– (4)	2,508,875
1,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J, 5.000%, 7/01/39	7/19 at 100.00	AA	1,691,325
2,280	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	2,578,133
160	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/30	8/15 at 100.00	AA+	165,379
	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A:
515	5.000%, 8/15/30 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA (4)	534,761
3,325	5.000%, 8/15/30 (Pre-refunded 8/15/15)	8/15 at 100.00	AA (4)	3,452,580
10,280	Total Massachusetts			10,931,053
	Michigan – 4.9% (3.5% of Total Investments)
	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Series 2013:
1,055	6.000%, 10/01/33	10/23 at 100.00	N/R	884,206
1,250	6.000%, 10/01/43	10/23 at 100.00	N/R	1,015,950
885	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	951,623
1,075	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 4.500%, 7/01/35 – NPFG Insured	7/15 at 100.00	AA–	1,058,585
4,375	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/36 – MBIA-NPFG Insured	7/16 at 100.00	AA–	4,447,100
3,500	Detroit, Michigan, Water Supply System Second Lien Revenue Refunding Bonds, Series 2006C, 5.000%, 7/01/33 – AGM Insured	No Opt. Call	AA	3,614,835
6,880	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2010, 5.500%, 5/15/36	5/20 at 100.00	A2	7,622,008

84	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$1,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014D-6, 5.000%, 7/01/36 – NPFG Insured	7/24 at 100.00	AA–	$1,086,570
1,950	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2005, 5.000%, 12/01/34 – NPFG Insured (Alternative Minimum Tax)	12/15 at 100.00	AA–	2,011,737
21,970	Total Michigan			22,692,614
	Minnesota – 1.3% (0.9% of Total Investments)
5,000	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA	5,884,800
	Missouri – 0.6% (0.5% of Total Investments)
	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A:
1,325	4.500%, 12/15/23 – NPFG Insured	12/16 at 100.00	AA–	1,416,690
1,475	4.500%, 12/15/26 – NPFG Insured	12/16 at 100.00	AA–	1,578,958
2,800	Total Missouri			2,995,648
	Nevada – 1.6% (1.2% of Total Investments)
1,405	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2005A, 5.000%, 7/01/40 – AMBAC Insured	7/15 at 100.00	AA–	1,437,905
2,000	Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds, Catholic Healthcare West, Tender Option Bond Trust 2633, 19.077%, 7/01/31 – BHAC Insured (IF) (5)	7/17 at 100.00	AA+	2,518,000
1,455	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Series 2005A, 5.000%, 6/01/24 – FGIC Insured	6/15 at 100.00	AA+	1,494,794
1,750	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Trust 2634, 18.804%, 7/01/31 – BHAC Insured (IF) (5)	7/17 at 100.00	AA+	2,203,250
6,610	Total Nevada			7,653,949
	New Jersey – 0.7% (0.5% of Total Investments)
2,550	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/33 – NPFG Insured	1/15 at 100.00	AA–	2,598,909
600	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26	7/21 at 100.00	BB+	665,136
3,150	Total New Jersey			3,264,045
	New York – 9.1% (6.5% of Total Investments)
12,020	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/46	No Opt. Call	BBB–	2,488,020
4,160	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	4,627,626
2,005	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	2,097,791
12,800	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006B, 4.500%, 11/15/32 – AGM Insured (UB)	11/16 at 100.00	AA	13,206,272
5,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport – American Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)	8/15 at 100.50	N/R	5,200,500
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	5,675,100
5,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44 (WI/DD, Settling 11/20/14)	11/24 at 100.00	N/R	5,043,100
2,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.750%, 11/15/51	No Opt. Call	A+	2,330,760
1,670	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/36	12/20 at 100.00	BBB	1,950,694
49,655	Total New York			42,619,863

Nuveen Investments	85

NXZ	Nuveen Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina – 2.1% (1.5% of Total Investments)
$3,200	North Carolina Capital Facilities Financing Agency, General Revenue Bonds, Duke University, Series 2006A, 5.000%, 10/01/41	No Opt. Call	AA+	$3,417,856
3,300	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/31	10/22 at 100.00	AA–	3,707,517
2,375	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006, 5.000%, 11/01/39 – NPFG Insured	11/16 at 100.00	AA+	2,542,723
8,875	Total North Carolina			9,668,096
	North Dakota – 0.7% (0.5% of Total Investments)
3,000	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/29	12/21 at 100.00	A–	3,244,860
	Ohio – 3.3% (2.3% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
655	5.375%, 6/01/24	6/17 at 100.00	B–	559,809
500	5.125%, 6/01/24	6/17 at 100.00	B–	418,760
5,275	5.875%, 6/01/30	6/17 at 100.00	B–	4,339,004
10,000	5.750%, 6/01/34	6/17 at 100.00	B–	7,916,300
1,500	6.500%, 6/01/47	6/17 at 100.00	B	1,292,655
1,000	5.875%, 6/01/47	6/17 at 100.00	B	794,910
18,930	Total Ohio			15,321,438
	Oklahoma – 1.1% (0.8% of Total Investments)
1,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,176,650
3,500	Grand River Dam Authority, Oklahoma, Revenue Bonds, Series 2010A, 5.250%, 6/01/40	6/20 at 100.00	A+	4,077,710
4,500	Total Oklahoma			5,254,360
	Pennsylvania – 3.4% (2.4% of Total Investments)
3,475	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA	3,700,910
10,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.250%, 5/15/30 (Pre-refunded 5/15/20)	5/20 at 100.00	AA (4)	12,059,600
13,475	Total Pennsylvania			15,760,510
	Puerto Rico – 0.5% (0.4% of Total Investments)
30,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	BBB	2,305,800
	Rhode Island – 0.7% (0.5% of Total Investments)
3,000	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2005A, 4.625%, 7/01/26 – NPFG Insured (Alternative Minimum Tax)	7/15 at 100.00	AA–	3,014,130
	South Carolina – 3.4% (2.5% of Total Investments)
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
21,570	0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	11,989,253
5,560	0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	AA	2,940,239
1,000	South Carolina Public Service Authority, Revenue Bonds, Santee Cooper Electric System, Series 2005A, 5.250%, 1/01/17 – NPFG Insured	1/16 at 100.00	AA–	1,056,930
28,130	Total South Carolina			15,986,422

86	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 25.3% (18.1% of Total Investments)
$4,000	Board of Regents, University of Texas System, Financing System Revenue Refunding Bonds, Series 2006B, 5.000%, 8/15/31	8/16 at 100.00	AAA	$4,278,200
10,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2005, 5.000%, 1/01/45 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	AA– (4)	10,081,500
1,250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB	1,454,275
7,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.250%, 10/01/51	10/23 at 100.00	AA+	7,827,050
10,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	1/15 at 100.00	BB+	10,017,600
4,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA+	4,330,400
1,920	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/37 – NPFG Insured	11/31 at 69.08	AA–	521,453
4,565	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	AA–	1,361,740
31,170	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Junior Lien Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/14 at 100.00	AA–	31,190,572
40,000	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A, 0.000%, 11/15/40 – NPFG Insured	11/30 at 54.04	AA–	9,851,200
2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2011A, 5.250%, 11/15/30	No Opt. Call	AA	2,372,380
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
5,000	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A2	2,573,150
5,540	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A2	2,684,795
4,285	Little Elm Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 2006, 5.000%, 8/15/37	8/16 at 100.00	AAA	4,576,680
10,000	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008D, 0.000%, 1/01/28 – AGC Insured	No Opt. Call	AA	6,052,600
3,295	Tarrant County Cultural Education Facilities Finance Corporation, Texas Health Resources Revenue Bonds, Tender Option Bond Trust 1760-3, 17.044%, 2/15/36 (IF)	2/17 at 100.00	AA	4,099,672
2,890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	Aa3	3,270,353
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/29	No Opt. Call	A3	5,522,348
1,190	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	1,285,010
1,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/28 – AMBAC Insured	1/15 at 44.57	A–	441,250
4,095	Texas, General Obligation Bonds, Water Financial Assistance Program, Series 2001, 5.250%, 8/01/35	2/15 at 100.00	AAA	4,111,052
158,200	Total Texas			117,903,280
	Virginia – 2.2% (1.6% of Total Investments)
600	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	No Opt. Call	A–	680,682
2,500	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.125%, 7/01/49	No Opt. Call	BBB–	2,693,700

Nuveen Investments	87

NXZ	Nuveen Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$1,385	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B, 0.000%, 7/01/33	No Opt. Call	BBB–	$565,191
5,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B–	3,434,348
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
1,885	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	2,062,058
820	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	933,988
12,190	Total Virginia			10,369,967
	Washington – 1.6% (1.2% of Total Investments)
3,780	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	4,149,304
2,940	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.500%, 12/01/39	12/20 at 100.00	Baa3	3,510,772
6,720	Total Washington			7,660,076
	West Virginia – 0.7% (0.5% of Total Investments)
2,950	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company Amos Project, Series 2010, 5.375%, 12/01/38	12/20 at 100.00	Baa1	3,253,172
	Wisconsin – 1.7% (1.2% of Total Investments)
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/32	2/22 at 100.00	A–	1,373,863
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A2	2,740,825
3,690	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	A–	3,789,665
7,440	Total Wisconsin			7,904,353
$767,866	Total Municipal Bonds (cost $593,597,390)			651,855,142

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$273	Las Vegas Monorail Company, Senior Interest Bonds, (7), (8)	5.500%	7/15/19	N/R	$49,236
74	Las Vegas Monorail Company, Senior Interest Bonds, (7), (8)	3.000%	7/15/55	N/R	9,864
$347	Total Corporate Bonds (cost $27,713)				59,100
	Total Long-Term Investments (cost $593,625,103)				651,914,242
	Floating Rate Obligations – (4.2)%				(19,570,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (42.0)% (9)				(196,000,000)
	Other Assets Less Liabilities – 6.4%				29,943,206
	Net Assets Applicable to Common Shares – 100%				$466,287,448

88	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(9)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.1%.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

 See accompanying notes to financial statements.

Nuveen Investments	89

NZF
Nuveen Dividend Advantage Municipal Fund 3
	Portfolio of Investments	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 144.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 143.8% (99.6% of Total Investments)
	Alabama – 0.7% (0.4% of Total Investments)
$3,500	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36 (UB)	11/16 at 100.00	AA+	$3,685,360
	Alaska – 0.1% (0.1% of Total Investments)
1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	1/15 at 100.00	B2	752,910
	Arizona – 2.3% (1.6% of Total Investments)
1,115	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2014A, 5.000%, 1/01/44	1/24 at 100.00	AA–	1,240,973
3,390	Arizona State Transportation Board, Highway Revenue Bonds, Tender Option Bond Trust 3151, 13.372%, 7/01/16 (IF)	No Opt. Call	AAA	4,548,668
5,000	Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Civic Plaza Expansion Project, Subordinate Series 2005A, 5.000%, 7/01/30 – FGIC Insured	7/15 at 100.00	AA	5,119,100
1,800	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	2,040,228
11,305	Total Arizona			12,948,969
	California – 13.4% (9.3% of Total Investments)
3,400	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	3,949,338
2,900	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)	11/16 at 100.00	AA–	3,104,479
5,355	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175, 13.545%, 5/15/40 (IF)	5/18 at 100.00	AA–	7,555,209
20	California, General Obligation Veterans Welfare Bonds, Series 2001BZ, 5.350%, 12/01/21 – NPFG Insured (Alternative Minimum Tax)	12/14 at 100.00	AA	20,056
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A:
1,560	5.750%, 1/15/46	1/24 at 100.00	BBB–	1,798,274
1,560	6.000%, 1/15/49	1/24 at 100.00	BBB–	1,815,434
8,895	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AGC Insured	6/15 at 100.00	AA	9,114,795
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
750	5.000%, 6/01/33	6/17 at 100.00	B	616,200
11,865	5.125%, 6/01/47	6/17 at 100.00	B	8,869,325
7,150	Grossmont Healthcare District, California, General Obligation Bonds, Series 2011B, 6.125%, 7/15/40	7/21 at 100.00	Aa2	8,877,869
2,750	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Refunding Bonds, LAXFUEL Corporation at Los Angeles International Airport, Series 2012, 4.500%, 1/01/27 (Alternative Minimum Tax)	1/22 at 100.00	A	2,992,853
12,000	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40	8/30 at 100.00	A+	11,122,200
3,850	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2011, 0.000%, 10/01/28 – AGM Insured	10/25 at 100.00	AA	4,084,157
205	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/44	6/23 at 100.00	BBB–	233,956
3,550	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	4,295,039

90	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$3,000	San Diego Community College District, California, General Obligation Bonds, Tender Option Bond Trust 1005, 13.686%, 8/01/41 (IF) (5)	8/21 at 100.00	AA+	$4,259,010
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
1,025	5.000%, 1/15/44 (WI/DD, Settling 11/06/14)	1/25 at 100.00	BBB–	1,103,905
3,160	5.000%, 1/15/50 (WI/DD, Settling 11/06/14)	1/25 at 100.00	BBB–	3,327,638
72,995	Total California			77,139,737
	Colorado – 4.5% (3.1% of Total Investments)
2,650	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006A, 5.400%, 5/01/26	5/16 at 102.00	N/R	2,584,916
5,000	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A, 5.600%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	5,171,300
	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006:
5,365	5.000%, 11/15/23 – FGIC Insured	11/16 at 100.00	AA–	5,838,354
3,300	5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	AA–	3,587,628
4,335	5.000%, 11/15/25 – FGIC Insured	11/16 at 100.00	AA–	4,708,244
	Maher Ranch Metropolitan District 4, Colorado, General Obligation Limited Tax Bonds, Series 2007:
950	5.125%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	962,293
2,000	5.250%, 12/01/36 – RAAI Insured	12/17 at 100.00	N/R	2,004,460
630	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	Aa3	701,921
24,230	Total Colorado			25,559,116
	Connecticut – 0.3% (0.2% of Total Investments)
1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford Healthcare, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	A	1,617,885
	District of Columbia – 2.1% (1.5% of Total Investments)
10,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	AA+	10,580,200
1,335	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.861%, 10/01/30 – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+	1,567,330
11,335	Total District of Columbia			12,147,530
	Florida – 2.6% (1.8% of Total Investments)
4,995	Broward County, Florida, Airport System Revenue Refunding Bonds, Series 2009O, 5.375%, 10/01/29	10/19 at 100.00	A+	5,750,244
2,490	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Refunding Series 2012B, 5.000%, 10/01/37	10/22 at 100.00	A+	2,763,502
85	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A, 7.250%, 6/01/34	6/22 at 102.00	N/R	96,619
5,455	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB) (5)	8/17 at 100.00	AA	5,767,790
70	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	51,373
200	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	119,652
85	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	37,676
110	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	1
10	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007-1. RMKT, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	10,277
Nuveen Investments	91

NZF	Nuveen Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$200	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.650%, 5/01/40	5/17 at 100.00	N/R	$204,262
475	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	282,791
14,175	Total Florida			15,084,187
	Georgia – 4.2% (2.9% of Total Investments)
15,230	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010C, 5.250%, 1/01/30	1/21 at 100.00	Aa3	17,756,048
1,000	Atlanta, Georgia, Airport General Revenue Bonds, Series 2004G, 5.000%, 1/01/26 (Pre-refunded 1/01/15) – AGM Insured	1/15 at 100.00	AA (4)	1,008,140
2,000	Atlanta, Georgia, Airport Passenger Facilities Charge Revenue Bonds, Series 2004J, 5.000%, 1/01/29 (Pre-refunded 1/01/15) – AGM Insured	1/15 at 100.00	AA (4)	2,016,200
3,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.125%, 12/01/45 (6), (7)	12/20 at 100.00	N/R	1,443,056
2,000	Fulton County Residential Care Facilities Elderly Authority, Georgia, First Mortgage Revenue Bonds, Lenbrook Project, Series 2006A, 5.125%, 7/01/42	7/17 at 100.00	N/R	2,014,340
23,230	Total Georgia			24,237,784
	Guam – 0.2% (0.1% of Total Investments)
810	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	915,616
	Illinois – 16.6% (11.5% of Total Investments)
3,200	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	3,596,576
3,635	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Series 2005A, 5.000%, 1/01/33 – FGIC Insured	1/16 at 100.00	AA–	3,809,044
4,855	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/22 at 100.00	AAA	5,143,824
2,220	Chicago, Illinois, Second Lien Wastewater Transmission Revenue Bonds, Series 2001A, 5.500%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	2,353,933
11,175	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	12,368,825
2,415	Illinois Finance Authority, General Obligation Debt Certificates, Local Government Program – Kankakee County, Series 2005B, 5.000%, 12/01/24 (Pre-refunded 12/01/14) – AMBAC Insured	12/14 at 100.00	Ba1 (4)	2,424,660
1,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42	No Opt. Call	AA	1,079,410
5,805	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	A	6,330,353
4,125	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	AA+	4,494,806
	Illinois State, General Obligation Bonds, February Series 2014:
1,600	5.250%, 2/01/32	2/24 at 100.00	A–	1,755,216
1,000	5.250%, 2/01/33	2/24 at 100.00	A–	1,092,150
1,130	5.250%, 2/01/34	2/24 at 100.00	A–	1,231,395
1,000	5.000%, 2/01/39	2/24 at 100.00	A–	1,057,200
6,000	Illinois State, General Obligation Bonds, Series 2004A, 5.000%, 3/01/28	1/15 at 100.00	A–	6,023,580
560	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 4304, 17.858%, 1/01/21 (IF) (5)	No Opt. Call	AA–	826,498
7,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	3,888,570
12,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2010A, 5.500%, 6/15/50	6/20 at 100.00	AAA	13,083,600
45,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/43 – AGM Insured	No Opt. Call	AAA	11,609,550
2,825	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1998A, 5.500%, 6/15/29 – FGIC Insured	No Opt. Call	AAA	3,365,818

92	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$10,000	Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.000%, 12/01/41 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AAA	$10,040,600
126,545	Total Illinois			95,575,608
	Indiana – 12.2% (8.5% of Total Investments)
4,230	Indiana Finance Authority, Educational Facilities Revenue Bonds, Tudor Park Foundation, Series 2005B, 5.000%, 6/01/24	6/15 at 100.00	Aa3	4,342,645
6,000	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A, 5.000%, 10/01/44	10/23 at 100.00	BBB+	6,413,580
5,370	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.250%, 1/01/51 (Alternative Minimum Tax)	7/23 at 100.00	BBB	5,759,647
	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014:
810	5.250%, 9/01/40 (Alternative Minimum Tax)	9/24 at 100.00	BBB	889,874
6,185	5.000%, 9/01/46 (Alternative Minimum Tax)	9/24 at 100.00	BBB	6,618,507
6,700	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	7,423,064
13,000	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project, First Lien Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	A+	14,466,010
10,925	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	N/R (4)	11,190,368
7,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2004A, 5.000%, 1/01/32 – FGIC Insured	1/15 at 100.00	AA–	7,042,980
830	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 7.000%, 1/01/44 (Alternative Minimum Tax)	1/24 at 100.00	N/R	951,454
	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007:
2,500	5.750%, 9/01/42	9/17 at 100.00	N/R	2,587,125
2,500	5.800%, 9/01/47	9/17 at 100.00	N/R	2,589,675
66,050	Total Indiana			70,274,929
	Iowa – 0.2% (0.2% of Total Investments)
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
525	5.500%, 6/01/42	6/15 at 100.00	B+	444,071
1,000	5.625%, 6/01/46	6/15 at 100.00	B+	846,800
1,525	Total Iowa			1,290,871
	Kansas – 0.4% (0.2% of Total Investments)
	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B:
1,000	5.125%, 5/15/37	5/15 at 102.00	N/R	1,004,760
1,000	5.125%, 5/15/42	5/15 at 102.00	N/R	1,003,340
2,000	Total Kansas			2,008,100
	Kentucky – 2.5% (1.7% of Total Investments)
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/42 – AGC Insured	6/18 at 100.00	AA	1,080,850
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
1,335	0.000%, 7/01/43	7/31 at 100.00	Baa3	909,576
2,295	0.000%, 7/01/46	7/31 at 100.00	Baa3	1,563,744
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
3,080	5.750%, 7/01/49	7/23 at 100.00	Baa3	3,511,539
615	6.000%, 7/01/53	7/23 at 100.00	Baa3	707,865
5,400	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29	6/21 at 100.00	Aa3	6,157,134

Nuveen Investments	93

NZF	Nuveen Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
$215	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2012A, 4.000%, 10/01/29	10/22 at 100.00	A	$224,034
13,940	Total Kentucky			14,154,742
	Louisiana – 4.2% (2.9% of Total Investments)
2,000	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41	7/21 at 100.00	BB+	2,230,220
3,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB	3,362,610
3,700	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	3,895,693
4,425	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011, 6.750%, 5/15/41	5/21 at 100.00	Baa1	5,270,352
5,855	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	A	6,513,336
2,560	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A	2,827,469
21,540	Total Louisiana			24,099,680
	Maryland – 0.4% (0.3% of Total Investments)
1,000	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007B, 5.250%, 4/01/37	4/17 at 100.00	N/R	935,600
2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (6)	12/16 at 100.00	N/R	914,000
555	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	569,924
3,555	Total Maryland			2,419,524
	Massachusetts – 4.6% (3.2% of Total Investments)
1,375	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	4/15 at 101.00	N/R	1,389,589
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB+	1,006,710
1,600	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	1,769,280
400	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41	7/21 at 100.00	A	438,708
5,000	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.500%, 1/01/18 – AMBAC Insured (Alternative Minimum Tax)	1/15 at 100.00	N/R	5,006,550
1,855	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/30	8/15 at 100.00	AA+	1,917,365
3,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/30 (Pre-refunded 8/15/15)	8/15 at 100.00	AA (4)	3,115,110
3,465	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+	3,563,579
7,175	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	8,052,072
24,870	Total Massachusetts			26,258,963
	Michigan – 6.4% (4.4% of Total Investments)
15,000	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)	No Opt. Call	AA	17,823,450
690	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	741,943
2,000	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A, 5.000%, 8/15/38 (Pre-refunded 8/15/17)	8/17 at 100.00	N/R (4)	2,239,480

94	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$3,580	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A, 5.500%, 7/01/41	7/21 at 100.00	AA–	$4,206,536
5,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	Aa2	5,481,550
2,250	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A, 5.375%, 10/15/41	10/21 at 100.00	Aa3	2,549,228
2,865	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	Aa2	2,990,143
655	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa2 (4)	717,251
32,040	Total Michigan			36,749,581
	Minnesota – 1.2% (0.8% of Total Investments)
2,080	Dakota County Community Development Agency, Minnesota, GNMA Collateralized Multifamily Housing Revenue Bonds, Rose Apartments Project, Series 2001, 6.350%, 10/20/37 (Alternative Minimum Tax)	4/15 at 102.00	Aa1	2,125,074
3,000	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AA+	3,465,090
1,375	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	8/16 at 100.00	N/R	1,387,045
6,455	Total Minnesota			6,977,209
	Mississippi – 0.9% (0.6% of Total Investments)
2,080	Mississippi Business Finance Corporation, GNMA Collateralized Retirement Facility Mortgage Revenue Refunding Bonds, Aldersgate Retirement Community Inc. Project, Series 1999A, 5.450%, 5/20/34	11/14 at 100.00	AA+	2,085,117
3,000	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24	1/15 at 100.00	A	3,011,580
5,080	Total Mississippi			5,096,697
	Missouri – 3.1% (2.2% of Total Investments)
1,495	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	BBB–	1,521,372
1,000	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007, 5.000%, 12/01/32	12/17 at 100.00	N/R	1,011,190
2,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AAA	2,846,575
12,000	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project Series 2006A, 5.000%, 1/01/34 (Pre-refunded 1/01/16) – AMBAC Insured	1/16 at 100.00	AA+ (4)	12,662,880
16,995	Total Missouri			18,042,017
	Nebraska – 0.8% (0.6% of Total Investments)
2,765	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Refunding Subordinated Lien Series 2014CC, 4.000%, 2/01/38 (WI/DD, Settling 11/06/14)	2/24 at 100.00	AA–	2,847,950
1,005	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Tender Option Bond Trust 11673, 20.108%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+	1,801,322
3,770	Total Nebraska			4,649,272
	Nevada – 6.0% (4.2% of Total Investments)
10,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	11,807,500
6,025	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	6,774,329
5,000	Henderson, Nevada, General Obligation Bonds, Sewer Series 2004, 5.000%, 6/01/34 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	AA (4)	5,020,400
10,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	AA+	11,088,800
31,025	Total Nevada			34,691,029

Nuveen Investments	95

NZF	Nuveen Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 4.4% (3.0% of Total Investments)
$12,970	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/33	No Opt. Call	A2	$5,365,041
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	8,572,000
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA, 5.000%, 6/15/38	No Opt. Call	A2	5,385,050
7,670	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	5,741,532
45,640	Total New Jersey			25,063,623
	New York – 7.2% (5.0% of Total Investments)
900	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/32	4/17 at 100.00	BB+	903,006
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,275	6.000%, 7/15/30	1/20 at 100.00	BBB–	1,433,151
3,400	0.000%, 7/15/44	No Opt. Call	BBB–	807,160
4,675	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/41	3/21 at 100.00	AAA	5,177,750
2,100	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	2,421,153
3,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006C, 5.000%, 9/01/35 – NPFG Insured	9/16 at 100.00	AA–	3,189,210
1,200	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA	1,331,424
6,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/42	9/22 at 100.00	A–	6,549,360
750	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA–	834,225
8,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	8,786,080
3,125	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	3,665,656
10	New York City, New York, General Obligation Bonds, Fiscal Series 2002G, 5.625%, 8/01/20 – NPFG Insured	1/15 at 100.00	AA	10,045
2,920	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44 (WI/DD, Settling 11/20/14)	11/24 at 100.00	N/R	2,945,170
3,000	New York State Power Authority, General Revenue Bonds, Series 2011A, 5.000%, 11/15/38	11/21 at 100.00	AA	3,413,820
40,355	Total New York			41,467,210
	North Carolina – 0.9% (0.6% of Total Investments)
1,710	Charlotte-Mecklenburg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008, Trust 1149, 15.139%, 7/15/32 (IF) (5)	1/18 at 100.00	AA–	1,997,708
1,200	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care System Revenue Bonds, Carolinas Health Care, Series 2007A, 5.000%, 1/15/31	1/17 at 100.00	AA–	1,273,116
1,750	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 4.875%, 1/15/32 (Pre-refunded 1/15/15)	1/15 at 100.00	AA+ (4)	1,767,150
4,660	Total North Carolina			5,037,974
	Ohio – 3.1% (2.2% of Total Investments)
800	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	AA–	876,072

96	Nuveen Investments

	Principal		Optional Call
	Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
		Ohio (continued)
$		Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
	4,735	5.125%, 6/01/24	6/17 at 100.00	B–	$3,965,657
	710	5.875%, 6/01/30	6/17 at 100.00	B–	584,018
	3,705	5.750%, 6/01/34	6/17 at 100.00	B–	2,932,989
	1,670	5.875%, 6/01/47	6/17 at 100.00	B	1,327,500
	1,915	Chagrin Falls Exempt Village School District, Ohio, General Obligation Bonds, Refunding Series 2005, 5.250%, 12/01/19 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	Aa1 (4)	1,923,215
	5,800	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA+	6,347,984
	19,335	Total Ohio			17,957,435
		Oklahoma – 2.6% (1.8% of Total Investments)
	2,010	Grand River Dam Authority, Oklahoma, Revenue Bonds, Series 2014A, 5.000%, 6/01/39	6/24 at 100.00	A+	2,309,209
		Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
	4,535	5.000%, 2/15/37	2/17 at 100.00	AA	4,798,529
	1,145	5.000%, 2/15/42	2/17 at 100.00	AA	1,207,861
	6,305	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB)	12/16 at 100.00	AA+	6,752,466
	88	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Tender Option Bond Trust 3500, 8.521%, 6/15/30 (IF)	12/16 at 100.00	AA+	99,355
	14,083	Total Oklahoma			15,167,420
		Pennsylvania – 0.4% (0.3% of Total Investments)
	500	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB–	501,635
	2,206	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23	1/15 at 100.00	N/R	1,973,505
	2,706	Total Pennsylvania			2,475,140
		Rhode Island – 1.5% (1.1% of Total Investments)
		Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
	5	6.000%, 6/01/23	1/15 at 100.00	A2	5,030
	8,730	6.250%, 6/01/42	1/15 at 100.00	BBB–	8,729,302
	8,735	Total Rhode Island			8,734,332
		South Carolina – 4.5% (3.1% of Total Investments)
	10,600	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/24	12/16 at 100.00	AA	11,519,020
	6,930	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/46	12/24 at 100.00	AA–	7,698,191
	5,700	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	AA–	6,504,042
	23,230	Total South Carolina			25,721,253
		South Dakota – 0.2% (0.1% of Total Investments)
	760	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 5.000%, 11/01/44	11/24 at 100.00	A+	844,641
		Tennessee – 1.5% (1.0% of Total Investments)
	4,910	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	5,552,768

Nuveen Investments	97

NZF	Nuveen Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	October 31, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
$1,595	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2012A, 4.000%, 9/01/42	9/22 at 100.00	AA	$1,668,657
3,680	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006, 0.000%, 1/01/41	1/17 at 30.07	A	935,346
415	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	436,725
10,600	Total Tennessee			8,593,496
	Texas – 19.0% (13.2% of Total Investments)
5,495	Board of Regents, University of Texas System, Financing System Revenue Bonds, Series 2006F, 4.250%, 8/15/36	2/17 at 100.00	AAA	5,630,342
2,700	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB	3,152,466
4,500	Colorado River Municipal Water District, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 1/01/36	1/21 at 100.00	AA–	4,999,050
1,140	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond Trust 2013-9A, 18.033%, 4/01/53 (IF)	10/23 at 100.00	AA+	1,530,758
235	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/24 at 100.00	B	249,030
10,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2011D, 5.000%, 11/15/40	11/21 at 100.00	AA	11,293,000
4,965	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B, 5.250%, 9/01/27	9/16 at 100.00	A2	5,322,679
6,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2001B, 5.500%, 12/01/29 – NPFG Insured (ETM)	No Opt. Call	AA+ (4)	8,182,020
14,200	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Series 2007A, 4.750%, 8/01/43 (UB)	8/16 at 100.00	AAA	14,977,450
8,000	Lower Colorado River Authority, Texas, Transmission Contract Refunding Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding & Improvement Series 2010, 5.000%, 5/15/40	5/20 at 100.00	A+	8,651,680
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds, Series 2011A, 7.250%, 4/01/36	4/21 at 100.00	BBB	1,972,460
2,505	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A1	2,873,085
5,900	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	6,555,254
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
4,370	0.000%, 9/01/43	9/31 at 100.00	AA+	3,832,315
9,130	0.000%, 9/01/45	9/31 at 100.00	AA+	8,804,607
3,500	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Series 2010, 5.000%, 10/01/41	10/20 at 100.00	AA–	4,009,460
7,700	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA	8,170,470
435	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	No Opt. Call	A3	472,754
1,665	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	1,797,934
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006:
1,440	0.000%, 8/15/37	8/15 at 31.98	AAA	448,618
1,440	0.000%, 8/15/40	8/15 at 27.11	AAA	379,066
1,120	0.000%, 8/15/44	8/15 at 21.88	AAA	237,798
5	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/44 (Pre-refunded 8/15/15)	8/15 at 21.88	N/R (4)	1,092

98	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006:
$5	0.000%, 8/15/37 (Pre-refunded 8/15/15)	8/15 at 31.98	N/R (4)	$1,596
7,665	0.000%, 8/15/37 (Pre-refunded 8/15/15)	8/15 at 31.98	N/R (4)	2,447,509
5	0.000%, 8/15/40 (Pre-refunded 8/15/15)	8/15 at 27.11	N/R (4)	1,353
7,665	0.000%, 8/15/40 (Pre-refunded 8/15/15)	8/15 at 27.11	N/R (4)	2,074,762
5,985	0.000%, 8/15/44 (Pre-refunded 8/15/15)	8/15 at 21.88	N/R (4)	1,307,244
119,520	Total Texas			109,375,852
	Utah – 1.1% (0.8% of Total Investments)
	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001E:
305	5.200%, 1/01/18 (Alternative Minimum Tax)	1/15 at 100.00	AA–	305,732
160	5.500%, 1/01/23 (Alternative Minimum Tax)	1/15 at 100.00	Aaa	161,616
	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001F-1:
485	4.950%, 7/01/18 (Alternative Minimum Tax)	1/15 at 100.00	AA–	486,120
215	5.300%, 7/01/23 (Alternative Minimum Tax)	1/15 at 100.00	Aaa	216,989
4,935	Utah Transit Authority, Sales Tax Revenue and Refunding Bonds, Series 2012, 5.000%, 6/15/42	6/22 at 100.00	A1	5,376,335
6,100	Total Utah			6,546,792
	Vermont – 1.6% (1.1% of Total Investments)
9,000	University of Vermont and State Agricultural College, Revenue Bonds, Series 2005, 5.000%, 10/01/35 (Pre-refunded 10/01/15) – NPFG Insured	10/15 at 100.00	AA– (4)	9,398,430
	Virginia – 0.8% (0.5% of Total Investments)
1,000	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005, 5.375%, 12/01/28	12/15 at 100.00	N/R	774,520
3,390	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	3,550,720
4,390	Total Virginia			4,325,240
	Washington – 3.9% (2.7% of Total Investments)
2,500	King County, Washington, Sewer Revenue Bonds, Series 2009, 5.250%, 1/01/42	1/19 at 100.00	AA+	2,821,600
5,205	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2005A, 5.000%, 3/01/35 – NPFG Insured	3/15 at 100.00	AA–	5,265,066
10,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	A+	10,741,998
3,410	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	3,743,157
21,115	Total Washington			22,571,821
	Wisconsin – 1.2% (0.8% of Total Investments)
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007, 5.000%, 9/01/33	9/17 at 100.00	BBB+	1,028,370
4,800	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.000%, 5/01/36	5/19 at 100.00	AA–	5,700,142
5,800	Total Wisconsin			6,728,512
$855,499	Total Municipal Bonds (cost $763,615,868)			826,386,487

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$45	Las Vegas Monorail Company, Senior Interest Bonds, (7), (8)	5.500%	7/15/19	N/R	$8,022
12	Las Vegas Monorail Company, Senior Interest Bonds, (7), (8)	3.000%	7/15/55	N/R	1,607
$57	Total Corporate Bonds (cost $4,513)				9,629

Nuveen Investments	99

NZF	Nuveen Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	October 31, 2014

Shares	Description (1), (9)	Value
	INVESTMENT COMPANIES – 0.6% (0.4% of Total Investments)
6,266	BlackRock MuniHoldings Fund Inc.	$102,574
131,278	Deutsche Municipal Income Trust	1,777,504
26,880	Dreyfus Strategic Municipal Fund	225,792
43,020	Invesco VK Investment Grade Municipal Trust	567,434
30,000	Invesco VK Municipal Opportunity Trust	382,500
43,420	PIMCO Municipal Income Fund II	512,356
	Total Investment Companies (cost $3,325,133)	3,568,160
	Total Long-Term Investments (cost $766,945,514)	829,964,276
	Floating Rate Obligations – (6.4)%	(36,952,000)
	Institutional MuniFund Term Preferred Shares, at Liquidation Value – (26.1)% (10)	(150,000,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (14.1)% (10)	(81,000,000)
	Other Assets Less Liabilities – 2.2%	12,708,813
	Net Assets Applicable to Common Shares – 100%	$574,721,089

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(9)
A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(10)	Institutional MuniFund Term Preferred Shares and Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments are 18.1% and 9.8%, respectively.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

100	Nuveen Investments

Statement of Assets and Liabilities	October 31, 2014

	Performance		Municipal		Market
	Plus		Advantage		Opportunity
	(NPP	)	(NMA	)	(NMO	)
Assets
Long-term investments, at value (cost $1,362,736,898, $803,399,022 and $956,349,588, respectively)	$1,513,655,199		$877,186,209		$1,046,299,043
Cash	2,027,873		10,382,852		5,709,669
Receivable for:
Dividends and interest	17,995,769		12,509,094		13,180,547
Investments sold	20,627,593		11,195,570		12,329,340
Deferred offering costs	61,543		1,954,070		3,733,720
Other assets	168,367		341,247		428,054
Total assets	1,554,536,344		913,569,042		1,081,680,373
Liabilities
Floating rate obligations	28,050,000		30,708,333		22,550,000
Payable for:
Common share dividends	4,127,733		2,341,523		2,771,734
Interest	539,984		—		—
Investments purchased	6,000,000		5,000,000		6,000,000
Offering costs	60,527		—		—
Institutional MuniFund Term Preferred (“iMTP”) Shares, at liquidation value	—		—		—
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value	535,000,000		—		—
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	—		268,800,000		350,900,000
Accrued expenses:
Management fees	768,551		460,146		534,796
Directors/Trustees fees	172,975		125,619		129,953
Other	269,438		268,357		213,437
Total liabilities	574,989,208		307,703,978		383,099,920
Net assets applicable to common shares	$979,547,136		$605,865,064		$698,580,453
Common shares outstanding	60,025,455		39,327,667		45,874,035
Net asset value (“NAV”) per common share outstanding	$16.32		$15.41		$15.23
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$600,255		$393,277		$458,740
Paid-in surplus	837,885,713		545,988,600		638,099,403
Undistributed (Over-distribution of) net investment income	12,837,002		1,390,520		3,248,957
Accumulated net realized gain (loss)	(22,694,135)		(15,694,520)		(33,176,102)
Net unrealized appreciation (depreciation)	150,918,301		73,787,187		89,949,455
Net assets applicable to common shares	$979,547,136		$605,865,064		$698,580,453
Authorized shares:
Common	200,000,000		200,000,000		200,000,000
Preferred	1,000,000		1,000,000		1,000,000

See accompanying notes to financial statements.

Nuveen Investments	101

Statement of Assets and Liabilities (continued)

	Dividend		Dividend		Dividend
	Advantage		Advantage 2		Advantage 3
	(NAD	)	(NXZ	)	(NZF	)
Assets
Long-term investments, at value (cost $820,652,744, $593,625,103 and $766,945,514 respectively)	$890,627,335		$651,914,242		$829,964,276
Cash	8,460,979		16,801,816		998,388
Receivable for:
Dividends and interest	12,205,810		9,618,631		12,231,422
Investments sold	13,204,678		8,909,164		11,863,483
Deferred offering costs	157,943		1,997,216		938,218
Other assets	105,688		228,345		104,032
Total assets	924,762,433		689,469,414		856,099,819
Liabilities
Floating rate obligations	36,210,000		19,570,000		36,952,000
Payable for:
Common share dividends	2,833,355		2,068,548		2,231,541
Interest	222,455		—		71,435
Investments purchased	5,323,719		5,000,000		10,329,539
Offering costs	—		—		23,803
Institutional MuniFund Term Preferred (“iMTP”) Shares, at liquidation value	—		—		150,000,000
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value	265,000,000		—		81,000,000
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	—		196,000,000		—
Accrued expenses:
Management fees	456,620		333,636		440,188
Directors/Trustees fees	107,749		74,966		109,811
Other	156,437		134,816		220,413
Total liabilities	310,310,335		223,181,966		281,378,730
Net assets applicable to common shares	$614,452,098		$466,287,448		$574,721,089
Common shares outstanding	39,296,352		29,478,412		36,330,025
Net asset value (“NAV”) per common share outstanding	$15.64		$15.82		$15.82
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$392,964		$294,784		$363,300
Paid-in surplus	548,062,849		420,367,584		510,119,514
Undistributed (Over-distribution of) net investment income	6,404,667		6,605,507		3,095,833
Accumulated net realized gain (loss)	(10,382,973)		(19,269,566)		(1,876,320)
Net unrealized appreciation (depreciation)	69,974,591		58,289,139		63,018,762
Net assets applicable to common shares	$614,452,098		$466,287,448		$574,721,089
Authorized shares:
Common	Unlimited		Unlimited		Unlimited
Preferred	Unlimited		Unlimited		Unlimited

See accompanying notes to financial statements.

102	Nuveen Investments

Statement of Operations	Year Ended October 31, 2014

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Investment Income	$71,029,432		$45,279,403		$48,341,976		$44,296,283		$32,308,226		$38,996,941
Expenses
Management fees	8,813,469		5,737,415		6,103,102		5,232,385		3,821,564		5,403,049
Shareholder servicing agent fees and expenses	108,595		59,743		62,829		29,415		2,982		37,473
Interest expense and amortization of offering costs	6,694,946		909,667		886,800		4,401,330		477,983		4,319,649
Liquidity fees	—		3,120,131		3,623,554		—		1,989,051		—
Remarketing fees	—		299,210		355,773		—		198,721		—
Custodian fees and expenses	211,648		139,553		152,441		130,749		98,626		128,729
Directors/Trustees fees and expenses	45,053		30,987		31,151		26,330		19,853		39,302
Professional fees	92,308		128,006		96,642		83,577		328,937		76,363
Shareholder reporting expenses	117,377		79,258		81,369		67,947		52,037		65,391
Stock exchange listing fees	19,660		14,330		15,020		15,349		3,230		19,427
Investor relations expenses	166,207		105,758		113,843		97,575		72,335		95,661
Other expenses	95,695		213,065		86,145		61,871		56,007		190,211
Total expenses	16,364,958		10,837,123		11,608,669		10,146,528		7,121,326		10,375,255
Net investment income (loss)	54,664,474		34,442,280		36,733,307		34,149,755		25,186,900		28,621,686
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(10,740,119)		(9,717,188)		(4,903,345)		(5,675,548)		(4,244,713)		2,902,509
Change in net unrealized appreciation (depreciation) of investments	102,403,992		67,271,943		73,626,256		55,026,460		40,639,109		55,454,652
Net realized and unrealized gain (loss)	91,663,873		57,554,755		68,722,911		49,350,912		36,394,396		58,357,161
Net increase (decrease) in net assets applicable to common shares from operations	$146,328,347		$91,997,035		$105,456,218		$83,500,667		$61,581,296		$86,978,847

See accompanying notes to financial statements.

Nuveen Investments	103

Statement of Changes in Net Assets

	Performance Plus (NPP)		Municipal Advantage (NMA)		Market Opportunity (NMO)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/14	10/31/13	10/31/14	10/31/13	10/31/14	10/31/13
Operations
Net investment income (loss)	$54,664,474	$53,100,195	$34,442,280	$35,161,135	$36,733,307	$36,046,154
Net realized gain (loss) from investments	(10,740,119)	(1,190,986)	(9,717,188)	1,902,428	(4,903,345)	4,405,132
Change in net unrealized appreciation (depreciation) of investments	102,403,992	(108,633,727)	67,271,943	(76,105,657)	73,626,256	(73,715,669)
Net increase (decrease) in net assets applicable to common shares from operations	146,328,347	(56,724,518)	91,997,035	(39,042,094)	105,456,218	(33,264,383)
Distributions to Common Shareholders
From net investment income	(55,499,540)	(55,642,228)	(34,879,274)	(36,369,357)	(36,846,029)	(36,125,808)
Decrease in net assets applicable to common shares from distributions to common shareholders	(55,499,540)	(55,642,228)	(34,879,274)	(36,369,357)	(36,846,029)	(36,125,808)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	294,626	—	—	—	—
Cost of shares repurchased and retired	—	—	—	—	—	—
Cost of shares repurchased through tender offer	—	—	(64,644,200)	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	294,626	(64,644,200)	—	—	—
Net increase (decrease) in net assets applicable to common shares	90,828,807	(112,072,120)	(7,526,439)	(75,411,451)	68,610,189	(69,390,191)
Net assets applicable to common shares at the beginning of period	888,718,329	1,000,790,449	613,391,503	688,802,954	629,970,264	699,360,455
Net assets applicable to common shares at the end of period	$979,547,136	$888,718,329	$605,865,064	$613,391,503	$698,580,453	$629,970,264
Undistributed (Over-distribution of)net investment income at the end of period	$12,837,002	$13,663,451	$1,390,520	$1,461,216	$3,248,957	$3,301,942

See accompanying notes to financial statements.

104	Nuveen Investments

	Dividend Advantage (NAD)		Dividend Advantage 2 (NXZ)		Dividend Advantage 3 (NZF)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/14	10/31/13	10/31/14	10/31/13	10/31/14	10/31/13
Operations
Net investment income (loss)	$34,149,755	$31,778,746	$25,186,900	$25,599,598	$28,621,686	$28,803,856
Net realized gain (loss) from investments	(5,675,548)	2,993,365	(4,244,713)	(982,380)	2,902,509	(3,893,567)
Change in net unrealized appreciation (depreciation) of investments	55,026,460	(64,050,459)	40,639,109	(45,727,407)	55,454,652	(61,986,667)
Net increase (decrease) in net assets applicable to common shares from operations	83,500,667	(29,278,348)	61,581,296	(21,110,189)	86,978,847	(37,076,378)
Distributions to Common Shareholders
From net investment income	(35,535,691)	(34,749,765)	(24,679,326)	(23,936,470)	(28,964,800)	(30,409,101)
Decrease in net assets applicable to common shares from distributions to common shareholders	(35,535,691)	(34,749,765)	(24,679,326)	(23,936,470)	(28,964,800)	(30,409,101)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—	—	—
Cost of shares repurchased and retired	—	—	—	—	(412,130)	—
Cost of shares repurchased through tender offer	—	—	—	—	(61,388,654)	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	—	—	(61,800,784)	—
Net increase (decrease) in net assets applicable to common shares	47,964,976	(64,028,113)	36,901,970	(45,046,659)	(3,786,737)	(67,485,479)
Net assets applicable to common shares at the beginning of period	566,487,122	630,515,235	429,385,478	474,432,137	578,507,826	645,993,305
Net assets applicable to common shares at the end of period	$614,452,098	$566,487,122	$466,287,448	$429,385,478	$574,721,089	$578,507,826
Undistributed (Over-distribution of) net investment income at the end of period	$6,404,667	$6,977,549	$6,605,507	$6,039,433	$3,095,833	$2,175,375

See accompanying notes to financial statements.

Nuveen Investments	105

Statement of Cash Flows	Year Ended October 31, 2014

	Performance	Municipal	Market
	Plus	Advantage	Opportunity
	(NPP )	(NMA )	(NMO )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$146,328,347	$91,997,035	$105,456,218
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(151,324,015)	(72,786,574)	(100,830,981)
Proceeds from sales and maturities of investments	181,183,234	184,751,950	119,203,038
Proceeds from (Purchases of) short-term investments, net	—	—	—
Amortization (Accretion) of premiums and discounts, net	(13,483,896)	(4,204,311)	(5,659,941)
Amortization of deferred offering costs	56,729	288,445	139,222
(Increase) Decrease in:
Receivable for dividends and interest	303,326	1,723,644	593,784
Receivable for investments sold	(11,196,867)	8,818,811	6,716,145
Other assets	1,786	74,697	1,966
Increase (Decrease) in:
Payable for interest	(18,615)	—	—
Payable for investments purchased	991,536	263,253	(1,816,887)
Accrued management fees	47,851	(16,772)	33,192
Accrued Directors/Trustees fees	(2,671)	(967)	(2,903)
Accrued other expenses	40,379	89,024	20,006
Net realized (gain) loss from investments	10,740,119	9,717,188	4,903,345
Change in net unrealized (appreciation) depreciation of investments	(102,403,992)	(67,271,943)	(73,626,256)
Taxes paid on undistributed capital gains	(709)	(88)	(729)
Net cash provided by (used in) operating activities	61,262,542	153,443,392	55,129,219
Cash Flows from Financing Activities:
(Payments for) deferred offering costs	—	—	—
Increase (Decrease) in:
Cash overdraft	—	(495,039)	(514,246)
Floating rate obligations	(7,875,000)	(14,780,000)	(12,180,000)
Payable for offering costs	(60)	—	—
iMTP Shares, at liquidation value	—	—	—
MTP Shares, at liquidation value	—	—	—
VMTP Shares, at liquidation value	—	—	—
VRDP Shares, at liquidation value	—	(28,000,000)	—
Cash distributions paid to common shareholders	(55,490,932)	(35,141,301)	(36,725,304)
Cost of common shares repurchased and retired	—	—	—
Cost of common shares repurchased through tender offer	—	(64,644,200)	—
Net cash provided by (used in) financing activities	(63,365,992)	(143,060,540)	(49,419,550)
Net Increase (Decrease) in Cash	(2,103,450)	10,382,852	5,709,669
Cash at the beginning of period	4,131,323	—	—
Cash at the end of period	$2,027,873	$10,382,852	$5,709,669

	Performance	Municipal	Market
	Plus	Advantage	Opportunity
Supplemental Disclosure of Cash Flow Information	(NPP )	(NMA )	(NMO )
Cash paid for interest (excluding amortization of offering costs)	$6,656,833	$621,011	$739,719

See accompanying notes to financial statements.

106	Nuveen Investments

	Dividend	Dividend	Dividend
	Advantage	Advantage 2	Advantage 3
	(NAD )	(NXZ )	(NZF )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$83,500,667	$61,581,296	$86,978,847
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(77,673,939)	(75,002,943)	(118,833,491)
Proceeds from sales and maturities of investments	98,307,742	92,382,665	172,701,325
Proceeds from (Purchases of) short-term investments, net	—	—	18,914,000
Amortization (Accretion) of premiums and discounts, net	(7,590,815)	(2,216,320)	2,493,725
Amortization of deferred offering costs	947,428	76,006	1,103,689
(Increase) Decrease in:
Receivable for dividends and interest	395,868	223,696	1,221,461
Receivable for investments sold	3,361,688	38,812	(7,905,731)
Other assets	4,716	18,114	(5,941)
Increase (Decrease) in:
Payable for interest	(217,706)	—	(247,023)
Payable for investments purchased	(2,119,634)	694,306	6,774,872
Accrued management fees	23,446	18,581	(7,797)
Accrued Directors/Trustees fees	(3,182)	(2,212)	10,145
Accrued other expenses	18,917	10,275	144,890
Net realized (gain) loss from investments	5,675,548	4,244,713	(2,902,509)
Change in net unrealized (appreciation) depreciation of investments	(55,026,460)	(40,639,109)	(55,454,652)
Taxes paid on undistributed capital gains	(26,021)	(17)	(151)
Net cash provided by (used in) operating activities	49,578,263	41,427,863	104,985,659
Cash Flows from Financing Activities:
(Payments for) deferred offering costs	(130,000)	—	(1,100,000)
Increase (Decrease) in:
Cash overdraft	—	(88,086)	—
Floating rate obligations	(6,600,000)	—	(7,460,000)
Payable for offering costs	—	—	23,803
iMTP Shares, at liquidation value	—	—	150,000,000
MTP Shares, at liquidation value	(144,300,000)	—	(70,000,000)
VMTP Shares, at liquidation value	144,600,000	—	(88,200,000)
VRDP Shares, at liquidation value	—	—	—
Cash distributions paid to common shareholders	(35,493,107)	(24,537,961)	(29,025,682)
Cost of common shares repurchased and retired	—	—	(412,130)
Cost of common shares repurchased through tender offer	—	—	(61,388,654)
Net cash provided by (used in) financing activities	(41,923,107)	(24,626,047)	(107,562,663)
Net Increase (Decrease) in Cash	7,655,156	16,801,816	(2,577,004)
Cash at the beginning of period	805,823	—	3,575,392
Cash at the end of period	$8,460,979	$16,801,816	$998,388

	Dividend	Dividend	Dividend
	Advantage	Advantage 2	Advantage 3
Supplemental Disclosure of Cash Flow Information	(NAD )	(NXZ )	(NZF )
Cash paid for interest (excluding amortization of offering costs)	$3,593,701	$400,012	$3,365,053

See accompanying notes to financial statements.

Nuveen Investments	107

Financial Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Share- holders	(a)	Total	From Net Investment Income to Common Share- holders	From Accumu- lated Net Realized Gains to Common Share- holders	Total	Discounts from Common Shares Repurchased through Tender Offer	Ending Common Share NAV	Ending Market Value
Performance Plus (NPP)
Year Ended 10/31:
2014	$14.81	$0.91	$1.52	$—	$—		$2.43	$(0.92)	$—	$(0.92)	$—	$16.32	$14.61
2013	16.68	0.88	(1.82)	—	—		(0.94)	(0.93)	—	(0.93)	—	14.81	13.64
2012	14.89	0.92	1.83	—	—		2.75	(0.96)	—	(0.96)	—	16.68	16.44
2011	15.29	0.97	(0.32)	(0.01)	—	*	0.64	(0.95)	(0.09)	(1.04)	—	14.89	14.36
2010	14.52	1.03	0.70	(0.03)	—	*	1.70	(0.92)	(0.01)	(0.93)	—	15.29	15.00

Municipal Advantage (NMA)
Year Ended 10/31:
2014	14.04	0.80	1.34	—	—		2.14	(0.80)	—	(0.80)	0.03	15.41	13.74
2013	15.76	0.80	(1.69)	—	—		(0.89)	(0.83)	—	(0.83)	—	14.04	12.52
2012	14.37	0.86	1.64	—	—		2.50	(0.97)	(0.14)	(1.11)	—	15.76	15.67
2011	14.79	0.93	(0.27)	—	—		0.66	(1.00)	(0.08)	(1.08)	—	14.37	14.05
2010	14.08	1.01	0.76	(0.01)	—	*	1.76	(0.98)	(0.07)	(1.05)	—	14.79	14.92

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

108	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)

Based on Common Share NAV (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(e)

16.91%	14.24%	$979,547	1.76%		5.87%		10%
(5.90)	(11.75)	888,718	1.85		5.52		19
18.89	21.59	1,000,790	1.67		5.72		10
4.78	3.22	892,603	1.62		6.84		10
12.07	18.65	916,152	1.13		6.93		14

15.93	16.64	605,865	1.71		5.45		8
(5.87)	(15.21)	613,392	1.69		5.31		17
17.99	20.05	688,803	1.75		5.67		18
5.05	1.90	626,616	2.01		6.76		14
12.90	19.58	642,364	1.66		7.04		16

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”), VMTP Shares and/or VRDP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to VMTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, Variable Rate MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Performance Plus (NPP)
Year Ended 10/31:
2014	0.72%
2013	0.84
2012	0.70
2011	0.56
2010	0.04

Municipal Advantage (NMA)
Year Ended 10/31:
2014	0.68%
2013	0.71
2012	0.76
2011	0.96
2010	0.60

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	109

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Share- holders	(a)	Total	From Net Investment Income to Common Share- holders	From Accumu- lated Net Realized Gains to Common Share- holders	Total	Ending Common Share NAV	Ending Market Value
Market Opportunity (NMO)
Year Ended 10/31:
2014	$13.73	$0.80	$1.50	$—	$—		$2.30	$(0.80)	$—	$(0.80)	$15.23	$13.60
2013	15.25	0.79	(1.52)	—	—		(0.73)	(0.79)	—	(0.79)	13.73	12.19
2012	13.60	0.83	1.70	—	—		2.53	(0.88)	—	(0.88)	15.25	14.92
2011	14.17	0.88	(0.48)	— *	—		0.40	(0.97)	—	(0.97)	13.60	13.18
2010	13.59	0.99	0.56	(0.01)	—		1.54	(0.96)	—	(0.96)	14.17	14.55

Dividend Advantage (NAD)
Year Ended 10/31:
2014	14.42	0.87	1.25	—	—		2.12	(0.90)	—	(0.90)	15.64	14.16
2013	16.05	0.81	(1.56)	—	—		(0.75)	(0.88)	—	(0.88)	14.42	12.92
2012	14.39	0.86	1.76	—	—		2.62	(0.92)	(0.04)	(0.96)	16.05	15.76
2011	14.68	0.92	(0.29)	(0.01)	—		0.62	(0.91)	—	(0.91)	14.39	13.70
2010	13.89	1.00	0.72	(0.02)	—		1.70	(0.91)	—	(0.91)	14.68	14.40

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

110	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)

Based on Common Share NAV (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(e)

17.25%	18.70%	$698,580	1.76%		5.56%		10%
(4.99)	(13.41)	629,970	1.77		5.35		20
19.09	20.34	699,360	1.85		5.64		13
3.40	(2.33)	622,815	2.10		6.74		14
11.71	17.03	648,017	1.70		7.17		26

15.19	17.10	614,452	1.73		5.82		9
(4.87)	(12.81)	566,487	1.99		5.21		11
18.67	22.59	630,515	2.04		5.55		12
4.76	1.93	565,364	2.02		6.77		15
12.60	19.17	576,895	1.61		6.99		8

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares, VMTP Shares and/or VRDP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Market Opportunity (NMO)
Year Ended 10/31:
2014	0.74%
2013	0.77
2012	0.82
2011	0.97
2010	0.58

Dividend Advantage (NAD)
Year Ended 10/31:
2014	0.75%
2013	1.03
2012	1.03
2011	0.94
2010	0.54

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	111

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions			Discount from Common Shares
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Share- holders	(a)	Total	From Net Investment Income to Common Share- holders	From Accumu- lated Net Realized Gains to Common Share- holders	Total	Repurchased and Retired		Repurchased through Tender Offer	Based Ending Common Share NAV	Ending Market Value
Dividend Advantage 2 (NXZ)
Year Ended 10/31:
2014	$14.57	$0.85	$1.24	$—	$—		$2.09	$(0.84)	$—	$(0.84)	$—		$—	$15.82	$14.12
2013	16.09	0.87	(1.58)	—	—		(0.71)	(0.81)	—	(0.81)	—		—	14.57	12.99
2012	14.50	0.88	1.84	—	—		2.72	(0.95)	(0.18)	(1.13)	—		—	16.09	15.63
2011	14.76	0.99	(0.29)	—	—		0.70	(0.96)	—	(0.96)	—		—	14.50	13.90
2010	14.45	1.02	0.26	—	—		1.28	(0.97)	—	(0.97)	—		—	14.76	14.67

Dividend Advantage 3 (NZF)
Year Ended 10/31:
2014	14.32	0.72	1.47	—	—		2.19	(0.72)	—	(0.72)	—	*	0.03	15.82	13.80
2013	15.99	0.71	(1.63)	—	—		(0.92)	(0.75)	—	(0.75)	—		—	14.32	12.66
2012	14.53	0.78	1.67	—	—		2.45	(0.95)	(0.04)	(0.99)	—		—	15.99	15.73
2011	14.74	0.98	(0.18)	(0.01)	—	*	0.79	(0.98)	(0.02)	(1.00)	—		—	14.53	14.17
2010	14.19	1.06	0.52	(0.02)	—	*	1.56	(0.95)	(0.06)	(1.01)	—		—	14.74	14.58

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

112	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)

Based on Common Share NAV (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss	)	Expenses	(e)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(f)

14.72%	15.56%	$466,287	1.60%		5.66%		N/A		N/A		12%
(4.58)	(12.04)	429,385	1.53		5.58		N/A		N/A		22
19.46	21.15	474,432	1.64		5.70		N/A		N/A		15
5.24	1.70	427,085	1.78		7.08		1.75%		7.11%		40
9.12	10.89	434,764	1.79		6.85		1.68		6.95		5

15.90	15.07	574,721	1.73		4.78		N/A		N/A		14
(5.93)	(15.08)	578,508	1.71		4.66		N/A		N/A		14
17.33	18.48	645,993	1.76		5.06		N/A		N/A		22
5.83	4.59	587,047	1.53		6.93		1.46		7.00		30
11.41	17.04	595,413	1.17		7.21		1.02		7.36		7

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, iMTP Shares, MTP Shares, VMTP Shares and/or VRDP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. As of March 31, 2011 and September 30, 2011, the Adviser is no longer reimbursing Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF), respectively, for any fees and expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to iMTP Shares, MTP Shares, VMTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, Institutional MuniFund Term Preferred Shares, MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Dividend Advantage 2 (NXZ)
Year Ended 10/31:
2014	0.60%
2013	0.62
2012	0.65
2011	0.78
2010	0.78

Dividend Advantage 3 (NZF)
Year Ended 10/31:
2014	0.72%
2013	0.75
2012	0.77
2011	0.48
2010	0.09

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	113

Financial Highlights (continued)

	ARPS at the End of Period		VMTP Shares at the End of Period		VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
Performance Plus (NPP)
Year Ended 10/31:
2014	$—	$—	$535,000	$283,093	$—	$—
2013	—	—	535,000	266,116	—	—
2012	—	—	421,700	337,323	—	—
2011	—	—	421,700	311,668	—	—
2010	419,900	79,546	—	—	—	—

Municipal Advantage (NMA)
Year Ended 10/31:
2014	—	—	—	—	268,800	325,396
2013	—	—	—	—	296,800	306,668
2012	—	—	—	—	296,800	332,076
2011	—	—	—	—	296,800	311,124
2010	—	—	—	—	296,800	316,430

114	Nuveen Investments

	ARPS at the End of Period		MTP Shares at the End of Period (a)		VMTP Shares at the End of Period		VRDP Shares at the End of Period		ARPS, MTP and/or VMTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
Market Opportunity (NMO)
Year Ended 10/31:
2014	$—	$—	$—	$—	$—	$—	$350,900	$299,082	$—
2013	—	—	—	—	—	—	350,900	279,530	—
2012	—	—	—	—	—	—	350,900	299,305	—
2011	—	—	—	—	—	—	350,900	277,491	—
2010	—	—	—	—	—	—	350,900	284,673	—

Dividend Advantage (NAD)
Year Ended 10/31:
2014	—	—	—	—	265,000	331,869	—	—	—
2013	—	—	144,300	31.40	120,400	314,011	—	—	3.14
2012	—	—	144,300	33.82	120,400	338,200	—	—	3.38
2011	—	—	144,300	31.36	120,400	313,587	—	—	3.14
2010	120,075	79,553	144,300	31.82	—	—	—	—	3.18

Dividend Advantage 2 (NXZ)
Year Ended 10/31:
2014	—	—	—	—	—	—	196,000	337,902	—
2013	—	—	—	—	—	—	196,000	319,074	—
2012	—	—	—	—	—	—	196,000	342,057	—
2011	—	—	—	—	—	—	196,000	317,900	—
2010	—	—	—	—	—	—	196,000	321,819	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014		2013	2012	2011	2010
Dividend Advantage (NAD)
Series 2015 (NAD PRC)
Ending Market Value per Share	$—		$10.06	$10.10	$10.06	$10.10
Average Market Value per Share	10.04	^^	10.08	10.09	10.05	10.10	^

^	For the period March 16, 2010 (first issuance date of shares) through October 31, 2010.
^^	For the period November 1, 2013 through December 20, 2013.

See accompanying notes to financial statements.

Nuveen Investments	115

Financial Highlights (continued)

	ARPS at the End of Period		iMTP Shares at the End of Period		MTP Shares at the End of Period (a)		VMTP Shares at the End of Period		iMTP, MTP and/or VMTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $5,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
Dividend Advantage 3 (NZF)
Year Ended 10/31:
2014	$—	$—	$150,000	$17,440	$—	$—	$81,000	$348,797	$3.49
2013	—	—	—	—	70,000	34.19	169,200	341,851	3.42
2012	—	—	—	—	70,000	37.01	169,200	370,064	3.70
2011	—	—	—	—	70,000	34.54	169,200	345,421	3.45
2010	236,950	87,821	—	—	—	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014		2013	2012	2011
Dividend Advantage 3 (NZF)
Series 2016 (NZF PRC)
Ending Market Value per Share	$—		$10.10	$10.14	$10.14
Average Market Value per Share	10.05	^^	10.10	10.12	10.05	^

^	For the period December 20, 2010 (first issuance date of shares) through October 31, 2011.
^^	For the period November 1, 2013 through April 11, 2014.

116	Nuveen Investments

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or NYSE MKT symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Performance Plus Municipal Fund, Inc. (NPP) (“Performance Plus (NPP)”)
•	Nuveen Municipal Advantage Fund, Inc. (NMA) (“Municipal Advantage (NMA)”)
•	Nuveen Municipal Market Opportunity Fund, Inc. (NMO) (“Market Opportunity (NMO)”)
•	Nuveen Dividend Advantage Municipal Fund (NAD) (“Dividend Advantage (NAD)”)
•	Nuveen Dividend Advantage Municipal Fund 2 (NXZ) (“Dividend Advantage 2 (NXZ)”)
•	Nuveen Dividend Advantage Municipal Fund 3 (NZF) (“Dividend Advantage 3 (NZF)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end registered investment companies. Performance Plus (NPP), Municipal Advantage (NMA), Market Opportunity (NMO) and Dividend Advantage (NAD) are traded on the NYSE while Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF) are traded on the NYSE MKT. Performance Plus (NPP), Municipal Advantage (NMA) and Market Opportunity (NMO) were organized as Minnesota corporations on April 28, 1989, November 6, 1989 and January 23, 1990, respectively. Dividend Advantage (NAD), Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF) were organized as Massachusetts business trusts on January 15, 1999, June 1, 1999 and March 21, 2001, respectively.

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Purchase and Sale Agreement
On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser. The transaction has not resulted in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Funds’ investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund’s Sub-Adviser. These new agreements were approved by shareholders of each of the Funds, and went into effect on October 1, 2014. The terms of the new agreements, including the fees payable to each Fund’s Adviser and Sub-Adviser, are substantially identical to those of the investment management agreements and investment sub-advisory agreements in place immediately prior to the closing.

Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Nuveen Investments	117

Notes to Financial Statements (continued)

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of October 31, 2014, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Outstanding when-issued/delayed delivery purchase commitments	$6,000,000		$5,000,000		$6,000,000		$5,000,000		$5,000,000		$10,217,672

Investment Income
Dividend income is recorded on the ex-dividend date. Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statements of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Tender Offer
During the current fiscal period, the Board of Directors/Trustees of Municipal Advantage (NMA) and Dividend Advantage 3 (NZF) each approved a tender offer to purchase up to 10% of each Fund’s outstanding common shares for cash at a price per common share equal to 98% of the Fund’s per common share net asset value (“NAV”) determined on the date the tender offer expires.

The tender offer for each Fund commenced on August 18, 2014 and expired on September 19, 2014. Each Fund’s tender offer was oversubscribed, and therefore each Fund purchased 10% of its respective outstanding common shares allocating such purchases pro-rata based on the number of shares properly tendered. The final results of each Fund’s tender offer are as shown in the accompanying table.

	Municipal	Dividend
	Advantage	Advantage 3
	NMA	NZF
Number of Common Shares Outstanding before Tender Offer	43,697,408	40,400,028
Number of Common Shares Authorized for Tender Offer	4,369,741	4,040,003
Purchase Price (98% of Common Share NAV on Expiration Date)	$14.7936	$15.1952
Number of Common Shares Outstanding after Tender Offer	39,327,667	36,360,025

In conjunction with the tender offers Municipal Advantage (NMA) and Dividend Advantage 3 (NZF) each redeemed a portion of their Variable Rate Demand Preferred (“VRDP”) Shares and Variable Rate MuniFund Term Preferred (“VMTP”) Shares, respectively, in order to mitigate the tender offer’s impact to each Fund’s effective leverage ratio and asset coverage level. Please refer to Variable Rate Demand Preferred Shares and Variable Rate MuniFund Term Preferred Shares below for more information on each Fund’s VRDP Shares and VMTP Shares.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). During prior fiscal periods, the Funds redeemed all of their outstanding ARPS, at liquidation value.

118	Nuveen Investments

Institutional MuniFund Term Preferred Shares
The following Fund has issued and outstanding Institutional MuniFund Term Preferred (“iMTP”) Shares, with a $5,000 liquidation value per share. iMTP Shares are issued via private placement and are not publicly available.

As of October 31, 2014, iMTP Shares outstanding, at liquidation value, for the following Fund was as follows:

			Shares
			Outstanding
			at $5,000
		Shares	Per Share
Fund	Series	Outstanding	Liquidation Value
Dividend Advantage 3 (NZF)	2017	30,000	$150,000,000

The Fund is obligated to redeem its iMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. iMTP Shares are subject to optional and mandatory redemption in certain circumstances. The iMTP Shares are not subject to redemption at the option of the Fund for one year following the date of issuance (“Non-Call Expiration Date”), at which point the Fund may begin to redeem at its option (“Optional Redemption Date”). The Fund may be obligated to redeem certain of the iMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for the Fund’s iMTP Shares are as follows:

		Term	Optional	Non-Call
Fund	Series	Redemption Date	Redemption Date	Expiration Date
Dividend Advantage 3 (NZF)	2017	October 1, 2017	April 1, 2015	March 31, 2015

The average liquidation value of iMTP Shares outstanding and annualized dividend rate for the Fund during the fiscal year ended October 31, 2014, were as follows:

	Dividend
	Advantage 3
	(NZF	)*
Average liquidation value of iMTP Shares outstanding	$150,000,000
Annualized dividend rate	0.81%

*	For the period April 1, 2014 (first issuance of shares) through October 31, 2014.

iMTP Shares generally do not trade, and market quotations are generally not available. iMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of iMTP Shares is expected to be approximately their liquidation par value so long as the fixed “spread” on the iMTP Shares remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund’s Adviser has determined that the fair value of iMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of iMTP Shares is recorded as a liability and recognized as “Institutional MuniFund Term Preferred (“iMTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities.

Dividends on the iMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on iMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on iMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Offering costs of $970,000 were incurred in connection with the Fund’s offering of iMTP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

MuniFund Term Preferred Shares
During the current fiscal period, Dividend Advantage (NAD) and Dividend Advantage 3 (NZF) had issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 liquidation value per share. Each Fund’s MTP Shares were issued in one or more series and traded on the NYSE/NYSE MKT.

Dividend Advantage (NAD) redeemed all of its outstanding Series 2015 MTP Shares on December 20, 2013. Dividend Advantage 3 (NZF) redeemed all of its outstanding Series 2016 MTP Shares on April 11, 2014.

Dividend Advantage’s (NAD) MTP Shares were redeemed at their $10 liquidation value per share plus dividend amounts owed using proceeds from its issuance of VMTP Shares (as described below in Variable Rate MuniFund Term Preferred Shares). Dividend Advantage 3’s (NZF) MTP Shares were redeemed at their $10 liquidation value per share plus dividend amounts owed using proceeds from its issuance of iMTP Shares and VMTP Shares (as described above in Institutional MuniFund Term Preferred Shares and below in Variable Rate MuniFund Preferred Shares, respectively).

Nuveen Investments	119

Notes to Financial Statements (continued)

The average liquidation value of MTP Shares outstanding for each Fund during the fiscal year ended October 31, 2014, was as follows:

	Dividend		Dividend
	Advantage		Advantage 3
	(NAD	)*	(NZF	)**
Average liquidation value of MTP Shares outstanding	$144,300,000		$70,000,000

*	For the period November 1, 2013 through December 20, 2013.
**	For the period November 1, 2013 through April 11, 2014.

For financial reporting purposes, the liquidation value of MTP Shares is recorded as a liability and recognized as “MuniFund Term Preferred (“MTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. Unpaid dividends on MTP Shares were recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MTP Shares were recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which were amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

In conjunction with Dividend Advantage’s (NAD) and Dividend Advantage 3’s (NZF) redemption of MTP Shares, the remaining deferred offering costs of $823,585 and $547,569, respectively, were fully expensed during the current fiscal period, as the redemptions were deemed an extinguishment of debt.

Variable Rate MuniFund Term Preferred Shares
The following Funds have issued and outstanding VMTP Shares, with a $100,000 liquidation value per share. VMTP Shares are issued via private placement and are not publicly available.

As of October 31, 2014, VMTP Shares outstanding, at liquidation value, for each Fund was as follows:

			Shares
			Outstanding at
		Shares	$100,000 Per Share
Fund	Series	Outstanding	Liquidation Value
Performance Plus (NPP)	2015	5,350	$535,000,000
Dividend Advantage (NAD)	2016	2,650	$265,000,000
Dividend Advantage 3 (NZF)	2017	810	$81,000,000

On January 6, 2014, Dividend Advantage (NAD) and on April 11, 2014, Dividend Advantage 3 (NZF) redeemed all 1,204 shares of its outstanding Series 2014 VMTP and 1,692 shares of its outstanding Series 2014 VMTP, respectively. Dividend Advantage (NAD) issued 2,650 shares of Series 2016 VMTP and Dividend Advantage 3 (NZF) issued 910 shares of Series 2017 VMTP, each through a privately negotiated offering. Dividend Advantage (NAD) and Dividend Advantage 3 (NZF) completed their refinancing of their existing VMTP Shares with new VMTP Shares with a term redemption date of December 30, 2016 and April 1, 2017, respectively.

On October 6, 2014, Dividend Advantage 3 (NZF) redeemed 100 shares of its outstanding Series 2017 VMTP Shares as a result of the completion of its tender offer.

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to payment of premium for one year following the date of issuance (“Premium Expiration Date”), and at par thereafter. Each Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of VMTP Shares are as follows:

		Term	Optional	Premium
Fund	Series	Redemption Date	Redemption Date	Expiration Date
Performance Plus (NPP)	2015	December 1, 2015	December 1, 2013	November 30, 2013
Dividend Advantage (NAD)	2016	December 30, 2016	January 1, 2015	December 31, 2014
Dividend Advantage 3 (NZF)	2017	April 1, 2017	April 1, 2015	March 31, 2015

120	Nuveen Investments

The average liquidation value of VMTP Shares outstanding and annualized dividend rate for each Fund during the fiscal year ended October 31, 2014, were as follows:

	Performance		Dividend		Dividend
	Plus		Advantage		Advantage 3
	(NPP	)	(NAD	)	(NZF	)
Average liquidation value of VMTP Shares outstanding	$535,000,000		$257,796,164		$122,638,904
Annualized dividend rate	1.20%		1.02%		1.09%

VMTP Shares generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation par value so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of VMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of VMTP Shares is recorded as a liability and recognized as “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities.

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred by the Funds in connection with each Fund’s offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

In conjunction with Dividend Advantage’s (NAD) and Dividend Advantage 3’s (NZF) redemption of VMTP Shares, the remaining deferred offering costs of $72,549 and $157,581, respectively, were fully expensed during the current fiscal period, as the redemptions were deemed an extinguishment of debt. Dividend Advantage (NAD) and Dividend Advantage 3 (NFZ) each incurred offering costs of $130,000 in connection with the issuance of Series 2016 and Series 2017 VMTP Shares, respectively, which were recorded as a deferred charge and are being amortized over the life of the shares.

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding VRDP Shares, with a $100,000 liquidation value per share. VRDP Shares are issued via private placement and are not publicly available.

As of October 31, 2014, the details of each Fund’s VRDP Shares outstanding are as follows:

			Shares
			Outstanding at
		Shares	$100,000 Per Share
Fund	Series	Outstanding	Liquidation Value	Maturity
Municipal Advantage (NMA)	1	2,688	$268,800,000	March 1, 2040
Market Opportunity (NMO)	1	3,509	$350,900,000	March 1, 2040
Dividend Advantage 2 (NXZ)	2	1,960	$196,000,000	August 1, 2040

On October 10, 2014, Municipal Advantage (NMA) redeemed 280 shares of its outstanding Series 1 VRDP Shares as a result of the completion of its tender offer.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

Nuveen Investments	121

Notes to Financial Statements (continued)

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for each Fund during the fiscal year ended October 31, 2014, were as follows:

	Municipal		Market		Dividend
	Advantage		Opportunity		Advantage 2
	(NMA	)	(NMO	)	(NXZ	)
Average liquidation value of VRDP Shares outstanding	$295,112,329		$350,900,000		$196,000,000
Annualized dividend rate	0.13%		0.18%		0.15%

For financial reporting purposes, the liquidation value of VRDP Shares is a liability and is recognized as “Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities” and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

In conjunction with Municipal Advantage’s (NMA) redemption of VRDP Shares, deferred offering costs of $204,033 was fully expensed during the current fiscal period, as the redemption was deemed an extinguishment of debt.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation
Prices of fixed income securities are provided by a pricing service approved by the Funds’ Board of Directors/Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAV on the valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly

122	Nuveen Investments

sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board or its appointee.

Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Performance Plus (NPP)	Level 1	Level 2	Level 3	**	Total
Long-Term Investments*:
Municipal Bonds	$—	$1,513,608,060	$—		$1,513,608,060
Corporate Bonds	—	—	47,139		47,139
Total	$—	$1,513,608,060	$47,139		$1,513,655,199

Municipal Advantage (NMA)
Long-Term Investments*:
Municipal Bonds	$—	$875,983,296	$1,154,445		$877,137,741
Corporate Bonds	—	—	48,468		48,468
Total	$—	$875,983,296	$1,202,913		$877,186,209

Market Opportunity (NMO)
Long-Term Investments*:
Municipal Bonds	$—	$1,043,320,226	$—		$1,043,320,226
Common Stocks	2,836,155	—	—		2,836,155
Corporate Bonds	—	—	142,662		142,662
Total	$2,836,155	$1,043,320,226	$142,662		$1,046,299,043

Dividend Advantage (NAD)
Long-Term Investments*:
Municipal Bonds	$—	$887,619,343	$2,405,094		$890,024,437
Corporate Bonds	—	—	56,649		56,649
Investment Companies	546,249	—	—		546,249
Total	$546,249	$887,619,343	$2,461,743		$890,627,335

Dividend Advantage 2 (NXZ)
Long-Term Investments*:
Municipal Bonds	$—	$650,893,104	$962,038		$651,855,142
Corporate Bonds	—	—	59,100		59,100
Total	$—	$650,893,104	$1,021,138		$651,914,242

Nuveen Investments	123

Notes to Financial Statements (continued)

Dividend Advantage 3 (NZF)	Level 1	Level 2	Level 3	**	Total
Long-Term Investments*:
Municipal Bonds	$—	$824,943,431	$1,443,056		$826,386,487
Corporate Bonds	—	—	9,629		9,629
Investment Companies	3,568,160	—	—		3,568,160
Total	$3,568,160	$824,943,431	$1,452,685		$829,964,276

*	Refer to the Fund’s Portfolio of Investments for industry/state classifications.
**	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”).

An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment

124	Nuveen Investments

(net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2014, were as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Average floating rate obligations outstanding	$34,396,027		$40,948,388		$29,557,671		$40,260,411		$19,570,000		$42,593,137
Average annual interest rate and fees	0.57%		0.55%		0.42%		0.57%		0.49%		0.46%

As of October 31, 2014, the total amount of floating rate obligations issued by each Fund’s self deposited inverse floaters and externally-deposited inverse floaters was as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Floating rate obligations: self-deposited inverse floaters	$28,050,000		$30,708,333		$22,550,000		$36,210,000		$19,570,000		$36,952,000
Floating rate obligations: externally-deposited inverse floaters	18,240,000		25,186,667		19,390,000		24,788,000		21,125,000		35,502,000
Total	$46,290,000		$55,895,000		$41,940,000		$60,998,000		$40,695,000		$72,454,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of October 31, 2014, each Fund’s maximum exposure to the floating rate obligations issued by the externally-deposited Recourse Trusts was as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Maximum exposure to Recourse Trusts	$7,500,000		$11,250,000		$7,500,000		$11,250,000		$11,250,000		$5,095,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund will limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 2014.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk,

Nuveen Investments	125

Notes to Financial Statements (continued)

consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares
Transactions in common shares for the fiscal years ended October 31, 2014 and October 31, 2013 are as follows:

			Municipal		Market
	Performance Plus (NPP)		Advantage (NMA)		Opportunity (NMO)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/14	10/31/13	10/31/14	10/31/13	10/31/14	10/31/13
Common Shares:
Issued to shareholders due to reinvestment of distributions	—	17,159	—	—	—	—
Repurchased through tender offer	—	—	(4,369,741)	—	—	—

	Dividend Advantage (NAD)		Dividend Advantage 2 (NXZ)		Dividend Advantage 3 (NZF)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/14	10/31/13	10/31/14	10/31/13	10/31/14	10/31/13
Common Shares:
Repurchased and retired	—	—	—	—	(30,000)	—
Repurchased through tender offer	—	—	—	—	(4,040,003)	—
Weighted average common share:
Price per share repurchased and retired	—	—	—	—	$13.72	—
Discount per share repurchased and retired	—	—	—	—	14.14%	—

Preferred Shares
Transactions in preferred shares for the Funds during the fiscal years ended October 31, 2014 and October 31, 2013, where applicable, are noted in the following tables.

Transactions in iMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	October 31, 2014
Dividend Advantage 3 (NZF)	Series	Shares	Amount
iMTP Shares issued	2017	30,000	$150,000,000

Transactions in MTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	October 31, 2014
		NYSE MKT
Dividend Advantage (NAD)	Series	Ticker	Shares	Amount
MTP Shares redeemed	2015	NAD PRC	(14,430,000)	$(144,300,000)
Dividend Advantage 3 (NZF)
MTP Shares redeemed	2016	NZF PRC	(7,000,000)	$(70,000,000)

126	Nuveen Investments

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	October 31, 2014
Dividend Advantage (NAD)	Series	Shares	Amount
VMTP Shares issued	2016	2,650	$265,000,000
VMTP Shares redeemed	2014	(1,204)	(120,400,000)
Net increase (decrease)		1,446	$144,600,000

Dividend Advantage 3 (NZF)
VMTP Shares issued	2017	910	$91,000,000
VMTP Shares redeemed:
	2014	(1,692)	(169,200,000)
	2017	(100)	(10,000,000)
Net increase (decrease)		(882)	$(88,200,000)

	Year Ended
	October 31, 2013
	Series	Shares	Amount
Performance Plus (NPP)
VMTP Shares issued	2015	5,350	$535,000,000
VMTP Shares exchanged	2014	(4,217)	(421,700,000)
Net increase (decrease)		1,133	$113,300,000

Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Year Ended
	October 31, 2014
	Series	Shares	Amount
Municipal Advantage (NMA)
VRDP Shares redeemed	1	(280)	$(28,000,000)

5. Investment Transactions
Long-term purchases and sales (including maturities) during the fiscal year ended October 31, 2014, were as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Purchases	$151,324,015		$72,786,574		$100,830,981		$77,673,939		$75,002,943		$118,833,491
Sales and maturities	181,183,234		184,751,950		119,203,038		98,307,742		92,382,665		172,701,325

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

Nuveen Investments	127

Notes to Financial Statements (continued)

As of October 31, 2014, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Cost of investments	$1,335,816,353		$775,040,957		$932,476,326		$783,936,581		$574,718,400		$728,908,466
Gross unrealized:
Appreciation	$164,561,111		$82,077,453		$95,565,545		$84,628,217		$70,056,835		$73,933,538
Depreciation	(14,768,369)		(10,642,050)		(4,292,841)		(14,147,554)		(12,438,718)		(9,822,955)
Net unrealized appreciation (depreciation) of investments	$149,792,742		$71,435,403		$91,272,704		$70,480,663		$57,618,117		$64,110,583

Permanent differences, primarily due to federal taxes paid, expired capital loss carryforward, taxable market discount and nondeductible offering costs, resulted in reclassifications among the Funds’ components of common share net assets as of October 31, 2014, the Funds’ tax year end, as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Paid-in-surplus	$(52,711)		$(420,570)		$(1,580,137)		$(941,689)		$(77,875)		$(2,603,936)
Undistributed (Over-distribution of) net investment income	8,617		366,297		59,737		813,053		58,500		1,263,572
Accumulated net realized gain (loss)	44,094		54,273		1,520,400		128,636		19,375		1,340,364

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2014, the Funds’ tax year end, were as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Undistributed net tax-exempt income1	$14,463,446		$2,437,336		$4,556,064		$8,285,337		$5,289,409		$4,225,957
Undistributed net ordinary income2	228,357		26,887		25,856		50,485		3,590		66,789
Undistributed net long-term capital gains	—		—		—		—		—		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2014, paid on November 3, 2014.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2014 and October 31, 2013, was designated for purposes of the dividends paid deduction as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
2014	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Distributions from net tax-exempt income3	$61,923,805		$35,526,436		$37,142,733		$38,142,098		$24,843,540		$32,196,995
Distributions from net ordinary income2	37,511		40,632		205,522		719,123		6,316		8,080
Distributions from net long-term capital gains	—		—		—		—		—		—

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
2013	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Distributions from net tax-exempt income	$62,511,839		$36,937,595		$37,276,853		$39,961,764		$24,606,089		$34,899,121
Distributions from net ordinary income2	—		340,840		—		208,271		—		68,680
Distributions from net long-term capital gains	—		—		—		—		—		—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2014, as Exempt Interest Dividends.

128	Nuveen Investments

As of October 31, 2014, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Expiration:
October 31, 2015	$—		$—		$1,902,879		$—		$—		$—
October 31, 2016	—		—		1,398,166		—		—		—
October 31, 2019	310,323		—		3,031,141		—		—		—
Not subject to expiration	16,032,930		11,499,177		26,426,566		9,456,126		13,236,913		1,538,808
Total	$16,343,253		$11,499,177		$32,758,752		$9,456,126		$13,236,913		$1,538,808

During the Funds’ tax year ended October 31, 2014, $1,437,187 of Market Opportunity’s (NMO) capital loss carryforward expired.

During the Funds’ tax year ended October 31, 2014, Dividend Advantage 3 (NZF) utilized $2,788,749 of its capital loss carryforward.

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components — a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:

Performance Plus (NPP)
Municipal Advantage (NMA)
Market Opportunity (NMO)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

Dividend Advantage (NAD)
Dividend Advantage 2 (NXZ)
Dividend Advantage 3 (NZF)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

Nuveen Investments	129

Notes to Financial Statements (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2014, the complex-level fee rate for each of these Funds was 0.1643%.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

130	Nuveen Investments

Additional Fund Information (Unaudited)

Board of Directors/Trustees
William Adams IV*	Robert P. Bremner**	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.
** Retired from the Funds’ Board of Directors/Trustees effective December 31, 2014.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm***	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60601	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

***
During the fiscal period ended October 31, 2014, the Board of Directors/Trustees of the Funds, upon recommendation of the Audit Committee, engaged KPMGLLP (“KPMG”) as the independent registered public accounting firm to the Funds replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014, as a result of the pending acquisition of Nuveen Investments, Inc. by TIAA-CREF.

Ernst & Young’s report on the Funds for the two most recent fiscal periods ended October 31, 2013 and October 31, 2012, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal periods ended October 31, 2013 and October 31, 2012 for the Funds and for the period November 1, 2013 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock (excluding common shares that may have been purchased through a tender offer), as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NPP	NMA	NMO	NAD	NXZ	NZF
Common shares repurchased	—	—	—	—	—	30,000

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	131

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see Leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

132	Nuveen Investments

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	133

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

134	Nuveen Investments

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	200

■	ROBERT P. BREMNER 1940 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	200

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
					200

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
					200

Nuveen Investments	135

Board Members & Officers (continued)

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■	JOHN K. NELSON 1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class II
Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
					200

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	200

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	200

■	VIRGINIA L. STRINGER 1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	200

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					200

136	Nuveen Investments

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Members:

■	WILLIAM ADAMS IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	200

■	THOMAS S. SCHREIER, JR.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	200

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					201

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	94

■	MARGO L. COOK 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	201

Nuveen Investments	137

Board Members & Officers (continued)

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	201

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	201

■	SCOTT S. GRACE 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					201

■	WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	201

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	201

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
					201

138	Nuveen Investments

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■	KATHLEEN L. PRUDHOMME 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	201

■	JOEL T. SLAGER 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	201

(1)
For Dividend Advantage (NAD), Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF), the Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Performance Plus (NPP), Municipal Advantage (NMA) and Market Opportunity (NMO), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	139

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $229 billion as of September 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

EAN-B-1014D 4919-INV-Y12/15

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Municipal Market Opportunity Fund, Inc.

The following tables show the amount of fees billed to the Fund during the Fund’s last two fiscal years by KPMG LLP, the Fund’s current auditor (engaged on August 7, 2014), and Ernst & Young LLP, the Fund’s former auditor. The audit fees billed to the Fund for the fiscal year 2014 are the only fees that have been billed to the Fund by KPMG LLP. All other fees listed in the tables below were billed to the Fund by Ernst & Young LLP. For engagements with KPMG LLP and Ernst & Young LLP, the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP and Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
October 31, 2014	$22,500	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2013	$22,250	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP and Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP and Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
October 31, 2014	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2013	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP and Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP and Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP and Ernst & Young LLP about any non-audit services that KPMG LLP and Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP and Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2014	$ 0	$ 0	$ 0	$ 0
October 31, 2013	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are John K. Nelson, Terence J. Toth, Jack B. Evans, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”.)  The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
THOMAS SPALDING	Nuveen Municipal Market Opportunity Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Thomas Spalding	Registered Investment Company	15	$10.47 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	5	$22.26 million
*	Assets are as of October 31, 2014. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of October 31, 2014, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Fund and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Thomas Spalding	Nuveen Municipal Market Opportunity Fund, Inc.	$100,001-$500,000	$ 500,001-$1,000,000

PORTFOLIO MANAGER BIO:

Thomas Spalding, CFA, is Senior Vice President and Senior Investment Officer of Nuveen Investments. He has direct investment responsibility for the National Long Term funds. He joined Nuveen in 1976 as assistant portfolio manager and has been the portfolio manager of the Nuveen Municipal Value Fund, Nuveen's first closed-end exchange traded fund, since its inception in 1987.  Currently, he manages investments for 16 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Market Opportunity Fund, Inc.

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: January 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: January 8, 2015

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 8, 2015